Lincoln Life(TM)

Multi Fund(R)
Variable Life
Annual
Report
1995

Lincoln Life(TM)

January 1996

Dear Multi Fund(R) Variable Life Policyholder:

1995 was a very prosperous year for most investors. The year saw a dramatic continuation of the rally in the financial marketplace that began in late 1994. The performance of the funds underlying the Multi Fund(R) Variable Universal Life subaccounts reflects 1995's strong investment markets.

The following table shows the change in unit values of the subaccounts over several time periods. These figures are slightly different from those appearing in the accompanying report as they reflect the deduction of asset charges associated with your policy.


                                           Percent change in unit values
                                           Periods ended 12/31/95
                                           ------------------------------------------
Multi Fund(R) Variable Life subaccounts             5-year average   10-year average
(Fund inception date)                      1 year   annual compound   annual compound
-------------------------------------------------------------------------------------
Aggressive Growth Fund (1/3/94)             33.95%       9.81%             N/A
Bond Fund (1/1/82)                          18.83        9.55               8.99%
Capital Appreciation Fund (1/3/94)          27.78       14.28*             N/A
Equity Income Fund (1/3/94)                 33.51       18.50*             N/A
Global Asset Allocation Fund (8/3/87)**     23.27       11.82               9.05*
Growth and Income Fund (1/1/82)             37.84       15.49              13.52
International Fund (5/1/91)**                8.02        7.31*             N/A
Managed Fund (4/27/83)                      28.85       11.69              10.70
Money Market Fund (1/7/82)***                5.09        3.61               5.19
Social Awareness Fund (5/2/88)              42.67       17.67              15.01*
Special Opportunities Fund (1/1/82)         31.25       18.20              11.64


Multi Fund(R) Variable Life began operations on 5/17/94; results prior to 5/17/94 are hypothetical. The rates of return shown in the above table reflect the percentage change in unit values of the Separate Account, and represent the gross investment results of the subaccounts minus the asset management charges and any miscellaneous expenses incurred by the funds, and minus the mortality and expense risk charges made by the Separate Account.




* From fund inception date.

** The risks associated with investing on a worldwide basis include differences in regulation of financial data and reporting, currency exchange differences, as well as economic and political systems which may be different from those in the United States.

*** An investment in the Money Market Fund is neither insured nor guaranteed by U.S. Government. There is no assurance that the subaccount will maintain a stable $1.00 share price.

The positive performance of the subaccounts in 1995, in comparison to the relatively poor performance of 1994, illustrates the importance of keeping a long-term perspective and maintaining a well-diversified portfolio. As we've mentioned in previous reports, it is important that your allocations among the available investment options are consistent with your individual risk tolerance and your long term investment horizon.

The next several pages contain performance and investment commentary from the Multi Fund(R) investment management firms. More detailed information about the 11 underlying funds follows the commentary.

Your decision to select one of our variable insurance products was well rewarded in 1995 and we appreciate the opportunity to help you achieve your financial security goals. Thank you again for placing your confidence in Lincoln Life. If we can be of further service, please call one of our customer service representatives on our toll free number -- 1-800-348-0851.

Sincerely,

/s/ KELLY D. CLEVENGER                  /s/ EDWARD B. MARTIN

Kelly D. Clevenger                      Edward B. Martin, CLU
Vice President                          Vice President



Note: The investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This material must be preceded or accompanied by a prospectus for the Lincoln Life Flexible Premium Variable Life Account K. Read the prospectus carefully before you invest.

HOW A $10,000 INVESTMENT HAS GROWN

The following charts show the growth of $10,000 invested in each of the investment portfolios. However, the variable annuity and life insurance contracts that use these funds have certain fees and expenses not reflected here.

AGGRESSIVE GROWTH FUND

[CHART SHOWING]
Growth of $10,000 invested 1/3/94 through 12/31/95
[APPEARS HERE]
                                                     1/3/94   12/31/95
                                                     -------  --------
  Agressive Growth Fund............................  $10,000  $12,195
  Russell 2000.....................................  $10,000  $12,610

As we had suggested in last year's report, 1995 has in fact been a very rewarding year for mid cap (medium sized companies) growth stock investors. We are glad to be able to deliver significant absolute and relative performance to our shareholders this year after a disappointing 1994. We believe that the drivers of 1995's performance have been stronger than expected corporate earnings and lower long term interest rates.

Mid cap growth stock valuations are higher today than a year ago, but we believe they are likely to move higher still as investors pay higher premiums for companies showing above average revenue and earnings growth. The average increase in expected 1996 earnings for companies whose shares are held in the fund's portfolio is significantly higher than that of the broader market as measured by the S&P 500 Index.

We believe that a principal driver to performance in 1996 is continued lower long term interest rates which, among other things, will help to support higher stock valuations. As always, our investment philosophy is based on identifying and purchasing the shares of those companies undergoing positive fundamental change. We are excited today about the number of companies we see undergoing such fundamental improvements and we are working hard to properly position this Fund for above average performance in 1996.

                                                                       Ed Petner

                                                                   Lynch & Mayer

BOND FUND

[CHART SHOWING]
Growth of $10,000 invested 1/1/86 through 12/31/95
[APPEARS HERE]
                                                     1/1/86   12/31/95
                                                     -------  --------
  Bond Fund........................................  $10,000  $24,751
  Lehman Brothers Government/Corporate Bond Index..  $10,000  $25,117

Throughout the financial markets, 1995 was an outstanding year. In a bull market in which yields plummeted by approximately 2-2 1/2% across most of the treasury curve, the Bond Fund outperformed relative to its peers.

A variety of factors helped to drive the bull run in the bond and stock markets in 1995. The Mexican peso devaluation in December of 1994 and the negative publicity from the Orange County and Barings investment losses, related to speculative derivatives, helped set the stage for the 1995 rebound. Tightening of monetary policy by the Federal Reserve during 1994 began to impact the economy in 1995, as the economy experienced a "soft landing" consisting of slow economic growth and low inflation. Finally, based in part on the Republican landslide in the 1994 elections, the markets rallied throughout the year on expectations of deficit reduction.

The Fund employed several key strategies during the year which enhanced portfolio returns. To take advantage of the soft landing, a strategy of aggressively taking more credit risk was utilized. The Fund's exposure in several sectors, including airlines and media, improved performance during the year. Confident of a rebound in interest rates, we remained at longer durations than our benchmark. This strategy was highly effective as the long bond rallied throughout the year resulting in price appreciation for the Fund. In anticipation of spread widening in the mortgage backed securities market, we maintained a modest exposure to this sector.

We look for 1996 to be a year of continued slow economic growth and moderate inflation. Although the bond market will not be able to repeat the extremely strong performance of 1995, a favorable environment for fixed income securities should exist as the Federal Reserve is likely to continue to ease interest rates.

                                                                  Tim Policinski

                                               Lincoln Investment Management Co.


CAPITAL APPRECIATION FUND

[CHART SHOWING]
Growth of $10,000 invested 1/3/94 through 12/31/95
[APPEARS HERE]
                                                    1/3/94  12/31/95
                                                    ------- --------
  Capital Appreciation Fund.......................  $10,000  $12,989
  S&P 500 Index...................................  $10,000  $13,932

At year end the financial markets closed out one of the strongest performances on record. Both stocks and bonds posted excellent gains against economic news that included moderate growth, low inflation and a dramatic decline in interest rates. In addition, corporate earnings grew at double-digit rates for the fourth year in a row. According to Standard and Poor's, the last time corporate earnings enjoyed this strong an expansion was 1934 - 1937.

Although market momentum slowed in the fourth quarter, when many technology and telecommunications stocks took a nosedive, the quarter still produced substantial returns. The S&P 500 Index gained 6.02% for the three months, and 37.58% for the year, while the Fund's portfolio appreciated 5.28% and 29.76% for the same respective periods.

A number of positions did well during the quarter. EDS (General Motors E), our largest single holding, moved higher as the company's account base expanded. General Motors should complete the spin off of EDS early this year. Robert Half International turned in another good quarter, and our insurance stocks, UNUM, General RE, and new addition Prudential Reinsurance were marked up as well. Also helping performance were United Technologies, Pittway, a supplier of security electronics systems and data transmission services, and Paging Network, which recently signed a contract with Sprint. Sprint will market Paging Network's services.

In Europe, most major markets did not keep up with the U.S., but our larger holdings, drug companies Roche and new addition SmithKline Beecham, experienced solid gains. SAP, which has been a terrific performer over the last two years, spent the quarter treading water, but has excellent prospects going forward.

A slower economy has both benefits and drawbacks for the financial markets. If the economy remains weak in 1996, a favorable interest rate environment should continue and support equities. The drawback is that corporate earnings could lose momentum. Even as the new year begins, we are experiencing an increase in companies missing their earnings projections.

Slower and less consistent earnings growth could adversely affect many stocks, but it could also expand the valuations of companies with more predictable earnings streams. Financial and pharmaceutical stocks are candidates for increase in earnings multiples because they tend to grow consistently. So, even as we experience more volatility in more market sectors in 1996, we may also see a rise in the prices investors will pay for the large, predictable growth stocks that make up the core holdings of this portfolio.

                                                                  James P. Craig

                                                             Janus Capital Corp.


EQUITY-INCOME FUND

[CHART SHOWING]
Growth of $10,000 invested 1/3/94 through 12/31/95
[APPEARS HERE]
                                                    1/3/94   12/31/95
                                                    ------   --------
  Equity Income Fund..............................  $10,000  $13,728
  S&P 500 Index...................................  $10,000  $13,932

In 1995, the portfolio performance trailed the exceptionally strong S&P 500 Index. Compared with its peer group, however, the portfolio performed well, surpassing the Lipper Equity-Income Index's total return.

Lower interest rates, strong corporate profits and inflows into equity mutual funds contributed to the S&P 500's strong advance and all sectors achieved solid double-digit gains. Overweighted interest-sensitive positions led the portfolio's performance as these companies posted above-consensus earnings and the stocks benefited dramatically from interest rates. During the period, drug and technology-related stocks also soared. Except for positions with compelling valuations or turnarounds, however, the portfolio typically underweights these growth-oriented groups. In the period, this underweighting detracted from performance relative to the market.

While the year's strong stock market gains and signs of overly optimistic bottom-up earnings estimates make it difficult to expect a repeat performance for the market in 1996, the potential for lower interest rates and continued, albeit slow, economic growth are positive in the outlook. Currently, investors are paying up for companies with steady earning growth. The portfolio has exposure in these stocks, including quality consumer non-durables, but it is looking for value elsewhere. Although the near-term earnings momentum for cyclicals is not exciting, we have added selectively to these positions because of their attractive valuations and potential for earnings improvements.

                                                                Stephen Petersen

                                                   Fidelity Management Trust Co.


GLOBAL ASSET ALLOCATION

[CHART SHOWING]
Growth of $10,000 invested 9/1/87 through 12/31/95
[APPEARS HERE]
                                                    9/1/87   12/31/95
                                                    ------   --------
  Global Asset Allocation Fund..................... $10,000  $20,574
  Lehman Brothers Government/Corporate Bond Index.. $10,000  $21,726
  S&P 500 Index.................................... $10,000  $33,740
  EAFE............................................. $10,000  $21,186

U.S. stock and bond markets roared to record highs in 1995, propelled by low inflation, declining interest rates and moderate economic growth. The U.S. stock market was led through most of the year by technology and financial issues. In the last quarter of the year, these sectors gave up market leadership to more defensive health care and consumer stocks. As interest rates fell, U.S. bonds made up the losses from 1994, and then some. International stock exchanges lagged the stellar performance of the U.S. market, led by the fickle Japanese market which plunged in the first half of the year only to make good all of its losses in the final six months of 1995. As in the U.S., interest rates have fallen overseas, leading to strong price performance for international bonds. The dollar exhibited dramatic volatility throughout the year, but finished only slightly lower against most European currencies and approximately unchanged versus the yen.

The Global Asset Allocation Fund returned more than 22% in 1995. The S&P 500 Index led virtually all world markets for the year, soaring 37.53%, the best calendar-year return since 1958. While overseas markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, were up 11.2% in dollar terms. The Lehman Brothers Aggregate Bond Index returned 18.47% in 1995, the third best calendar-year performance since the inception of the index. The Salomon World Government Bond Index was up 19.04% in dollar terms as foreign bond markets kept pace with the U.S. bull market in fixed income securities.

The worldwide economic environment of low inflation, low interest rates, and slow-to-moderate growth continues to be very supportive of financial assets. The performance of these assets in the U.S. in 1995 reflects the positive impact of this environment. In our view, U.S. markets are fairly priced, while many foreign stock and bond markets appear undervalued. We expect overseas markets to benefit in 1996 from continued declines in interest rates and a pickup in economic growth in the latter half of the year. As a result we will favor foreign stocks and bonds over their U.S. equivalents, although we will continue to monitor closely economic developments both at home and abroad and manage your portfolio in a prudent and broadly diversified fashion.

                                                            William Landes, PhD.

                                                              Putnam Investments



GROWTH & INCOME FUND

[CHART SHOWING]
Growth of $10,000 invested 1/1/86 through 12/31/95
[APPEARS HERE]
                                                    1/1/86   12/31/95
                                                    -------  --------
  Growth Fund...................................... $10,000  $37,174
  S&P 500 Index.................................... $10,000  $40,043

Stocks provided extraordinary gains this year as the S&P 500 Index returned 37.6%. At the beginning of the year, the economic soil did not seem rich enough to yield such a bountiful crop of returns. The Federal Reserve had aggressively raised interest rates to cut off a perceived threat of inflation. This tightening action was intended to slow down the economy and, in turn, may have tamed corporate profits. Quite to the contrary, while growth in Gross Domestic Product decreased early in the year, corporate profits were robust, surpassing the average expectations. These strong earnings fueled the stock market returns early in the year. Later in the year, while earnings continued to grow, the Federal Reserve lowered interest rates. This action boosted both the stock and bond markets.

Separate from the impact of raw earnings and economic forces on the market, speculation and politics also played a role in the market's dramatic rise. Technology stocks were hot. In part, the phenomenon of the Internet and the convenience and affordability of high powered computers drove technology stocks higher. However, politics played a role in that technology stocks generally do not pay dividends and they would benefit from the anticipated capital gains tax cut proposed by Congress.

The Growth and Income Fund had a strong year, outpacing the vast majority of similar funds. While the economic environment at the beginning of the year did not seem positive for stocks, investors with a long term perspective were rewarded for investing in the Growth & Income Fund and participating fully in the rally of 1995.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors


INTERNATIONAL FUND

[CHART SHOWING]
Growth of $10,000 invested 5/1/91 through 12/31/95
[APPEARS HERE]
                                                    5/1/91   12/31/95
                                                    -------  --------
  International Fund............................... $10,000  $14,205
  EAFE............................................. $10,000  $14,421

1995 got off to a very rocky start for international investors as disasters around the world, including a major earthquake in Japan, flooding in Central Europe, a melt-down of the Mexican peso, the collapse of a prestigious British merchant banking firm and a decline in the US dollar rocked the markets. In the eleven months following January almost every international market showed a positive return. For the full year the Fund's equity return was roughly in-line with the EAFEIndex. Very good stock selection throughout Europe, particularly in France, the Netherlands and Southern Europe, was a strong positive contributor to performance as was overweighting Scandinavia, the Deutschemark Block and the Other Pacific region. Unfortunately, underperformance in Japan and a half weighting to the UK (where our performance matched the Index at +22%) kept the portfolio's equity performance in line with the Index for the year.

We are currently seeing a mild slow-down in Europe and expect it to continue at least through the first quarter of 1996. We expect at least mild growth in Japan and perhaps better if political consolidation materializes, and we expect continued strong growth in many SE Asia economies. The emerging markets remain selectively attractive. The results from international investing pale in comparison to this year's stellar results from the US market, but the principals of diversification suggest international markets will again enjoy their day to shine.

                                                       Portfolio Management Team

                                                                Clay Finlay Inc.


MANAGED FUND

[CHART SHOWING]
Growth of $10,000 invested 1/1/86 through 12/31/95
[APPEARS HERE]
                                                    1/1/86   12/31/95
                                                    -------  --------
  Managed Fund..................................... $10,000  $28,689
  Lehman Brothers Government/Corporate Bond Index.. $10,000  $25,117
  S&P 500 Index.................................... $10,000  $40,043

Last year's performance was in sharp contrast to that of 1994. Funds investing in a mix of stocks and bonds should have performed well. The bond market as measured by the Lehman Government/Corporate Bond Index recorded its third best return since the index's inception in 1973. The S&P 500 performance in 1995 was the best over that same time period.

As we entered 1995 many analysts were convinced that the Fed would continue on its tightening agenda which began a year earlier. The Fed did indeed push up rates in February, but ultimately the market came to realize that inflationary pressures were under control. As the engineered "soft landing" actually evolved, the Fed was able to lower short rates in July and again in December. The long end of the interest rate curve was helped by foreign purchases of U.S. securities and the renewed confidence that inflation was under control. Equity markets were the beneficiary of lower interest rates and surprisingly good earnings reports. Large capitalized issues generally did better than the smaller growth stocks, although there was some exceptional performance in technology and biotech firms.

During the year we maintained a nearly fully invested position with a heavier allocation towards equities. As we anticipated a decline in interest rates, our bond manager increased duration versus the index. Cash was generally minimal throughout the year, but was employed in barbell strategies in conjunction with longer maturity instruments.

The Fund's asset allocation as of 12/31/95 in the Managed Fund was: Stocks 51.48%, Bonds 43.87% and Money Markets 4.65%. The Managed Fund's performance for 1995 was more than 27% compared to the S&P 500 Index of 37.50% and the Lehman Government/Corporate Bond Index of 19.24% for the year.

It is not unusual for an excellent year in the stock market to be followed by reasonably positive returns, but that is not necessarily the case for bonds. We believe that inflation will remain under control in the near term, thus providing a safety valve for bonds. Our major concern is the budget impasse, which to date has had some negative impact on stock and bond prices, and which could add volatility depending on its resolution. Given our outlook on the economy and markets we expect to maintain a fully invested position with a slight bias towards equities.

                                                                      Jay Yentis

                                               Lincoln Investment Management Co.



SOCIAL AWARENESS FUND

[CHART SHOWING]
Growth of $10,000 invested 5/3/88 through 12/31/95
[APPEARS HERE]
                                                    5/3/88   12/31/95
                                                    -------  --------
  Social Awareness Fund............................ $10,000  $29,081
  S&P 500 Index.................................... $10,000  $32,037

If anyone thinks they have to give up investment returns to address social concerns, think again. The performance for the Social Awareness Fund was exceptional for 1995, leading the surging market. At the beginning of the year, analysts debated whether or not the Dow Jones Industrial Average could break through 4000. The economic environment did not seem ripe for such a move as the economy was slowing due to the Federal Reserve's 1994 interest rate hikes. By March they had their answer as it surged past 4000 and hit 5000 by November.

Consider the "smoke stack companies" available for purchase. They are those companies that are highly industrial that are likely to pollute. By and large, these companies which are screened out of the Social Awareness Fund performed poorly. For example, the Social Awareness Fund holds few energy stocks since energy stocks are comprised of mostly oil companies which pollute. Energy companies underperformed the market as did the basic materials sector which included steel and mining companies which harm the environment. In contrast service companies such as banks and Wall Street investment houses performed well. Service companies are socially responsible and are overweighted in the Social Awareness Fund. Banks performed well due to a flurry of mergers and acquisitions while Wall Street firms were driven up by strong profits.

The Social Awareness Fund is ideal equity market exposure for the investor who wants to earn a competitive return on investment while staying true to certain ethical principles. In 1995 the Social Awareness Fund provided a strong return on ethical investments which should make every contract holder glad they invested with their head and heart.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors


SPECIAL OPPORTUNITIES FUND

Growth of $10,000 invested 1/1/86 through 12/31/95
[APPEARS HERE]
                                                    1/1/86   12/31/95
                                                    -------  --------
  Special Opportunities Fund....................... $10,000  $31,472
  S&P Mid-Cap Index................................ $10,000  $42,018

The stock market had a remarkable year in 1995 with larger stocks leading the way. The Dow Jones Industrial Average broke through the 4000 mark early in the year and surged straight through the 5000 mark by November. Larger stocks, as represented by the S&P 500 returned 37.6% while the Russell 2000 which is comprised of mostly smaller stocks returned 28.4%. In both cases, the returns were well above historical averages. The Special Opportunities Fund which invests in mid-sized companies performed in line with these benchmarks with a return for the year in between the S&P 500 and the Russell 2000.

Throughout 1994 and into 1995, the Federal Reserve had been raising interest rates, attempting to accomplish a "soft landing," (i.e. slow the economy without causing a recession.) Some say Alan Greenspan and his associates have achieved this objective as growth in GDP had decreased but remains positive. Greenspan's intention was to slow the economy to fight off the threat of inflation. At this point inflation appears to be in check.

Given this action by the Fed and the economic consequences, investors steered toward issues that were less likely to be affected by an economic downturn. Large consumer non-cyclicals such as tobacco and pharmaceutical companies performed exceptionally well. Large companies were further bolstered by a flurry of mergers and acquisitions in the banking industry with financial companies in general outpacing the averages substantially. In contrast, economically sensitive companies such as small retailers were weak.

Historically, smaller companies have provided a higher long term return. The underperformance of smaller companies last year was due largely to the economic uncertainty early in the year. The Special Opportunities Fund is designed to capture the additional long term return opportunities of smaller companies and has provided competitive returns relative to its peers and relevant mid-cap indices.

                                                                T. Scott Wittman

                                                         Vantage Global Advisors




First time use with the public February 1996.

Lincoln National Aggressive Growth Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments

                                                         Number        Market
Common Stocks:                                         of Shares        Value
                                                       ----------    -----------
Banking and Insurance:  8.4%
--------------------------------------------------------------------------------
Corestates Financial Corp.                                 25,500    $   965,812
MBIA Inc.                                                  36,600      2,745,000
TCF Financial Corp.                                        63,600      2,106,750
TIG Holdings Inc.                                         109,300      3,115,050
United Companies Financial Corp.                           54,200      1,436,300
Unum Corp.                                                 24,000      1,320,000
--------------------------------------------------------------------------------
                                                                      11,688,912

Chemicals:  0.9%
--------------------------------------------------------------------------------
FMC Corp.*                                                 18,600      1,257,825
--------------------------------------------------------------------------------

Coal and Gas:  3.3%
--------------------------------------------------------------------------------
Apache Corp.                                               31,800        938,100
Benton Oil & Gas Co.*                                      84,500      1,262,219
BJ Services Co.*                                           83,900      2,433,100
--------------------------------------------------------------------------------
                                                                       4,633,419

Consumer Products and Services:  5.3%
--------------------------------------------------------------------------------
Omnicom Group Inc.                                         59,800      2,227,550
Softkey International Inc.*                                38,900        894,700
Sola International Inc.*                                   58,800      1,484,700
Tommy Hilfiger Corp.*                                      65,800      2,788,275
--------------------------------------------------------------------------------
                                                                       7,395,225

Drug and Hospital Supplies:  11.1%
--------------------------------------------------------------------------------
Alpharma Inc.                                              60,400      1,577,950
Biochem Pharmacy Inc.*                                     93,500      3,751,687
Biogen Inc.*                                               20,500      1,255,625
Biomet Inc.*                                              124,800      2,223,000
Liposome Inc.*                                            147,000      2,958,375
St. Judes Medical Inc.*                                    37,200      1,594,950
Teva Pharmaceutical Industries LTD                         42,400      1,963,650
--------------------------------------------------------------------------------
                                                                      15,325,237

Electrical and Electronics:  10.3%
--------------------------------------------------------------------------------
Glenayre Technologies Inc.*                                29,700      1,848,825
Itron Inc.*                                                40,100      1,368,412
Lexmark International Group Inc.*                         100,000      1,825,000
MEMC Electric Materials Inc.*                              33,900      1,105,988
Octel Communications Corp.*                                52,700      1,702,869
Tektronix Inc.                                             96,400      4,735,650
UCAR International Inc.*                                   50,400      1,701,000
--------------------------------------------------------------------------------
                                                                      14,287,744

Electrical and Electronics:  1.6%
--------------------------------------------------------------------------------
Altera Corp.*                                              44,100      2,191,219
--------------------------------------------------------------------------------

Entertainment:  2.2%
--------------------------------------------------------------------------------
Regal Cinemas Inc.*                                        47,550      1,396,781
Station Casinos Inc.*                                     109,800      1,619,550
--------------------------------------------------------------------------------
                                                                       3,016,331

Finance:  3.1%
--------------------------------------------------------------------------------
Green Tree Financial Corp.                                 65,600      1,730,200
MGIC Investment Corp.                                      46,500      2,522,625
--------------------------------------------------------------------------------
                                                                       4,252,825

Financial Services:  1.2%
--------------------------------------------------------------------------------
First USA Inc.                                             35,900      1,593,062
--------------------------------------------------------------------------------

Food and Beverage:  2.1%
--------------------------------------------------------------------------------
Coca Cola Enterprises Inc.                                110,300      2,950,525
--------------------------------------------------------------------------------

Hospital and Health Care:  2.7%
--------------------------------------------------------------------------------
Centocor Inc.*                                             28,600       $886,600
Healthsouth Rehabilitation Corp.*                          99,500      2,897,937
--------------------------------------------------------------------------------
                                                                       3,784,537

Machinery and Engineering:  4.0%
--------------------------------------------------------------------------------
American Standard Cos. Inc. Del*                           39,400      1,103,200
Cognex Corp.*                                              47,400      1,659,000
Harnnischfeger Industries Inc.                             82,100      2,729,825
--------------------------------------------------------------------------------
                                                                       5,492,025

Metals and Mining:  1.8%
--------------------------------------------------------------------------------
Potash Corp. of Saskatchewan                               35,700      2,530,237
--------------------------------------------------------------------------------

Miscellaneous:  1.4%
--------------------------------------------------------------------------------
Westpoint Stevens Inc.*                                    97,400      1,941,913
--------------------------------------------------------------------------------

Office and Business Equipment and Services:  13.0%
--------------------------------------------------------------------------------
Adobe Sysinc                                               22,200      1,379,175
America Online Inc.*                                       21,000        783,562
Cadence Design Systems Inc.*                               59,000      2,478,000
Danka Business Systems                                     57,800      2,134,988
DST Systems Inc. Del*                                      47,900      1,365,150
Filenet Corp.*                                             48,800      2,287,500
Oakley Inc.*                                               31,600      1,074,400
Office Max Inc.*                                           70,800      1,584,150
Parametric Technology Corp.*                               26,600      1,765,575
Qual Communication Inc.*                                   52,300      2,245,631
Symantec Corp.*                                            38,500        892,719
--------------------------------------------------------------------------------
                                                                      17,990,850

Petroleum and Petroleum Related:  9.6%
--------------------------------------------------------------------------------
Arethusa (Offshore) LTD                                    51,600      1,448,025
Ensco International Inc.*                                 105,100      2,417,300
Halliburton Co.                                            56,200      2,845,125
Reading & Bates Corp.*                                    202,400      3,036,000
Triton Energy Corp.                                        62,100      3,562,988
--------------------------------------------------------------------------------
                                                                      13,309,438

Plastics:  0.9%
--------------------------------------------------------------------------------
LCI International Inc.*                                    58,800      1,205,400
--------------------------------------------------------------------------------

Printing and Publishing:  1.0%
--------------------------------------------------------------------------------
CBT Grouppub LTD*                                          25,500      1,338,750
--------------------------------------------------------------------------------

Retail:  6.1%
--------------------------------------------------------------------------------
Claire's Stores Inc.                                      138,900      2,448,113
Scholastic Corp.*                                          38,800      3,021,550
Staples Inc.*                                              57,150      1,400,175
Sunglass Hut International Inc.*                           65,200      1,540,350
--------------------------------------------------------------------------------
                                                                       8,410,188

Soaps, Cleaner and Cosmetics:  1.0%
--------------------------------------------------------------------------------
Clorox Co.                                                 18,500      1,325,063
--------------------------------------------------------------------------------

Transportation:  1.9%
--------------------------------------------------------------------------------
Fritz Companies Inc.*                                      45,500      1,893,938
Wisconsin Central Transportation Corp.*                    12,000        785,250
--------------------------------------------------------------------------------
                                                                       2,679,188

Total Common Stocks:  92.9%
(Cost $103,822,119)                                                  128,599,913
--------------------------------------------------------------------------------
                                                          Par
Options Purchased:                                       Amount
                                                       ----------
Morgan Stanley
Put Expiring 1/5/96, strike price 100                    $178,566        235,707
--------------------------------------------------------------------------------
Total Options Purchased:  0.1%
(cost $960,685)                                                          235,707
--------------------------------------------------------------------------------


                                                       Maturity        Market
                                                        Amount          Value
                                                     -----------    ------------
Repurchase Agreement:

State Street Bank and Trust Co. repurchase
agreement, dated 12/29/95, 5.0%, maturing
1/2/96 collateralized by U.S. Treasury
Notes 8.0%, 8/15/99                                  $ 9,142,344    $  9,136,000
--------------------------------------------------------------------------------

Total Repurchase Agreement:  6.6%
(Cost $9,136,000)                                                      9,136,000
--------------------------------------------------------------------------------

Total Investments:   99.6%
(Cost $113,918,804)                                                  137,971,620
--------------------------------------------------------------------------------
Other Assets Over Liabilities:  0.4%                                     499,004
--------------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.183 per share
based on 11,366,320 shares
issued and outstanding)                                             $138,470,624
================================================================================

Lincoln National Bond Fund, Inc.
Statement of Net Assets
Investments
                                                         Par           Market
Long-Term Debt Investments:                             Amount         Value
                                                     -----------    ------------
U.S. Government and Agency Obligations:   31.9%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  7.3%, 12/15/12                                     $ 2,994,978    $  3,191,149
  3.5%, 12/15/21                                       2,000,000       1,618,220
FNMA
  7.6%, 7/25/05                                        1,682,028       1,711,363
  7.125%,10/1/05                                       2,595,275       2,777,670
  6.665%, 11/1/05                                        999,291       1,034,756
  6.66%, 12/1/05                                       2,000,000       2,066,120
  6.8%, 8/1/15                                           955,839         991,253
  7.15%, 10/1/15                                       2,989,283       3,032,209
  8.0%, 4/1/17                                           458,159         478,209
  7.0%, 10/1/25                                        2,994,533       3,016,992
FNMA Principal Strip Step Up Cpn*
  7.56%, 12/20/01                                      4,000,000       3,774,800
GNMA
  9.0%, 5/15/17                                          257,499         274,136
  9.0%, 9/15/19                                          975,753       1,037,089
  6.5%, 11/15/23                                         957,876         952,741
Tennessee Valley Authority Generic*
  0.0%, 11/1/00                                        9,500,000       7,246,600
U.S. Treasury Strips*
  9.875%, 5/15/08                                     48,000,000      23,354,880
U.S. Treasury Bonds
  12.0%, 8/15/13                                         500,000         771,714
  8.0%, 11/15/21                                       6,500,000       8,135,140
U.S. Treasury Notes
  6.0%, 6/30/96                                        3,000,000       3,011,250
  7.88%, 11/15/04                                     10,000,000      11,581,200
--------------------------------------------------------------------------------
                                                                      80,057,491

Collateralized Mortgage Obligations:   1.4%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Series 58
  8.0% CMO, 4/15/16                                    1,383,671       1,414,458
Mid State Trust III
  9.625%, 4/1/22                                         321,520         331,323
Prudential Home Mortgage
  6.7%, 11/25/07                                       1,500,000       1,517,160
Resolution Trust Corp.
  9.0%, 9/25/28                                          241,831         249,756
--------------------------------------------------------------------------------
                                                                       3,512,697

Indexed Securities:  1.4%
--------------------------------------------------------------------------------
Caterpillar Financial Services Corp. *
  4.25%, 1/8/96, coupon inversely
  indexed to 2 year Italian swap
  rate multiplied by 5.11.                             3,500,000       3,476,900
--------------------------------------------------------------------------------

Air Transportation:   2.1%
--------------------------------------------------------------------------------
American Airlines Equipment Trust
  10.18%, 1/2/13                                       1,500,000       1,881,855
Delta Air Lines Inc.
  8.25%, Med. Term Note, 12/27/07                      1,500,000       1,747,020
United Airline Inc. Equipment Trust
  9.35%, 4/7/16                                        1,500,000       1,718,145
--------------------------------------------------------------------------------
                                                                       5,347,020
Aluminum:   0.3%
--------------------------------------------------------------------------------
Alcan Aluminum LTD - Debentures
  9.7%, 10/15/96                                         250,000         257,955
  8.875%, 1/15/22                                        500,000         555,100
--------------------------------------------------------------------------------
                                                                         813,055
Banking and Insurance:  7.6%
--------------------------------------------------------------------------------
Ahmanson HF & Co.
  8.25%, 10/1/02                                       2,000,000       2,205,740
Banc One Corp.
  9.875%, 3/1/09                                         500,000         647,965
Barclays Bank Services
  3.56%, 2/14/49                                       2,000,000       1,705,000
Barnett Banks Inc.  Note
  6.5%, 9/1/05                                         1,500,000       1,563,705
First America Bank Corp.
  7.75%  Subordinated Note, 7/15/04                    2,000,000       2,186,860
First Bank System Inc.
  6.875% Subordinated Note, 9/15/07                    1,000,000       1,042,310
First Union Corp.
  8.0%, 8/15/09                                        2,000,000       2,247,240
First USA Bank
  5.75%, 1/15/99                                       2,000,000       1,989,920
Fleet Financial Group
  7.65%, 9/1/99                                        1,000,000       1,046,880
Fleet/Norstar Financial Group Inc.
  7.65%, 3/1/97                                          500,000         510,635
Great Western Bank
  10.25% Subordinated Notes, 6/15/00                     500,000         558,900
Harris Bankcorp Inc.
  9.375% Subordinated Notes, 6/1/01                      250,000         287,858
National Westminster Bancorp
  3.69%, 7/30/49                                       3,000,000       2,512,500
National Westminster Bank PLC
  9.45% Debentures, 5/1/01                               500,000         577,820
--------------------------------------------------------------------------------
                                                                      19,083,333
Broadcasting:  0.2%
--------------------------------------------------------------------------------
Viacom Inc.
  8.75%, 5/15/01                                         500,000         511,250
--------------------------------------------------------------------------------

Building Materials:   0.5%
--------------------------------------------------------------------------------
Georgia Pacific Corp.
  10.1%, 6/15/02                                       1,000,000       1,187,970
--------------------------------------------------------------------------------

Entertainment:  1.3%
--------------------------------------------------------------------------------
ITT Corp. Note
  6.25%, 11/15/00                                      1,000,000       1,005,530
Time Warner Inc.
  8.88%, 10/1/12                                         500,000         559,330
  9.125%, 1/15/13                                      1,500,000       1,687,710
--------------------------------------------------------------------------------
                                                                       3,252,570
Finance:   8.3%
--------------------------------------------------------------------------------
Aristar Finance
  7.5% Senior Subordinated Note, 7/1/99                1,500,000       1,579,170
Avco Financial Services Inc.
  7.25%, 7/15/99                                       1,000,000       1,047,760
Beneficial Corp.
  9% Med. Term Notes, 1/19/96                          1,250,000       1,252,813
Chrysler Financial Corp.
  9.5%, 12/15/99                                       1,500,000       1,684,935


                                                      Par                  Market
                                                     Amount                Value
                                                   ----------            ----------
Discover Credit Corp.
  8.73% Med. Term Note, 8/15/96                      $500,000              $509,805
Dow Capital B V
  9.0%, 5/15/10                                     3,000,000             3,636,030
Ford Motor Credit Co.
  8.875% Med. Term Note, 5/1/96                     2,000,000             2,022,540
General Motors Acceptance Corp.
  7.85%, 11/15/97                                   1,500,000             1,558,650
  8.88%, 6/1/10                                     1,500,000             1,826,670
Household Affinity Credit Card
  6.05%, 5/15/01                                    1,000,000             1,007,520
Household Finance Corp.
  9.63% Senior Subordinated Note, 7/15/00             875,000               999,748
International Lease Finance Co.
  8.25%, 1/15/00                                    2,000,000             2,167,860
Salomon Inc.
  7.25%, 1/15/00                                    1,000,000             1,022,350
Spiegel Charge Account Trust 2
  6.95%, 12/17/01                                     500,000               510,264
------------------------------------------------------------------------------------
                                                                         20,826,115

Financial Services:  2.2%
------------------------------------------------------------------------------------
AT & T Capital Corp.
  7.47%, 5/11/05                                    2,750,000             2,968,872
B.A.T. Capital Corp. Euro Bd (UK)
  6.5%, 11/24/03                                    2,500,000             2,514,063
------------------------------------------------------------------------------------
                                                                          5,482,935

Food and Beverage:  1.9%
------------------------------------------------------------------------------------
Coca Cola Enterprises Inc.
  8.0%, 1/4/05                                      2,310,000             2,632,869
ConAgra Inc.
  9.88%, 11/15/05                                   1,000,000             1,246,000
Nabisco Inc.
  7.55%, 6/15/15                                      750,000               786,090
------------------------------------------------------------------------------------
                                                                          4,664,959

Foreign Government:  2.1%
------------------------------------------------------------------------------------
Hydro-Quebec
  7.2%,  Med. Term Note 10/5/09                     3,000,000             3,475,560
Manitoba (Province of)
  7.75%, 7/7/26                                     1,500,000             1,688,970
------------------------------------------------------------------------------------
                                                                          5,164,530

Machinery and Engineering:  1.0%
------------------------------------------------------------------------------------
Deere & Co.
  8.27%, 8/8/95                                     2,000,000             2,401,440
------------------------------------------------------------------------------------

Metals and Mining:  3.0%
------------------------------------------------------------------------------------
Cyprus Amax Minerals Co. Note
  7.375%, 5/15/07                                   2,500,000             2,670,324
Inco LTD Deb
  9.6%, 6/15/22                                     1,300,000             1,499,810
Newmont Gold Co.
  8.91%, 1/5/09                                       750,000               833,768
Noranda Inc.
  8.13%, 6/15/04                                    2,000,000             2,220,380
Reynolds Metals Co.
  9.0%, 8/15/03                                       250,000               292,468
------------------------------------------------------------------------------------
                                                                          7,516,750

Miscellaneous:  1.1%
------------------------------------------------------------------------------------
Duquesne II Funding Corp.
  8.7%, 6/1/16                                      2,474,000             2,771,969
------------------------------------------------------------------------------------

Motor Vehicles and Equipment:  0.4%
------------------------------------------------------------------------------------
General Motors Corp.
  8.17%, 1/2/00                                     1,043,214             1,076,638
------------------------------------------------------------------------------------

Office and Business Equipment and Services:  0.2%
------------------------------------------------------------------------------------
Xerox Corp. - Euronote
  8.375%, 9/25/96                                     500,000               505,745
------------------------------------------------------------------------------------

Paper:  1.5%
------------------------------------------------------------------------------------
Champion International Corp.
  7.7%, 12/15/99                                   $1,500,000            $1,593,030
James River Corp. Note
  6.7%, 11/15/03                                    2,000,000             2,026,160
------------------------------------------------------------------------------------
                                                                          3,619,190

Petroleum and Petroleum Related:  3.1%
------------------------------------------------------------------------------------
Arkla Inc. Db
  11/15/19                                          1,000,000             1,141,890
Atlantic Richfield Co.
  10.25% Eurobond, 7/2/00                           1,000,000             1,080,930
Enron Corp.
  9.5%, 6/15/01                                     1,000,000             1,160,760
Noble Affiliates Inc.
  7.25%, 10/15/23                                     600,000               611,418
Occidental Petroleum Corp.
  11.75%, 3/15/11                                   2,000,000             2,113,360
Petro Canada - Debentures
  8.6%, 10/15/01                                    1,500,000             1,670,895
------------------------------------------------------------------------------------
                                                                          7,779,253

Public Utilities:  15.7%
------------------------------------------------------------------------------------
Carolina Power & Light Co.
  9.0%, 4/1/22                                        500,000               534,625
Central Maine Power Co.
  6.5%, 7/22/97                                     1,500,000             1,506,765
Cleveland Electric Illuminating Co.
  8.26% Med. Term Note, 10/30/98                    2,500,000             2,584,675
Commonwealth Edison Co.
  9.375%, 2/15/00                                     500,000               557,020
Consumers Power Co.
  8.75% 1st Mortgage, 2/15/98                       1,000,000             1,049,680
  8.875% 1st Mortgage, 11/15/99                     1,000,000             1,088,090
Detroit Edison Co.
  6.56%, 5/1/01                                     2,000,000             2,042,980
Great Lakes Power Inc.
  9.0%, 8/1/04                                      1,500,000             1,684,680
GTE Hawaiian Telephone Co. Inc.  Sr Db
  7.0%, 2/1/06                                      2,000,000             2,097,200
Illinois Power Co.
  5.85% 1st Mortgage Bonds, 10/1/96                   625,000               625,363
Long Island Lighting Co.
  9.63%, 7/1/24                                       500,000               529,995
National Rural Utilities Coop Fin Coll Tr
  7.2%, 10/1/15                                     1,000,000             1,049,250
Nevada Power Co.
  7.06%, 5/1/00                                     1,500,000             1,553,235
New Jersey Bell Telephone
  7.85%, 11/15/29                                   1,950,000             2,317,517
Northeast Utilities Series A
  8.58%, 12/1/06                                      948,571             1,053,057
Old Dominion Electric Co-op SE
  8.76%, 12/1/22                                    1,600,000             1,890,240
Pacificorp
  9.15% Med. Term Note, 8/9/11                      2,000,000             2,496,540
Pennsylvania Power & Light
  7.7%, 10/1/09                                     3,000,000             3,378,990
PSI Energy Inc.
  8.56% Med. Term Note, 12/27/11                    2,000,000             2,316,360
Public Service Co. of Colorado
  6.375%, 11/1/05                                   1,500,000             1,487,370
Texas Gas Transmission Corp.
  8.63%, 4/4/04                                     1,000,000             1,151,290
Texas Utilities Electric Co.
  9.85%, 2/5/03                                     1,500,000             1,800,944
Utilicorp United Inc.
  10.5%, 12/1/20                                    2,000,000             2,418,540
Washington Water & Power Co.
  8.01%, 12/17/01                                   2,000,000             2,198,540
------------------------------------------------------------------------------------
                                                                         39,412,946

                                                  Par                Market
                                                 Amount              Value
                                               ----------          ----------
Railroads:  0.8%
--------------------------------------------------------------------------------
Burlington Northern RR
  6.94%, 1/2/14                                  $500,000              $524,930
Chicago & Northwestern Holdings Corp.
  6.25%, 7/30/12                                1,460,551             1,464,144
--------------------------------------------------------------------------------
                                                                      1,989,074

Retail:  1.0%
--------------------------------------------------------------------------------
Sears, Roebuck & Co.
  9.05%, 2/6/12                                 2,000,000             2,431,560
--------------------------------------------------------------------------------

Savings and Loan:  0.4%
--------------------------------------------------------------------------------
First Security Corp. Bd.
  7.0%, 7/15/05                                 1,000,000             1,042,870
--------------------------------------------------------------------------------

Securities Dealers:  1.7%
--------------------------------------------------------------------------------
Lehman Brothers Holding Co. Sr. Note
  8.875%, 3/1/02                                1,000,000             1,117,000
Smith Barney Holdings
  7.88%, 10/1/99                                3,000,000             3,196,170
--------------------------------------------------------------------------------
                                                                      4,313,170

Telecommunications:  3.0%
--------------------------------------------------------------------------------
NYNEX Capital Funding
  7.63%, 10/15/09                               3,000,000             3,465,450
Nynex Corp.
  9.55% Debentures, 5/1/10                      1,638,700             1,949,528
Rochester Telephone Corp.
  9.0% Med. Term Note, 7/19/00                  2,000,000             2,246,140
--------------------------------------------------------------------------------
                                                                      7,661,118

Transportation:  1.0%
--------------------------------------------------------------------------------
Federal Express Corp. Note
  9.65%, 6/15/12                                2,000,000             2,534,120
--------------------------------------------------------------------------------

Total Long-Term Debt Investments:  95.1%
(Cost $225,322,149)                                                 238,436,668
--------------------------------------------------------------------------------

Money Market Instruments:

Idaho Power Co.
  5.8%, 1/2/96                                  1,300,000             1,295,602
ITT-Hartford Group, Inc.
  5.8%, 1/2/96                                  6,900,000             6,888,883
Sumitomo Corp. Of America
  6.0%, 1/2/96                                  6,000,000             5,992,000
UBS Finance Inc.
  6.0%, 1/2/96                                 10,100,000            10,088,217
--------------------------------------------------------------------------------

Total Money Market Instruments:  9.6%
(Cost $24,264,702)                                                   24,264,702
--------------------------------------------------------------------------------

Total Investments:  104.7%
(Cost $249,586,851)                                                 262,701,370
--------------------------------------------------------------------------------

Other Assets Under Liabilities  (4.7%)                              (11,885,316)
--------------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.247 per share
based on 20,480,316 shares
issued and outstanding)                                            $250,816,054
================================================================================






Lincoln National Capital Appreciation
  Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments:

                                                Number               Market
                                               of Shares             Value
Common Stocks:                                 ----------          ----------

U.S. Government and Agency Obligations:  2.1%
--------------------------------------------------------------------------------
FNMA                                               21,150            $2,625,244
--------------------------------------------------------------------------------

Aerospace:  3.8%
--------------------------------------------------------------------------------
Allied Signal Inc.                                 14,075               668,563
Boeing Co.                                         18,150             1,422,506
McDonnell Douglas Corp.                            12,100             1,113,200
United Technologies Corp.                          17,000             1,612,875
--------------------------------------------------------------------------------
                                                                      4,817,144

Air Transportation:  1.3%
--------------------------------------------------------------------------------
AMR Corp.*                                         21,875             1,624,219
--------------------------------------------------------------------------------

Banking and Insurance:  19.2%
--------------------------------------------------------------------------------
American International Group Inc.                   6,162               569,985
Bank of New York Inc.                              70,400             3,432,000
Barclays PLC (UK)                                 100,507             1,151,952
Citicorp                                           61,350             4,125,787
First Bank System Inc.                             12,550               622,794
First Chicago NBD Corp.                            26,925             1,063,538
First Interstate Bank                              20,375             2,781,187
General Re Corp.                                    8,625             1,336,875
ITT Hartford Group Inc.*                            6,000               290,250
Prudential Reinsurance Holdings Inc.              201,850             4,718,244
Risk Capital Holdings Inc.*                        25,000               584,375
Travelers Inc.                                     20,725             1,303,084
Unum Corp.                                         46,100             2,535,500
--------------------------------------------------------------------------------
                                                                     24,515,571

Broadcasting:  0.7%
--------------------------------------------------------------------------------
Grupo Television SA DE CV                          15,000               337,500
Heritage Media Corp.*                              20,000               512,500
--------------------------------------------------------------------------------
                                                                        850,000

Chemicals:  2.1%
--------------------------------------------------------------------------------
Cytec Inds Inc.*                                   16,275             1,015,153
Grace WR & Co.                                      9,400               555,775
Hercules Inc.                                      20,725             1,168,372
--------------------------------------------------------------------------------
                                                                      2,739,300

Consumer Products and Services:  0.8%
--------------------------------------------------------------------------------
Coleman Co. Inc.*                                  28,925             1,015,991
--------------------------------------------------------------------------------

Drug and Hospital Supplies:  8.5%
--------------------------------------------------------------------------------
Amgen Inc.*                                        19,325             1,146,214
Astra AB (Sweden)                                  27,369             1,092,336
Cardinal Health Inc.                               25,000             1,368,750
Lilly (Eli) & Co.                                  51,750             2,910,937
Luxottica Group S P A                               8,425               492,863
Pfizer Inc.                                        32,750             2,063,250
Smithkline Beecham PLC                             33,500             1,859,250
--------------------------------------------------------------------------------
                                                                     10,933,600

Electrical and Electronics:  1.7%
--------------------------------------------------------------------------------
Altera Corp.*                                       5,000               248,438
Analog Devices Inc.*                                9,100               321,913
Newbridge Networks Corp.*                          10,607               438,865
Pittway Corp. Del                                  13,125               889,219
Rohm Co. (Japan)                                    6,000               338,789
--------------------------------------------------------------------------------
                                                                      2,237,223

                                                       Number         Market
                                                      of Shares        Value
                                                      ----------    ------------
Entertainment:  1.5%
--------------------------------------------------------------------------------
Circus Circus Enterprises Inc.*                           25,750    $    717,781
Mattel Inc.                                               39,950       1,228,463
--------------------------------------------------------------------------------
                                                                       1,946,244
Finance:  0.2%
--------------------------------------------------------------------------------
HFNC Financial Corp.                                      19,400         256,646
--------------------------------------------------------------------------------

Food and Beverage:  1.5%
--------------------------------------------------------------------------------
Kellogg Co.                                               25,000       1,931,250
--------------------------------------------------------------------------------

Health and Personal Care:  1.5%
--------------------------------------------------------------------------------
Roche Holdings AG - Warrants (Switzerland)                   242       1,914,391
--------------------------------------------------------------------------------

Hospital and Health Care:  0.3%
--------------------------------------------------------------------------------
Centocor Inc.*                                             2,600          80,600
Healthsouth Rehabilitation Corp.*                         11,175         325,472
--------------------------------------------------------------------------------
                                                                         406,072
Industrial:  0.5%
--------------------------------------------------------------------------------
First Brands Corp.                                        13,650         650,081
--------------------------------------------------------------------------------

Machinery and Engineering:  2.2%
--------------------------------------------------------------------------------
Agco Corp.                                                25,325       1,291,575
American Standard Cos. Inc. Del*                          16,675         466,900
Deere & Co.                                               30,000       1,057,500
--------------------------------------------------------------------------------
                                                                       2,815,975
Metals and Mining:  1.5%
--------------------------------------------------------------------------------
Minerals Technologies Inc.                                40,475       1,477,337
Potash Corp. of Saskatchewan                               7,081         501,866
--------------------------------------------------------------------------------
                                                                       1,979,203
Miscellaneous:  5.2%
--------------------------------------------------------------------------------
First Data Corp.                                          53,400       3,571,125
Freeport McMoran Inc.                                     31,679       1,172,123
NTT Data Communications Systems (Japan)                       17         571,332
Partner Re Holding                                        12,000         327,750
Sealed Air Corp.*                                         34,700         975,937
--------------------------------------------------------------------------------
                                                                       6,618,267
Motor Vehicles and Equipment:  5.0%
--------------------------------------------------------------------------------
Ford Motor Co.                                            20,000         580,000
General Motors Corp.                                      14,025         741,572
General Motors Corp. Series E                             91,250       4,745,000
Honda Motor Co. (Japan)                                   13,000         268,184
--------------------------------------------------------------------------------
                                                                       6,334,756
Office and Business Equipment and Services:  12.9%
--------------------------------------------------------------------------------
Cisco Systems Inc.*                                       27,325       2,040,836
Computer Associates International Inc.                    14,875         846,016
Fiserv Inc.*                                              45,475       1,361,408
Hewlett-Packard Co.                                        5,000         418,750
Manpower Inc.                                              5,825         163,828
Oce V/D Grinten NV (Netherlands)                          15,000         912,320
Paging Network Inc.*                                      39,000         938,437
Robert Half International Inc.*                           71,650       3,000,344
Sap AG (Germany)*                                         26,610       4,127,379
Sun Microsystems Inc.*                                    55,350       2,528,803
Telxon Corp.                                              10,000         224,375
--------------------------------------------------------------------------------
                                                                      16,562,496
Paper:  0.7%
--------------------------------------------------------------------------------
Alco Standard Corp.                                       19,000         866,875
--------------------------------------------------------------------------------

Petroleum and Petroleum Related:  0.8%
--------------------------------------------------------------------------------
Triton Energy Corp.                                       12,000         688,500
Witco Corp.                                               10,000         292,500
--------------------------------------------------------------------------------
                                                                         981,000
Printing and Publishing:  2.5%
--------------------------------------------------------------------------------
Reuters Holdings PLC                                      13,425         742,570
Wolters Kluwer NV (Netherlands)                           25,490       2,411,281
--------------------------------------------------------------------------------
                                                                       3,153,851
Railroads:  1.5%
--------------------------------------------------------------------------------
Burlington Northern Santa Fe                              24,457       1,907,646
--------------------------------------------------------------------------------

Retail:  1.1%
--------------------------------------------------------------------------------
Autozone Inc.*                                            20,000         577,500
Credit Saison Co. (Japan)                                  3,900          92,920
Newell Co.                                                30,000         776,250
--------------------------------------------------------------------------------
                                                                       1,446,670
Securities Dealers:  0.7%
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.                                   9,450         481,950
Morgan Stanley Group Inc.                                  4,650         374,906
--------------------------------------------------------------------------------
                                                                         856,856
Telecommunications:  1.4%
--------------------------------------------------------------------------------
DDI Corp. (Japan)                                            100         774,818
MFS Communications Inc.*                                  11,300         604,550
Telefonos De Mexico SA                                    15,000         478,125
--------------------------------------------------------------------------------
                                                                       1,857,493
Total Common Stocks:  81.2%
(Cost $88,059,396)                                                   103,844,064
--------------------------------------------------------------------------------
                                                         Par
Money Market Instruments:                               Amount
                                                      ----------
Chevron Oil Finance Co.
  0.01%, 1/12/96                                      $5,000,000       4,991,246
Federal Home Loan Bank
  5.65%, 1/16/96                                       5,000,000       4,988,229
  5.4%, 2/27/96                                        2,000,000       1,982,900
General Electric Capital Corp.
  0.01%, 1/2/96                                        6,000,000       5,999,062
Household Finance Corp.
  0.01%, 1/2/96                                        5,200,000       5,199,176
--------------------------------------------------------------------------------

Total Money Market Instruments:  18.1%
(Cost $23,160,613)                                                    23,160,613
--------------------------------------------------------------------------------

Total Investments:  99.3%
(Cost $111,220,009)                                                  127,004,677
--------------------------------------------------------------------------------

Other Assets Over Liabilities:  0.7%                                     931,107
--------------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $12.916 per share
based on 9,905,087 shares
issued and outstanding)                                             $127,935,784
================================================================================

Lincoln National Equity Income
  Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                                         Par          Market
Long-Term Debt Investments:                             Amount         Value
                                                      ----------    ------------
Air Transportation:  0.1%
--------------------------------------------------------------------------------
Delta Air Lines Inc.
  3.23%, 6/15/03                                      $  360,000      $  341,100
--------------------------------------------------------------------------------

Banking and Insurance:  0.4%
--------------------------------------------------------------------------------
Freemont General Corp. - Liquid Yield Option
  0.01%, 10/12/13                                      1,710,000         820,800
NAC Re Corp.
  5.25%, 12/15/02                                        100,000          97,500
--------------------------------------------------------------------------------
                                                                         918,300





                                                     Par                  Market
                                                    Amount                Value
                                                   -------------------------------
Broadcasting  0.1%
----------------------------------------------------------------------------------
Rogers Communications Inc.
  2.0%, 11/26/05                                   $220,000              $117,150
  0.01%, 5/20/13                                    130,000                45,338
----------------------------------------------------------------------------------
                                                                          162,488

Building and Construction:  0.1%
----------------------------------------------------------------------------------
Cemex
  4.25%, 11/1/97                                    180,000               153,000
----------------------------------------------------------------------------------


Coal and Gas:  0.1%
----------------------------------------------------------------------------------
Apache Corp
  6.0%, 1/15/02                                     120,000               138,600
----------------------------------------------------------------------------------


Consumer Products and Services:  0.2%
----------------------------------------------------------------------------------
Comcast Corp.
  1.13%, 4/15/07                                  1,010,000               505,000
----------------------------------------------------------------------------------


Entertainment:  0.2%
----------------------------------------------------------------------------------
Time Warner Inc.
  0.01%, 6/22/13                                  1,420,000               585,750
----------------------------------------------------------------------------------


Finance:  0.4%
----------------------------------------------------------------------------------
American Travellers Corp.
  6.5%, 10/1/05                                     110,000               150,975
MBL International Financial Bermuda Tr
  3.0%, 11/30/02                                    780,000               916,500
----------------------------------------------------------------------------------
                                                                        1,067,475

Industrial:  0.2%
----------------------------------------------------------------------------------
Gencorp Inc.
  8.0%, 8/1/02                                      130,000               130,812
Thermo Electroncorp
  4.25%, 1/1/03                                     300,000               300,000
----------------------------------------------------------------------------------
                                                                          430,812

Machinery and Engineering:  0.2%
----------------------------------------------------------------------------------
Outboard Marine Corp.
  7.0%, 7/1/02                                      420,000               441,525
----------------------------------------------------------------------------------


Metals and Mining:  0.1%
----------------------------------------------------------------------------------
Pegasus Gold Inc.
  6.25%, 4/30/02                                    180,000               198,900
----------------------------------------------------------------------------------


Miscellaneous:  0.1%
----------------------------------------------------------------------------------
ADT Operations Inc.
  0.01%, 7/6/10                                     380,000               178,600
News America Holdings Inc.
  0.01%, 3/11/23                                    360,000               162,000
----------------------------------------------------------------------------------
                                                                          340,600

Motor Vehicles and Equipment:  0.1%
----------------------------------------------------------------------------------
Exide Corp.
  2.9%, 12/15/05                                    330,000               238,590
----------------------------------------------------------------------------------


Office and Business Equipment and Services:  0.1%
----------------------------------------------------------------------------------
Automatic Data Processing Inc.
  0.01%, 2/20/12                                    480,000               233,400
----------------------------------------------------------------------------------


Petroleum and Petroleum Related:  0.4%
----------------------------------------------------------------------------------
Pennzoil Co.
  6.5%, 1/15/03                                     750,000               945,000
----------------------------------------------------------------------------------


Real Estate:  0.0%
----------------------------------------------------------------------------------
Liberty Property LTD Partnership
  1.0%, 7/1/01                                       10,000                10,262
----------------------------------------------------------------------------------
Retail:  0.1%
----------------------------------------------------------------------------------
Baker J. Inc.
  7.0%, 6/1/02                                      260,000               181,350
----------------------------------------------------------------------------------


Waste Management:  0.1%
----------------------------------------------------------------------------------
WMX Technologies Inc.
  2.0%, 1/24/05                                     318,000               273,480
----------------------------------------------------------------------------------


Total Long-Term Debt Investments:  3.0%
(Cost $6,863,299)                                                       7,165,632
----------------------------------------------------------------------------------

                                                     Number
Common Stocks:                                      of Shares
                                                    ---------
U.S. Government and Agency Obligations:  2.1%
----------------------------------------------------------------------------------
FNMA                                                 40,500             5,027,063
----------------------------------------------------------------------------------


Aerospace:  4.1%
----------------------------------------------------------------------------------
Allied Signal Inc.                                   26,300             1,249,250
Lockheed Martin Corp.                                31,800             2,512,200
Northrop Grumman Corp.                                7,300               467,200
Pall Corp.                                            3,600                96,750
Parker Hannifin Corp.                                18,300               626,775
Rockwell International Corp.                         32,200             1,702,575
Textron Inc.                                         10,600               715,500
Thiokol Corp. Del                                    13,800               467,475
United Technologies Corp.                            20,900             1,982,887
----------------------------------------------------------------------------------
                                                                        9,820,612

Air Transportation:  0.1%
----------------------------------------------------------------------------------
Continental Airlines Financial Tr*                    6,100               323,300
----------------------------------------------------------------------------------

Aluminum:  0.9%
----------------------------------------------------------------------------------
Aluminum Co. of America                              41,200             2,178,450
----------------------------------------------------------------------------------

Banking and Insurance:  12.9%
----------------------------------------------------------------------------------
Aetna Life & Casualty Co.                            24,600             1,703,550
Ahmanson H F & Co.                                   22,500               596,250
AllState Corp.                                       96,305             3,960,543
American Bankers Insurance Group Inc.                13,800               540,787
Banc One Corp.                                       56,700             2,140,425
Bank of New York Inc.                                67,600             3,295,500
BankAmerica Corp.                                    10,800               699,300
Bankers Trust New York Corp.                          6,800               452,200
Boatmens Bancshares Inc.                              7,100               290,656
Brascan LTD                                          52,300               918,289
Chemical Banking Corp.                               32,600             1,915,250
Cigna Corp.                                           7,200               743,400
Comerica Inc.                                        19,200               770,400
Conseco Inc.                                          7,600               402,800
First Chicago NBD Corp.                              22,923               905,459
First Interstate Bank                                 6,700               914,550
Firstar Corp.                                         5,800               229,825
Fleet Financial Group Inc.                           33,300             1,356,975
General Re Corp.                                      9,300             1,441,500
ITT Hartford Group Inc.*                             29,800             1,441,575
National Bank CDA Montreal QUE                       89,900               732,433
Norwest Corp.                                        28,483               939,939
NWNL Cos. Inc.                                       10,100               448,188
Prudential Reinsurance Holdings Inc.                  4,400               102,850
Republic NY Corp.                                     9,900               615,038
Toronto Dominion Bank Ontario (Canada)               30,300               532,552
Transport Holdings Inc.*                                 24                   999
Washington Mutual Insurance                          45,900             1,319,625
Wells Fargo & Co.                                     6,400             1,382,400
----------------------------------------------------------------------------------
                                                                       30,793,258

Broadcasting:  0.1%
----------------------------------------------------------------------------------
Gannett Inc.                                          3,200               196,400
----------------------------------------------------------------------------------




                                               Number         Market
                                             of Shares        Value
                                             --------------------------
Building Materials:  0.2%
-----------------------------------------------------------------------
Harsco Corp.                                    8,200        $476,625
-----------------------------------------------------------------------

Building and Construction:  0.2%
-----------------------------------------------------------------------
Armstrong World Industries Inc.                 6,700         415,400
Kaufman & Broad Home Corp.                      4,600          68,425
-----------------------------------------------------------------------
                                                              483,825

Chemicals:  3.1%
-----------------------------------------------------------------------
Corning Inc.                                   12,500         400,000
Dow Chemical Co.                                4,900         344,837
Du Pont E I De Nemours & Co.                   41,800       2,920,775
Eastman Chemical Co.                            3,100         194,138
Grace WR & Co.                                  3,200         189,200
Great Lakes Chemical Corp.                      3,700         266,400
Imperial Chemical Industries PLC                5,000         233,750
Lubrizol Corp.                                 23,100         643,912
Montedison SPA*                                   400           2,600
Nalco Chemical Co.                             33,300       1,003,163
Union Carbide Corp.                            32,800       1,230,000
-----------------------------------------------------------------------
                                                            7,428,775

Coal and Gas:  1.0%
-----------------------------------------------------------------------
Coastal Corp.                                   8,400         312,900
Pacific Enterprises                            39,800       1,124,350
Panhandle Eastern Corp.                        34,000         947,750
-----------------------------------------------------------------------
                                                            2,385,000

Consumer Products and Services:  5.3%
-----------------------------------------------------------------------
Dimon Inc.                                      5,500          96,937
Fuji Photo Film Co. (Japan)                    23,000         663,826
Imasco LTD                                     23,000         446,357
Johnson & Johnson                              14,400       1,233,000
Philip Morris Co. Inc.                         91,600       8,289,800
Tambrands Inc.                                  2,900         138,475
The Stanley Works                               1,900          97,850
Universal Corp.                                22,900         558,187
Whirlpool Corp.                                19,900       1,059,675
-----------------------------------------------------------------------
                                                           12,584,107

Drug and Hospital Supplies:  3.5%
-----------------------------------------------------------------------
American Home Products Corp.                   11,900       1,154,300
Bausch & Lomb Inc.                              6,200         245,675
Baxter International Inc.                      29,200       1,222,750
Becton, Dickinson & Co.                         9,200         690,000
Bristol Myers Squibb Co.                       22,700       1,949,363
Pfizer Inc.                                    17,000       1,071,000
Schering-Plough Corp.                          19,800       1,084,050
Tenet Healthcare Corp.*                        19,800         410,850
Warner Lambert Co.                              5,200         505,050
-----------------------------------------------------------------------
                                                            8,333,038

Electrical and Electronics:  6.1%
-----------------------------------------------------------------------
AMP Inc.                                       16,700         640,863
Cooper Industries Inc.                         25,398         933,377
Emerson Electric Co.                            1,800         147,150
Entergy Corp.                                  33,500         979,875
General Electric Co.                           83,300       5,997,600
General Signal Corp.                           23,200         751,100
Harris Corp.                                   14,300         781,138
Mitsubishi Electric Corp (Japan)               57,000         410,179
National Semiconductor Corp.*                   6,349         141,265
National Service Industries Inc.               20,600         666,925
NEC Corp. (Japan)                              23,000         280,678
Nitto Denko Corp. (Japan)                      18,000         278,935
Raychem Corp.                                   2,700         153,562
Thomas & Betts Corp.                            6,600         486,750
Tyco International LTD                         30,600       1,090,125
Westinghouse Electric Corp.                    59,100         908,662
-----------------------------------------------------------------------
                                                           14,648,184

Entertainment:  0.7%
-----------------------------------------------------------------------
Bally Entertainment Corp.                      35,000         476,875
Brunswick Corp.                                 2,700          64,800
Hasbro Inc.                                    20,600         638,600
ITT Industries Inc.*                           15,900         381,600
-----------------------------------------------------------------------
                                                            1,561,875

Finance:
-----------------------------------------------------------------------
Acom Co. (Japan)                                6,700         280,329
Allmerica Financial Corp.*                        600          16,200
American Express Co.                          112,300       4,646,413
Beneficial Corp.                               10,800         503,550
Brierley Investment LTD (New Zealand)         543,600         430,018
Household International Inc.                   10,400         614,900
Keycorp                                         8,800         319,000
-----------------------------------------------------------------------
                                                            6,810,410

Financial Services:  0.8%
-----------------------------------------------------------------------
American Financial Group Inc.                  40,000       1,225,000
Dun & Bradstreet Corp.                          2,900         187,775
Hees International Bancorp Inc. (Canada)        2,800          28,451
Time Warner Financing Trust                    13,400         418,750
Trilon Financial Corp.                         39,900         128,568
-----------------------------------------------------------------------
                                                            1,988,544

Food and Beverage:  3.3%
-----------------------------------------------------------------------
Anheuser Busch Cos. Inc.                        3,300         220,687
Fleming Companies Inc.                         11,100         228,938
Goodman Fielderlt (Australia)                 582,500         584,492
Great Atlantic & Pacific Tea Inc.              15,700         361,100
Kellogg Co.                                    16,800       1,297,800
Pepsico Inc.                                   12,500         698,437
Ralston Purina Co.                             16,000         998,000
RJR Nabisco Holding Corp.                      94,680       2,923,245
SuperValu Inc.                                 20,600         648,900
-----------------------------------------------------------------------
                                                            7,961,599

Forest Products:  0.8%
-----------------------------------------------------------------------
Weyerhaeuser Co.                               45,400       1,963,550
-----------------------------------------------------------------------

Furniture Manufacturing:  0.4%
-----------------------------------------------------------------------
Masco Corp.                                    33,600       1,054,200
-----------------------------------------------------------------------

Hotels:  0.1%
-----------------------------------------------------------------------
Brinker International Inc.*                    20,900         316,113
Patriot Amern Hospitality Inc.                    200           5,150
-----------------------------------------------------------------------
                                                              321,263

Household Appliances:  0.4%
-----------------------------------------------------------------------
Maytag Corp.                                    3,200          64,800
Rubbermaid Inc.                                36,200         923,100
-----------------------------------------------------------------------
                                                              987,900

Industrial:  1.5%
-----------------------------------------------------------------------
Armco Inc.*                                    13,500          79,313
Goulds Pumps Inc.                               1,600          39,900
ITT Corp. New*                                 15,900         842,700
Johnson Controls Inc.                          14,700       1,010,625
McDermott International Inc.                   10,600         233,200
Raytheon Co.                                   17,800         841,050
TRW Inc.                                        5,000         387,500
Zurn Industries Inc.                            4,600          98,325
-----------------------------------------------------------------------
                                                            3,532,613

Machinery and Engineering:  1.3%
-----------------------------------------------------------------------
Caterpillar Inc.                                8,000         470,000
Crane Co.                                      12,000         442,500
Deere & Co.                                    21,600         761,400
Dresser Industries Inc.                        42,100       1,026,187
Ingersollrand Co.                              10,900         382,863
-----------------------------------------------------------------------
                                                            3,082,950

Metals and Mining:  0.9%
-----------------------------------------------------------------------
Inco Limited                                   11,200         372,400
Lukens Inc.                                     3,300          94,875
Newmont Mining Corp.                            5,000         226,250
Noranda Inc.                                   20,100         413,997
Reynolds Metals Co.                            18,200       1,030,575
-----------------------------------------------------------------------
                                                            2,138,097


                                                     Number       Market
                                                   of Shares      Value
Miscellaneous:  2.1%
---------------------------------------------------------------------------
Dexter Corp.                                          9,400      $222,075
Grand Metropolitan                                   44,900       323,205
Illinova Corp.                                       41,200     1,236,000
Keystone International Inc.                          38,500       770,000
Nordbanken AB (Sweden)*                              12,000       207,841
Omron Corp. (Japan)                                  20,000       461,017
Public Storage Inc.                                   6,100       115,900
Ralcorp Holdings Inc.*                                8,400       203,700
Safety Kleen Corp.                                   15,700       245,312
Snap On Inc.                                         16,300       737,575
St Paul Capital LLC                                   3,000       168,750
U S Industries Inc.*                                 19,100       350,962
---------------------------------------------------------------------------
                                                                5,042,337

Motor Vehicles and Equipment:  4.9%
---------------------------------------------------------------------------
Chrysler Corp.                                       70,100     3,881,787
Ford Motor Co.                                       24,300       704,700
General Motors Corp.                                 87,100     4,605,413
General Motors Corp. Series H                         5,800       284,925
Genuine Parts Co.                                    32,300     1,324,300
Goodrich BF Co.                                       5,100       347,437
Honda Motor Co. (Japan)                              27,000       556,998
---------------------------------------------------------------------------
                                                               11,705,560

Office and Business Equipment and Services:  3.1%
---------------------------------------------------------------------------
Digital Equipment Corp.*                             41,600     2,667,600
IBM                                                  24,100     2,211,175
Moore Corp. LTD                                      22,300       415,338
New England Business Services Inc.                    7,500       164,062
Standard Register                                    10,000       201,250
Xerox Corp.                                          12,100     1,657,700
---------------------------------------------------------------------------
                                                                7,317,125

Paper:  1.2%
---------------------------------------------------------------------------
International Paper Cap Tr                            6,100       276,025
International Paper Co.                              28,958     1,096,784
Kimberly Clark Corp.                                 16,692     1,381,263
---------------------------------------------------------------------------
                                                                2,754,072

Petroleum and Petroleum Related:  12.6%
---------------------------------------------------------------------------
Amerada Hess Corp.                                   22,300     1,181,900
Amoco Corp.                                          24,100     1,732,188
Atlantic Richfield Co.                               27,700     3,067,775
Baker Hughes Inc.                                    22,000       536,250
British Petroleum PLC                                64,897     6,627,606
Chevron Corp.                                        21,400     1,123,500
Diamond Shamrock Inc.                                 1,400        78,050
Enron Corp.                                           9,900       377,438
Enserch Corp.                                        14,600       237,250
Exxon Corp.                                          10,900       873,362
GATX                                                  8,000       389,000
Halliburton Co.                                      24,700     1,250,437
Kerr McGee Corp.                                     17,000     1,079,500
Mobil Corp.                                          13,500     1,512,000
Occidental Petroleum Corp.                           29,600       632,700
Petro Cda                                            10,700        61,525
Phillips Petroleum Co.                               12,000       409,500
Questar Corp.                                        15,900       532,650
Royal Dutch Petroleum Co.                             5,900       832,637
Schlumberger LTD                                     34,800     2,409,900
Tenneco Inc.                                          8,600       426,775
Texaco Inc.                                           4,100       321,850
Total S A                                            62,137     2,112,658
Union Pacific Resource Group Inc.                     7,600       192,850
Unocal Corp.                                         33,800       984,425
Witco Corp.                                          35,700     1,044,225
---------------------------------------------------------------------------
                                                               30,027,951

Printing and Publishing:  0.7%
---------------------------------------------------------------------------
Deluxe Corp.                                         37,500     1,087,500
Harland John H Co.                                   26,200       546,925
Times Mirror Co. New                                  2,400        81,300
---------------------------------------------------------------------------
                                                                1,715,725

Public Utilities:  1.0%
---------------------------------------------------------------------------
Cinergy Corp.                                         5,000       153,125
DPL Inc.                                             17,300       428,175
DQE Inc.                                              5,000       153,750
MCN Corp.                                            14,400       334,800
Pacificorp                                           10,000       212,500
Peco Energy Co.                                       8,000       241,000
Portland General                                     10,000       291,250
Unicom Corp.                                         16,500       540,375
---------------------------------------------------------------------------
                                                                2,354,975

Railroads:  0.6%
---------------------------------------------------------------------------
Burlington Northern Santa Fe                         17,100     1,333,800
---------------------------------------------------------------------------


Real Estate:  0.7%
---------------------------------------------------------------------------
Equity Residential PPTYS TR                          12,200       373,625
Lennar Corp.                                         14,500       364,312
Liberty Property                                      3,300        68,475
Pinnacle West Capital Corp.                          18,000       517,500
Pulte Corp.                                             900        30,263
Ryland Group Inc.                                    14,800       207,200
Spieker Properties Inc.                               1,500        37,687
Weeks Corp.                                             300         7,538
---------------------------------------------------------------------------
                                                                1,606,600

Restaurant:  0.1%
---------------------------------------------------------------------------
Darden Restaurants Inc.                              16,600       197,125
---------------------------------------------------------------------------

Retail:  3.7%
---------------------------------------------------------------------------
Dayton Hudson Corp.                                  10,800       810,000
Dillard Department Stores Inc.                       10,300       293,550
Federated Department Stores Inc.*                    67,900     1,867,250
Fingerhut Cos. Inc.                                  19,000       263,625
Hudsons Bay Co. (Canada)                              9,500       136,534
Jostens Inc.                                         11,500       278,875
Limited Inc.                                         21,000       364,875
May Department Stores Co.                            29,000     1,225,250
Sears, Roebuck & Co.                                 28,700     1,119,300
TJX Cos. Inc.                                        52,700       994,713
Wal-Mart Stores                                      67,400     1,508,075
---------------------------------------------------------------------------
                                                                8,862,047

Savings and Loan:  0.3%
---------------------------------------------------------------------------
Great Western Financial Corp.                        31,700       808,350
---------------------------------------------------------------------------


Securities Dealers:  1.3%
---------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                              7,665       152,342
First Marathon Inc.                                  92,100       935,838
Lehman Brothers Holdings Inc.                        20,380       433,075
Nomura Securities (Japan)                            70,000     1,525,424
---------------------------------------------------------------------------
                                                                3,046,679

Shoes:  0.1%
---------------------------------------------------------------------------
Melville Corp.                                       10,600       325,950
---------------------------------------------------------------------------


Soaps, Cleaner and Cosmetics:  0.1%
---------------------------------------------------------------------------
Dial Corp.                                            7,100       210,337
---------------------------------------------------------------------------


Steel:  0.0%
---------------------------------------------------------------------------
Macerich Co.                                            400         8,000
---------------------------------------------------------------------------


Telecommunications:  6.2%
---------------------------------------------------------------------------
Alcatel Alsthon (France)                              2,500       215,540
American Telephone & Telegraph Co.                   13,900       900,025
Ameritech Corp.                                      43,500     2,566,500
Bell Atlantic Corp.                                  33,200     2,220,250

                                                        Number         Market
                                                      of Shares         Value
                                                      ----------    ------------
Bellsouth Corp.                                           45,800    $  1,992,300
Frontier Corp.                                            41,800       1,254,000
Nynex Corp.                                               52,800       2,851,200
Pacific Telesis Group                                      7,000         235,375
SBC Communications Inc.                                   31,200       1,794,000
Sprint Corp.                                               1,100          41,800
Telefonica De Espana SA                                    5,600         234,500
U S West Inc.*                                            21,000         504,000
--------------------------------------------------------------------------------
                                                                      14,809,490
Textiles-Apparel Manufacturing:  0.3%
--------------------------------------------------------------------------------
Burlington Industries Inc.*                                1,400          18,375
Kellwood Co.                                              19,700         401,388
Stride Rite Corp.                                          6,900          51,750
V F Corp.                                                  4,700         247,925
--------------------------------------------------------------------------------
                                                                         719,438
Textile Products:  0.3%
--------------------------------------------------------------------------------
Unifi Inc.                                                30,700         679,237
--------------------------------------------------------------------------------
Transportation:  0.6%
--------------------------------------------------------------------------------
CSX Corp.                                                 32,600       1,487,375
--------------------------------------------------------------------------------
Waste Management:  2.0%
--------------------------------------------------------------------------------
Betz Laboratories Inc.                                     9,000         369,000
Browning Ferris Industries Inc.                           42,200       1,244,900
WMX Technologies Inc.                                    103,900       3,104,012
--------------------------------------------------------------------------------
                                                                       4,717,912
Total Common Stocks:  94.5%
(Cost $190,573,874)                                                  225,811,723
--------------------------------------------------------------------------------
Preferred Stocks:

Alexander & Alexander Services Inc.                        6,300         311,850
Alumax Inc.                                                9,100       1,127,262
Armco Inc.                                                 1,500          74,625
Atlantic Richfield Co.                                    19,100         448,850
Chiquita Brands International Inc.                         9,500         428,687
Kaiser Aluminum Corp.                                     34,900         449,338
Occidental Petroleum Corp.                                16,500       1,025,063
Reynolds Metals Co.                                        1,700          86,063
Times Mirror Co.                                           1,167          30,196
Travelers Inc.                                               500          43,625
US Surgical Inc.                                           6,600         166,650
Williams Companies Inc.                                    3,600         265,500
--------------------------------------------------------------------------------
Total Preferred Stocks:  1.9%
(Cost $4,222,650)                                                      4,457,709
--------------------------------------------------------------------------------

                                                       Maturity
Repurchase Agreement:                                   Amount
                                                      ----------
State Street Bank and Trust Co. repurchase
agreement dated 12/29/95, 5.0%, maturing
1/2/96 collateralized by U.S. Treasury
Notes 8.0%, 8/15/99                                   $8,788,099       8,782,000
--------------------------------------------------------------------------------
Total Repurchase Agreement:  3.7%
(Cost $8,782,000)                                                      8,782,000
--------------------------------------------------------------------------------
Total Investments: 103.1%
(Cost $210,441,823)                                                  246,217,064
--------------------------------------------------------------------------------
Other Assets Under Liabilities:  (3.1%)                               (7,446,188)
--------------------------------------------------------------------------------
Net Assets:  100.0%
(equivalent to $13.507 per share
based on 17,677,029 shares
issued and outstanding)                                             $238,770,876
================================================================================
Lincoln National Global Asset
  Allocation Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments:
                                                         Par           Market
Long-Term Debt Investments:                            Amount**         Value
                                                      ----------    ------------
U.S. Government and Agency Obligations:  13.6%
--------------------------------------------------------------------------------
FNMA
  6.5%, 1/1/99                                        $2,285,000    $  2,296,425
  9.5%, 5/1/07                                         1,390,012       1,462,988
  7.5%, 7/1/07                                           436,954         454,546
  7.5%, 2/1/14                                           869,154         890,340
  .01%, 2/25/17                                           41,195          40,881
  7.0%, 10/25/23                                         961,131         947,310
  7.0%, 8/1/25                                         2,231,149       2,249,266
GNMA
  6.5%, 1/15/99                                        1,990,000       2,008,029
  11.0%, 12/15/15                                        177,728         200,611
  7.0%, 6/15/23                                          597,817         604,913
  6.5%, 7/15/23                                          644,617         640,040
  7.0%, 8/15/23                                          276,813         280,099
  7.0%, 9/15/23                                          327,325         331,211
  7.5%, 9/15/23                                               31              31
  6.5%, 10/15/23                                         174,022         172,607
  7.5%, 10/15/23                                             164             169
  6.5%, 12/15/23                                       1,650,864       1,637,442
  7.0%, 12/15/23                                         354,265         358,470
  6.5%, 1/15/24                                          606,703         601,770
  7.0%, 1/15/24                                          368,077         372,446
  7.5%, 1/15/24                                              558             574
  6.5%, 2/15/24                                          675,211         669,722
  6.5%, 4/15/24                                          127,902         126,862
  7.0%, 5/15/24                                           93,981          95,097
  7.0%, 8/15/25                                          638,937         646,522
  7.0%, 9/15/25                                        2,240,221       2,266,813
  7.0%. 10/15/25                                         443,862         449,131
U.S. Treasury Bonds
  11.625%, 11/15/04                                    1,500,000       2,123,438
  10.375%, 11/15/12 +                                  2,590,000       3,582,294
  8.875%, 8/15/17                                        650,000         870,796
  8.125%, 8/15/19                                      2,685,000       3,375,958
  8.0%, 11/15/21                                         640,000         800,999
U.S. Treasury Notes
  5.875%, 7/31/97                                      2,000,000       2,020,622
  6.875%, 3/31/00                                      1,105,000       1,168,538
  6.25%, 2/15/03                                         160,000         167,000
--------------------------------------------------------------------------------
                                                                      33,913,960
Collateralized Mortgage Obligations:  0.8%
--------------------------------------------------------------------------------
Citicorp Mortgage Securities Inc.
  5.75, 12/1/08                                          885,000         872,892
Standard Credit Card Master TR I
  8.25%, 11/7/03                                       1,000,000       1,106,769
--------------------------------------------------------------------------------
                                                                       1,979,661
Banking and Insurance:  1.4%
--------------------------------------------------------------------------------
Bankamerica Corp.
  8.375%, 3/15/02                                        600,000         669,129
Capital One Bank
  8.125% Med. Term Notes, 3/1/00                       1,000,000       1,072,800
Citicorp
  7.625%, 5/1/05                                       1,050,000       1,149,814
First USA Bank
  6.375%, 10/23/00                                       500,000         509,760
--------------------------------------------------------------------------------
                                                                       3,401,503



                                                     Par                  Market
                                                   Amount**               Value
                                                  --------------------------------
Electrical and Electronics:  0.2%
----------------------------------------------------------------------------------
Motorola Inc.
  0.01%, 9/27/13                                   $650,000              $499,688
----------------------------------------------------------------------------------


Finance:  2.0%
----------------------------------------------------------------------------------
Associates Corp. North America
  6.375%, 7/15/02                                   550,000               560,109
Banponce Financial Corp.
  6.16%, 7/30/98                                    400,000               402,936
Commercial Credit Group Inc.
  7.875%, 2/1/25                                    535,000               609,199
Discover Card Mt 1
  6.55%, 2/1/03                                     600,000               619,308
General Electric Capital Mortgage Services Inc.
  6.0%, 2/25/24                                     600,000               595,721
General Motors Accep Corp.
  6.75% Med. Term Note, 6/10/02                   1,000,000             1,030,959
Green Tree Financial Corp.
  4.85%, 1/15/19                                    183,653               182,562
  6.8%, 5/15/26                                     274,857               275,800
  0.99%, 2/15/27                                    600,000               599,625
Merrill Lynch Mortgage Invest. Inc.
  10.35%, 5/15/09                                   213,356               230,356
----------------------------------------------------------------------------------
                                                                        5,106,575

Financial Services:  0.7%
----------------------------------------------------------------------------------
Financing Corp.
  9.8%, 11/30/17                                    900,000             1,261,404
MBNA Master Credit Card II
  6.6%, 1/15/03                                     540,000               558,937
----------------------------------------------------------------------------------
                                                                        1,820,341

Foreign Government:  7.2%
----------------------------------------------------------------------------------
Australia (Commonwealth)
  12.0%, 11/15/01                                   480,000               424,807
Canada (Government of)
  7.0%, 9/15/97                                     525,000               429,935
  9.0%, 12/1/04                                     250,000               206,243
  8.75%, 12/1/05                                    885,000               659,780
Denmark (Kingdom of)
  8.0%, 5/15/03                                  11,540,000             2,209,487
Dutch Government
  9.0%, 5/15/00                                   1,325,000               954,756
France (Government Of)
  7.75%, 4/12/00                                  4,020,000               880,016
Germany (Republic of)
  7.375%, 1/3/05                                  1,430,000             1,089,372
  6.875%, 5/12/05                                 1,425,000             1,052,086
  6.25%, 1/4/24                                   2,090,000             1,357,152
Italy (Republic of)
  8.5%, 4/1/99                                  980,000,000               590,854
  10.5%, 7/15/00                                430,000,000               272,926
  12.0%, 1/1/03                               1,935,000,000             1,303,707
  10.5%, 4/1/05                               1,240,000,000               776,032
Quebec (Province of)
  7.125%, 2/9/24                                    145,000               146,153
Spain (Government Of)
  12.25%, 3/25/00                               142,600,000             1,285,175
  10.15%, 1/31/06                               134,000,000             1,128,461
Treasury (UK)
  7.5%, 12/7/06                                   1,415,000             2,200,293
  7.5%, 12/7/06                                     565,000               881,578
----------------------------------------------------------------------------------
                                                                       17,848,813

Health and Personal Care:  0.3%
----------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp.
  6.41%, 6/15/00                                    650,000               662,747
----------------------------------------------------------------------------------


Industrial:  0.8%
----------------------------------------------------------------------------------
Magna International Inc.
  5.0%, 10/15/02                                    285,000               290,700
McDonnell Douglas Corp.
  9.25%, 4/1/02                                     280,000               324,045
Service Corp. International
  6.375%, 10/1/00                                   440,000               447,872
TCI Communications Inc.
  8.65%, 9/15/04                                    900,000             1,003,955
----------------------------------------------------------------------------------
                                                                        2,066,572

Machinery and Engineering:  0.2%
----------------------------------------------------------------------------------
AMBAC Inc
  9.375%, 8/1/11                                    400,000               513,284
----------------------------------------------------------------------------------


Metals and Mining:  0.3%
----------------------------------------------------------------------------------
Noranda Inc.
  7.0%, 7/15/05                                     650,000               674,795
----------------------------------------------------------------------------------


Miscellaneous:  1.4%
----------------------------------------------------------------------------------
Petroliam Nasional Berha
  6.875%, 7/1/03                                    575,000               594,154
RBSG Capital Corp.
  10.125%, 3/1/04                                   450,000               558,098
Treuhandanstalt (Germany)
  7.125%, 1/29/03                                 2,932,000             2,207,636
----------------------------------------------------------------------------------
                                                                        3,359,888

Office and Business Equipment and Services:  0.3%
----------------------------------------------------------------------------------
Comdisco Inc.
  7.75%, 9/1/99                                     800,000               843,574
----------------------------------------------------------------------------------


Petroleum and Petroleum Related:  0.1%
----------------------------------------------------------------------------------
Occidental Petroleum Corp.
  9.25% Senior Debentures, 8/1/19                   245,000               296,756
----------------------------------------------------------------------------------


Public Utilities:  0.9%
----------------------------------------------------------------------------------
Commonwealth Edison Co.
  6.625%, 7/15/03                                   600,000               609,722
Iberdrola International B V
  7.5%, 10/1/02                                     725,000               768,825
Public Service Co.
  8.875%, 5/15/96                                   400,000               403,992
Puget Sound Power & Light Co.
  7.875%, 10/1/97                                   400,000               414,436
----------------------------------------------------------------------------------
                                                                        2,196,975

Retail:  0.3%
---------------------------------------------------------------------------------
Sears, Roebuck & Co.
  9.42%, 4/3/96                                     350,000               353,955
Wal-Mart Stores
  8.0%, 9/15/06                                     300,000               343,697
----------------------------------------------------------------------------------
                                                                          697,652

Securities Dealers:  0.2%
----------------------------------------------------------------------------------
Smith Barney Holdings
  7.0%, 5/15/00                                     570,000               591,958
----------------------------------------------------------------------------------

Telecommunications:  0.5%
----------------------------------------------------------------------------------
Bell South Telecommunications
  6.75%, 10/15/33                                   600,000               593,798
The Penn Central Corp.
  10.625%, 4/15/00                                  600,000               648,580
----------------------------------------------------------------------------------
                                                                        1,242,378

Waste Management:  0.2%
----------------------------------------------------------------------------------
Waste Management Inc.
  8.75%, 5/1/18                                     350,000               412,059
----------------------------------------------------------------------------------
Total Long-Term Debt Investments:  31.4%
(Cost $75,493,490)                                                     78,129,179
----------------------------------------------------------------------------------


                                               Number         Market
Common Stocks:                               of Shares        Value
                                            ------------   -------------
U.S. Government and Agency Obligations:  0.4%
------------------------------------------------------------------------
FNMA                                           8,900        $1,104,713
------------------------------------------------------------------------


Aerospace:  1.1%
------------------------------------------------------------------------
Allied Signal Inc.                             9,300           441,750
Boeing Co.                                    11,400           893,475
Lockheed Martin Corp.                         13,300         1,050,700
United Technologies Corp.                      3,950           374,756
------------------------------------------------------------------------
                                                             2,760,681

Air Transportation:  0.2%
------------------------------------------------------------------------
KLM (Netherlands)                              5,340           187,684
Singapore Airlines (Singapore)                26,000           242,630
------------------------------------------------------------------------
                                                               430,314

Banking and Insurance:  7.0%
------------------------------------------------------------------------
ABN Amro Holdings NV (Netherlands)             4,280           194,970
Aetna Life & Casualty Co.                      4,150           287,388
Allied Irish Banks (Ireland)                  69,258           375,896
American International Group Inc.              7,150           661,375
Bank of Boston Corp.                          11,000           508,750
BankAmerica Corp.                             23,050         1,492,488
Bankers Trust New York Corp.                  10,250           681,625
Barclays PLC (UK)                             16,408           188,059
Barnett Banks Inc.                             1,000            59,000
BCO Bilbao Vizcaya (Spain)                     9,000           324,237
Chemical Banking Corp.                         9,300           546,375
Cigna Corp.                                    8,400           867,300
Citicorp                                      12,900           867,525
Compdent Corp.*                                2,725           113,428
CRA Managed Care Inc.*                         2,450            53,441
Credit Local De France (France)                3,680           294,580
Development Bank Singapore (Singapore)        24,000           298,621
First Commonwealth Inc.*                       1,700            43,775
Fleet Financial Group Inc.                    33,097         1,348,703
Guoco Group (Hong Kong)                       19,000            91,652
HCC Insurance Holdings Inc.*                   3,850           142,450
Healthwise America Inc.*                       1,875            72,891
HSBC Holdings PLC (Hong Kong)                 26,434           399,971
ITT Hartford Group Inc.*                       6,150           297,506
J.P. Morgan & Co. Inc.                        13,300         1,067,325
MBNA Corp.                                    12,200           449,875
Mitsubishi Bank (Japan)                       13,000           305,956
Mitsui Marine & Fire Insurance Co. (Japan)    29,000           206,722
Munchenerruckvers (Germany)                       75           163,123
NationsBank Corp.                             15,950         1,110,519
PNC Banking Corp.                             25,650           827,213
Reinsurance Group America Inc.                 2,900           106,213
Reliance Group Holdings Inc.                  32,450           279,881
Royal Insurance (UK)                          45,218           267,909
SCHW Ruckversicher (Switzerland)                 185           215,232
Sierra Health Services Inc.*                   1,995            63,341
Societe Generale (France)                      1,455           179,758
Tokio Marine & Fire Insurance (Japan)         24,000           313,801
Travelers Inc.                                13,433           844,600
Trenwick Group Inc.                            1,900           107,113
United Dental Care Inc.*                       1,400            58,100
United Overseas Bank (Singapore)              40,274           387,223
USF & G Corp.                                 14,200           239,625
Wellcare Management. Inc.*                     2,725            57,906
------------------------------------------------------------------------
                                                            17,463,441

Broadcasting:  1.0%
------------------------------------------------------------------------
Capital Cities ABC Inc.                        4,400           542,850
Clear Channel Communications*                  3,250           143,406
Evergreen Media*                               3,800           121,600
HBO & Co.                                      6,700           512,550
Heartland Wireless Communications Inc.*        3,000            87,750
LIN Television Corp.*                          1,850            55,500
Pearson (UK)                                  13,000           125,881
Renaissance Communication Corp. *              1,900            42,038
Saga Communications - Class A*                 3,100            50,375
SFX Broadcasting Inc.*                         2,850            85,500
Sinclair Broadcasting Group Inc.*              1,500            25,500
Telcom Semiconductor Inc.*                     4,900           $35,219
Viacom Inc. - Class B*                        13,600           644,300
Young Broadcasting Inc.*                       3,225            89,494
------------------------------------------------------------------------
                                                             2,561,963

Building and Construction:  0.2%
------------------------------------------------------------------------
CRH (Ireland)                                 60,000           451,489
------------------------------------------------------------------------


Chemicals:  2.0%
------------------------------------------------------------------------
Akzo NV (Netherlands)                          2,800           323,849
Brady (WH) Co.                                 3,630            96,195
Ciba Geigy AG (Switzerland)                      380           334,374
Corning Inc.                                  27,230           871,360
DSM NV (Netherlands)                           1,800           148,065
Du Pont E I De Nemours & Co.                  12,480           872,040
Eastman Chemical Co.                           4,350           272,419
Grace WR & Co.                                 4,498           265,944
Great Lakes Chemical Corp.                     4,100           295,200
Praxair Inc.                                  16,100           541,363
Sekisui Chemical (Japan)                      21,000           309,153
Union Carbide Corp.                           14,950           560,625
------------------------------------------------------------------------
                                                             4,890,587

Coal and Gas:  0.1%
------------------------------------------------------------------------
Panhandle Eastern Corp.                        9,850           274,569
------------------------------------------------------------------------


Construction:  0.4%
------------------------------------------------------------------------
Fluor Corp.                                    9,100           600,600
IHC Caland NV (Netherlands)                    9,600           323,051
------------------------------------------------------------------------
                                                               923,651

Consumer Products and Services:  4.5%
------------------------------------------------------------------------
American Brands Inc.                          22,850         1,019,681
Benson Eyecare Corp.*                          8,450            76,050
Black & Decker Corp.                          15,300           539,325
B.A.T. Industries (UK)                        38,027           334,855
Cannondale Corp.*                              2,525            40,716
Eastman Kodak Co.                             24,150         1,618,050
Galoob Lewis Toys Inc.*                        4,300            50,525
Genting Berhad (Singapore)                    29,500           252,351
Home Depot Inc.                                    1                48
Johnson & Johnson                             11,300           967,563
KAO Corp. (Japan)                             24,000           297,530
Loewen Group Inc.                              4,050           103,022
Magna International Inc.                       3,650           157,863
Magna International Inc. Class A (Canada)      4,100           176,401
Philip Morris Co. Inc.                        26,900         2,434,450
Polaroid Corp.                                24,850         1,177,269
Procter & Gamble Co.                          10,500           871,500
Siebe (UK)                                    22,333           275,217
Softkey International Inc.*                    1,999            45,977
Sola International Inc.*                       4,675           118,044
Stewart Enterprises Inc.                       3,800           139,650
Tabacalera SA (Spain)                          7,700           292,003
Tommy Hilfiger Corp.*                          4,100           173,738
------------------------------------------------------------------------
                                                            11,161,828

Drug and Hospital Supplies:  4.9%
------------------------------------------------------------------------
American Home Products Corp.                   6,050           586,850
Amgen Inc.*                                   10,700           634,644
Astra AB (Sweden)                             10,900           435,035
Avecor Cardiovascular Inc.*                    4,750            82,531
Baxter International Inc.                     34,500         1,444,688
Bio Vascular Inc.*                             1,900            22,325
Bristol Myers Squibb Co.                       8,600           738,525
Daig Corp.*                                    2,100            48,563
Dura Pharmaceuticals Inc.*                     6,150           213,713
Endosonics Corp.*                              1,000            15,000
Enterprise System Inc.*                          700            21,000
Gilead Sciences Inc.*                            700            22,575
Guidant Corp.                                  9,400           397,150
I STAT Corp.*                                  2,325            74,981
IDEX Labs Inc.*                                3,300           154,275

                                              Number               Market
                                            of Shares               Value
                                            ------------------------------
Immulogic Pharmaceutical Co.*                  3,600               $68,625
Lilly (Eli) & Co.                             13,400               753,750
Lincare Holdings Inc.*                         2,700                67,163
Lunar Corp.*                                   2,100                56,963
Mecon Inc.*                                    1,000                15,875
Medtronic Inc.                                 4,300               240,263
Merck & Co. Inc.                              11,000               723,250
Meridian Diognostic                            4,300                47,569
Minntech Corp.                                 3,500                68,688
Parexel International Corp.*                   2,800                95,200
Pfizer Inc.                                    9,900               623,700
Pharmacia & Upjohn Inc.*                      53,652             2,079,015
Pharmacia & Upjohn (Sweden)*                   4,400               173,622
Research Industries Corp*                      1,700                45,688
Santen Pharmaceutical Co.                      6,000               135,981
Smithkline Beecham PLC                        15,200               843,600
Target Therapeutics Inc.*                      1,200                51,450
UROMED Corp.*                                    800                10,100
Warner Lambert Co.                             9,650               937,256
Yamanouchi Pharmacy (Japan)                   14,000               301,017
---------------------------------------------------------------------------
                                                                12,230,630

Drug and Hospital Supplies:  0.4%
---------------------------------------------------------------------------
Cambridge Technology Partners*                 2,275               128,822
Emerson Electric Co.                           8,900               727,575
Sanmina Corp.*                                 2,525               131,300
---------------------------------------------------------------------------
                                                                   987,697

Electrical and Electronics:  2.1%
---------------------------------------------------------------------------
Applied Materials Inc.*                       13,200               518,925
Baldor Electric Co.                            4,451                89,576
BBC Brown Boveri (Switzerland)                   260               302,037
Coherent Communications Systems Corp.*           600                11,400
CP Clare Corp.*                                3,975                80,245
Cyberoptics Corp.*                               700                27,825
Eltron International Inc.*                     1,900                67,688
Flextronics International*                     2,800                83,300
Getronics NV (Netherlands)                     7,919               370,116
Harman International                           2,088                83,781
Hirose Electric (Japan)                        4,200               241,627
Iberdrola SA (Spain)                          41,000               375,185
Intel Corp.                                    9,000               511,313
ITI Technologies Inc.*                         2,625                77,109
Jabil Circuit Inc.*                            1,400                15,400
Keane Inc.*                                    2,400                53,100
Kyocera Corp. (Japan)                          2,000               148,571
Linear Technology Corp.                       10,000               393,750
LSI Logic Corp.*                               9,500               311,125
Mabuchi Motor Co. (Japan)                      2,500               155,448
Microcom Inc.*                                 2,500                65,156
Murata Manufacturing Co. (Japan)               7,000               257,627
Network Express Inc.*                          3,800                19,950
P Com Inc.*                                    3,200                62,800
Rohm Co. (Japan)                               5,000               282,324
SGS Thomson Microelectronics*                  6,600               265,650
Sharp Corp. (Japan)                           20,000               319,613
Sierra Semi Conductor Corp.*                   6,200                86,413
Smartflexsys Inc.*                             2,400                42,600
---------------------------------------------------------------------------
                                                                 5,319,654

Electrical and Electronics:  0.0%
---------------------------------------------------------------------------
Actel Corp.*                                    6,800               73,525
---------------------------------------------------------------------------


Entertainment:  0.5%
---------------------------------------------------------------------------
Burgo(Cartiere) Spa  (Italy)                  25,820               128,846
ITT Industries Inc.*                           6,150               147,600
Mirage Resorts Inc.*                          16,400               565,800
Regal Cinemas Inc.*                            1,950                57,281
Sierra On-Line Inc.*                           3,450                98,756
Sodak Gaming Inc.*                             4,900               101,063
Speedway Motorsports Inc.*                     2,500                75,000
---------------------------------------------------------------------------
                                                                 1,174,346

Farm Supplies:  0.1%
---------------------------------------------------------------------------
Pioneer Hi-Bred International Inc.             6,100               339,313
---------------------------------------------------------------------------

Finance:  0.6%
---------------------------------------------------------------------------
Aegon NV (Netherlands)                         7,300              $322,989
Beneficial Corp.                              10,200               475,575
MGIC Investment Corp.                          7,800               423,150
SCHW Bankgesellsch (Switzerland)                 260               281,751
---------------------------------------------------------------------------
                                                                 1,503,465

Financial Services:  0.4%
---------------------------------------------------------------------------
Concord Efs Inc.*                              4,262               177,939
Dean Witter Discover & Co.                         1                    47
Dun & Bradstreet Corp.                        11,450               741,388
PMT Services Inc.*                             1,400                42,438
---------------------------------------------------------------------------
                                                                   961,812

Food and Beverage:  1.8%
---------------------------------------------------------------------------
Anheuser Busch Cos. Inc.                       8,100               541,688
Docks De France (France)                         900               136,737
General Mills Inc.                             7,450               430,238
Guinness (UK)                                 18,000               132,365
Heinz H.J. Co.                                11,700               387,563
IBP Inc.                                       3,800               191,900
Nabisco Holdings Corp. - Class A              14,700               479,588
Nestle SA (Switzerland)                          283               313,054
Pepsico Inc.                                  15,400               860,475
Safeway Inc.*                                  9,200               473,800
Tate & Lyle (UK)                              19,667               144,166
Unilever NV (Netherlands)                      2,150               302,128
---------------------------------------------------------------------------
                                                                 4,393,702

Forest Products:  0.7%
---------------------------------------------------------------------------
Rayonier Timberlands L.P.                     15,100               503,963
Repola (Finland)                              16,765               316,073
Weyerhaeuser Co.                              20,000               865,000
---------------------------------------------------------------------------
                                                                 1,685,036

Furniture Manufacturing:  0.1%
---------------------------------------------------------------------------
Masco Corp.                                    5,800               181,975
---------------------------------------------------------------------------


Health and Personal Care:  0.3%
---------------------------------------------------------------------------
Authentic Fitness Corp.                        5,365               111,324
Columbia/HCA Healthcare Corp.                 10,100               512,575
ICU Medical Inc.*                              2,300                39,388
Instent Inc.*                                  2,550                38,569
---------------------------------------------------------------------------
                                                                   701,856

Hospital and Health Care:  0.3%
---------------------------------------------------------------------------
Access Health Inc.*                            1,100                48,950
Advantage Health Corp.*                        1,330                58,188
American Homepatient Inc.*                     3,700               108,225
ARV Assisted Living ONC.*                      2,700                31,725
Emeritus Corp.*                                1,100                12,788
Genesis Health Ventures Inc.*                  3,300               120,450
Health Management Associates*                  3,973               103,795
Healthcare Services Group Inc.*                5,100                46,538
Healthplan Services Corp.*                     1,100                27,500
Living Centers of America Inc.*                3,075               107,625
National Surgery Centers Inc.*                   200                 4,550
Owen Healthcare Inc.*                          3,400                91,800
Pediatrix Medical Group*                         500                13,875
Sterling House Corp.*                          2,100                20,213
Vencor Inc.*                                   1,525                49,563
---------------------------------------------------------------------------
                                                                   845,785

Hotels:  0.2%
---------------------------------------------------------------------------
Marriott International Inc.                   11,600               443,700
---------------------------------------------------------------------------

Industrial:  1.3%
---------------------------------------------------------------------------
Blyth Industries Inc.*                         4,600               135,700
ITT Corp. New*                                 6,150               325,950
Johnson Controls Inc.                         10,350               711,563
Sundstrand Corp.                              10,150               714,306
TRW Inc.                                      16,460             1,275,650
Zebra Technologies Corp.*                      4,526               155,016
---------------------------------------------------------------------------
                                                                 3,318,185


                                                   Number          Market
                                                  of Shares         Value
                                                  -------------------------
Machinery and Engineering:  0.2%
---------------------------------------------------------------------------
Computational Systems Inc.*                         1,200          $18,225
Credence Systems Corp.*                             3,625           82,469
JLG Industries Inc.                                 2,200           64,900
Molins (UK)                                        15,000          179,376
Rieter Holdings (Switzerland)                         500          144,343
Rieter Holdings AG Warrants (Switzerland)*            500            1,257
---------------------------------------------------------------------------
                                                                   490,570

Metals and Mining:  0.7%
---------------------------------------------------------------------------
Freeport McMoran Copper & Gold                     30,350          849,800
Preussag AG (Germany)                                 440          122,998
Tostem Corp. (Japan)                                9,000          298,983
Varity Corp.*                                      14,950          555,019
---------------------------------------------------------------------------
                                                                 1,826,800

Miscellaneous:  4.0%
---------------------------------------------------------------------------
3M Co.                                             12,700          841,375
Anglian Water (UK)                                 15,600          147,060
Argentaria (Spain)                                  7,000          288,541
Baer Holdings AG (Switzerland)                        100          111,400
BCO Tottae Acores-Registered (Portugal)             5,720           94,547
Best Denki Co. (Japan)                              8,000          118,547
Community Health System Inc.*                       2,700           96,188
CUC International Inc.*                            13,050          445,331
Cycle & Carriage (Singapore)                       20,000          199,364
Danieli & Co. (Italy)                              22,000          138,528
Danieli & Co. Warrants (Italy)*                     5,500            2,871
Edaran Otomobil (Malaysia)                         24,000          180,494
Essilor International (France)                      2,200          307,290
First Data Corp.                                   10,500          702,188
Franklin Resources Inc.                             8,000          403,000
Fujitsu (Japan)                                    28,000          311,864
Futaba Corp. (Japan)                                4,000          183,245
Greencore (Ireland)                                36,327          316,974
Hutchison Whampoa LTD (Hong Kong)                  37,000          225,373
IGEN Inc.*                                          3,900           22,425
Jardine Matheson                                   33,400          228,790
Komori Corp. (Japan)                                6,000          151,090
Kon Ptt Nederland  (Netherlands)                    5,200          188,920
Lafarge Coppee SA (France)                          4,070          262,219
Leader Universal Holdings (Singapore)              23,333           51,466
Maeda Corp. (Japan)                                18,000          176,077
Marui Co. (Japan)                                  17,000          353,995
Mayr Melnhof*                                      10,600          132,500
Medisense Inc.*                                    24,293           59,171
Mercury Interactive Corp*                           2,965           53,370
Mitsui & Co. (Japan)                               34,000          298,344
Nichicon Corp. (Japan)                             17,000          250,266
Nippondenso Co. (Japan)                            13,000          243,002
Omron Corp. (Japan)                                16,000          368,814
SGS Holdings (Switzerland)                            150          297,789
Soc Elf Aquitaine (France)                          3,950          291,027
Solvay (Belgian)                                      480          260,550
Sommer Allibert (France)                              500          132,632
Swire Pacific (Hong Kong)                          20,000          155,189
Tele Danmark                                        9,300          256,913
Toda Corp. (Japan)                                 19,000          164,697
Transaction Network Services Inc.*                  3,900           96,525
VA Technologie Ag. (Austria)                        1,900          241,306
---------------------------------------------------------------------------
                                                                 9,851,257

Motor Vehicles and Equipment:  2.1%
---------------------------------------------------------------------------
Bridgestone Corp. (Japan)                          14,000          222,373
Chrysler Corp.                                      7,950          440,231
Custom Chrome Inc.*                                 2,650           60,784
Eaton Corp.                                        13,550          726,619
Echlin Inc.                                        17,800          649,700
Edelbrock Corp.*                                    3,050           46,894
General Motors Corp.                               14,250          753,469
General Motors Corp. Series E                      14,200          738,400
General Motors Corp. Series H                      26,650        1,309,181
Mitsubishi Motors (Japan)                          18,000          146,615
Peugeot SA (France)                                 1,000          131,918
---------------------------------------------------------------------------
                                                                 5,226,184

Office and Business Equipment and Services:  4.5%
---------------------------------------------------------------------------
ABR Information Services Inc.*                        450          $19,463
Accustaff Industry*                                 4,900          213,763
Alternative Res. Corp.*                             2,500           75,000
America Online Inc.*                                1,980           73,879
American Business Information                       4,375           83,672
Analyst International Corp.                         1,800           54,675
Bisys Group Inc.*                                   2,300           70,150
Boca Research Inc.*                                 1,700           45,688
Business Objects SA*                                1,300           62,888
Cabletron Systems Inc.*                             6,800          550,800
Ceridian Corp.*                                     6,300          259,875
Cisco Systems Inc.*                                 7,700          575,094
Citrix Sys Inc.*                                    1,600           52,400
CMG Information Services Inc.*                        600           55,500
Computer Horizons Corp.*                            5,337          200,805
Corestaff Inc.*                                     1,200           44,250
Cort Business Services Corp.*                       4,200           69,300
Fiserv Inc.*                                        2,975           89,064
Hewlett-Packard Co.                                10,600          887,750
Honeywell Inc.                                     28,750        1,397,969
HPR Inc.*                                           1,200           36,000
IBM                                                14,000        1,284,500
IDX Systems Corp.*                                    400           13,850
IMNETt Systems Inc.*                                2,300           55,200
INSO Corp*                                          1,550           66,069
McAfee Associates Inc.*                             3,225          138,272
META Group Inc.*                                    1,700           52,063
Microsoft Corp.*                                   10,900          957,156
National Data Corp.                                 1,300           32,175
On Assignment Inc.*                                 2,850           94,406
Pairgain Technologies Inc.*                         3,200          174,400
Parametric Technology Corp.*                        9,200          610,650
Peak Technologies Group Inc.*                       2,910           90,210
Project Software & Development Inc.*                1,848           64,796
Renaissance Solutions Inc.*                         2,200           30,250
Robert Half International Inc.*                     3,475          145,516
Secure Computing Corp.*                               700           39,025
Security Dynamics Technologies Inc.*                2,550          139,613
Security Services (UK)                             21,100          292,955
Shiva Corp.*                                          600           43,800
SOS Staffing Services Inc.*                         3,300           30,319
Sybase Inc.*                                        6,800          243,950
Tivoli Systems Inc.*                                1,900           63,769
US Robotics Corp.*                                  2,500          219,688
Vantive Corp.*                                      2,000           45,000
Xerox Corp.                                         9,600        1,315,200
---------------------------------------------------------------------------
                                                                11,160,817

Paper:  1.1%
---------------------------------------------------------------------------
Alco Standard Corp.                                 6,000          273,750
Kimberly Clark Corp.                               27,368        2,264,702
Svenska Cellulosa (Sweden)                         17,000          263,717
---------------------------------------------------------------------------
                                                                 2,802,169

Petroleum and Petroleum Related:  4.5%
---------------------------------------------------------------------------
Amoco Corp.                                        12,050          866,094
Atlantic Richfield Co.                              4,100          454,075
British Petroleum PLC                              12,900        1,317,413
Burmah Castrol PLC (UK)                            20,880          302,710
Enron Corp.                                        24,400          930,250
Exxon Corp.                                         9,900          793,238
Halliburton Co.                                     8,900          450,563
Mobil Corp.                                        12,450        1,394,400
Occidental Petroleum Corp.                         40,671          869,343
Phillips Petroleum Co.                             12,800          436,800
Repsol SA (Spain)                                  12,675          415,360
Shell Transport & Trading (UK)                      7,000           92,569
Sonat Inc.                                         14,950          532,594
Tenneco Inc.                                       11,550          573,169
Total SA                                           36,552        1,242,768
Witco Corp.                                        17,300          506,025
---------------------------------------------------------------------------
                                                                11,177,371

Plastics:  0.1%
---------------------------------------------------------------------------
Toray Industries Inc. (Japan)                      36,000          237,094
---------------------------------------------------------------------------


                                               Number              Market
                                             of Shares             Value
                                             -------------------------------
Printing and Publishing:  0.6%
----------------------------------------------------------------------------
Dai Nippon Printing (Japan)                    17,000              $288,136
Harcourt General Inc.                           9,800               410,375
McGraw Hill Inc.                                6,300               548,888
Mecklermedia Corp.*                             1,300                20,475
Scientific Games Holdings Corp.*                3,120               118,560
Singapore Press HD (Singapore)                  9,600               169,671
Wolters Kluwer NV (Netherlands)                    45                 4,257
----------------------------------------------------------------------------
                                                                  1,560,362

Public Utilities:  1.4%
----------------------------------------------------------------------------
Cinergy Corp.                                  18,903               578,904
East Midlands Electricity (UK)                 12,600               130,422
Gaz Et Eaux (France)                              675               234,327
General Electric (UK)                          50,714               278,813
Hong Kong Electric                             50,000               163,919
Kurita Water Industries (Japan)                10,000               266,344
North West Water (UK)                          15,560               148,858
Northeast Utilities                            29,450               717,844
Public Service Co. of Colorado                  7,650               270,619
Scottish Power (UK)                             1,100                 6,321
Texas Utilities Co.                             7,242               297,827
Veba AG (Germany)                               8,950               379,962
----------------------------------------------------------------------------
                                                                  3,474,160

Railroads:  0.8%
----------------------------------------------------------------------------
Burlington Northern Santa Fe                    8,500               663,000
Canadian National Railway Co. (Canada)*        36,400               546,000
Union Pacific Corp.                            11,050               729,300
----------------------------------------------------------------------------
                                                                  1,938,300

Real Estate:  0.5%
----------------------------------------------------------------------------
Amoy Properties (Hong Kong)                   152,000               151,361
Cheung Kong Holdings (Hong Kong)               42,000               255,829
Hong Kong Land Holdings                        59,000               109,150
Meditrust                                      18,400               641,700
----------------------------------------------------------------------------
                                                                  1,158,040

Restraurant:  0.1%
----------------------------------------------------------------------------
Apple South Inc.                                3,600                76,950
Landry's Seafood Restaurant Inc.*               4,200                72,188
Quantum Restaurant Group Inc.*                  2,600                29,250
Studio Plus America Inc.*                       4,450               115,700
----------------------------------------------------------------------------
                                                                    294,088

Retail:  2.1%
----------------------------------------------------------------------------
Argyll Group (UK)                              43,058               227,360
Dayton Hudson Corp.                             4,700               352,500
Department 56 Inc.*                             3,240               124,335
Fastenal Co.                                    3,595               152,788
Federated Department Stores Inc.*              20,900               574,750
ITO Yokado Co. (Japan)                          6,000               369,588
K Mart Corp.                                   47,650               345,463
Kenneth Cole Productions Inc.*                  7,950               149,063
Michelin CGDE  (France)                         5,920               236,099
Moovies Inc.*                                   2,800                37,100
Penney (J.C.) Co. Inc.                          9,500               452,438
Rexall Sundown Inc.*                            6,900               152,231
Rite Aid Corp.                                 14,700               503,475
Sears (UK)                                    160,000               258,425
Sears, Roebuck & Co.                           28,950             1,129,050
Sunglass Hut International Inc.*                3,200                75,600
West Marine Inc.*                               1,800                56,475
----------------------------------------------------------------------------
                                                                  5,196,740

Securities Dealers:  0.3%
----------------------------------------------------------------------------
Daiwa Securities (Japan)                       27,000               413,172
Merrill Lynch & Co. Inc.                        9,400               479,400
----------------------------------------------------------------------------
                                                                    892,572

Shoes:  0.6%
----------------------------------------------------------------------------
Melville Corp.                                 17,300               531,975
Nike Inc.                                       9,500               661,438
Wolverine World Wide Inc.                       7,360               231,840
----------------------------------------------------------------------------
                                                                  1,425,253

Soaps, Cleaner and Cosmetics:  0.6%
----------------------------------------------------------------------------
Avon Products Inc.                             12,800              $964,800
Colgate-Palmolive Co.                           7,550               530,388
----------------------------------------------------------------------------
                                                                  1,495,188

Steel:  0.1%
----------------------------------------------------------------------------
Bekaert SA (Belgium)                              263               216,709
Nisshin Steel Co. (Japan)                      18,000                72,697
----------------------------------------------------------------------------
                                                                    289,406

Telecommunications:  3.8%
----------------------------------------------------------------------------
3Com Corp.*                                    12,700               592,931
American Telephone & Telegraph Co.              9,350               605,413
Bell Atlantic Corp.                            25,050             1,675,219
CAI Wireless Systems Inc.*                      6,100                58,331
Cellular Communications International*              1                    42
Centennial Cellular Corp.*                      3,100                53,475
Century Communications Corp.*                   4,831                38,648
Colonial Data Technologies*                     3,850                78,925
Comnet Cellular Inc.*                           2,165                62,785
EZ Communications Inc.*                         4,700                82,838
GTE Corp.                                      19,300               849,200
MCI Communications Corp.                       34,900               913,944
Midcom Communications Inc.*                     1,875                33,281
Nippon Telephone & Telegraph CP (Japan)            23               186,005
Nynex Corp.                                    16,867               910,818
Pacific Telesis Group                           9,400               316,075
SBC Communications Inc.                        29,450             1,693,375
Sprint Corp.                                   14,000               558,250
Tele Communications Inc. New*                  14,975               401,517
Vodafone Group (UK)                            75,860               272,149
Wireless One Inc.*                                900                15,188
----------------------------------------------------------------------------
                                                                  9,398,409

Textiles-Apparel Manufacturing:  0.2%
----------------------------------------------------------------------------
Nautica Enterprises Inc.*                       4,105               178,054
St. John Knits Inc.                             4,000               212,500
----------------------------------------------------------------------------
                                                                    390,554

Transportation:  0.1%
----------------------------------------------------------------------------
Expeditores International of Washington Inc.    3,825                99,928
Fritz Companies Inc.*                           2,780               115,718
----------------------------------------------------------------------------
                                                                    215,646

Trucking Companies:  0.3%
----------------------------------------------------------------------------
Ryder System Inc.*                             29,500               730,125
----------------------------------------------------------------------------
Total Common Stocks:  59.3%
(Cost $122,171,383)                                             147,415,022
----------------------------------------------------------------------------

Preferred Stocks:

----------------------------------------------------------------------------
Case Equipment Inc.                             5,275               597,394
Citicorp                                        1,450               266,075
----------------------------------------------------------------------------
Total Preferred Stocks:  0.3%
(Cost $613,009)                                                     863,469
----------------------------------------------------------------------------

                                              Par
Options Purchased:                           Amount
                                          -----------
U.S. Dollar call/German Mark put
 Put Expiring 2/1/96, strike price 1.49       $34,320                10,560
----------------------------------------------------------------------------
 Total Options Purchased:  0.0%
(Cost $34,320)                                                       10,560
----------------------------------------------------------------------------
                                           Maturity
Repurchase Agreement:                       Amount
                                          -----------
Shearson Lehman repurchase agreement,
dated 12/29/95, 6.55%, maturing 1/2/96
collateralized by U.S. Treasury Bond
8.125%, 8/15/19                           $31,954,043            31,925,000
----------------------------------------------------------------------------
Total Repurchase Agreement:  12.8%
(Cost $31,925,000)                                               31,925,000
----------------------------------------------------------------------------

                                                                     Market
                                                                     Value
                                                                 -------------

Total Investments:  103.8%
(Cost $230,237,202)                                              $258,343,230
------------------------------------------------------------------------------
                                                 Par
                                                Amount
Securities Sold Short:                        ----------

GNMA
  1.0%, 1/1/99                                $1,120,000           (1,110,894)
------------------------------------------------------------------------------

Total Securities Sold Short:  (0.4%)
(Proceeds $1,124,023)                                              (1,110,894)
------------------------------------------------------------------------------

Other Assets Under Liabilities:  (3.4%)                            (8,460,074)
------------------------------------------------------------------------------

Net Assets:  100%
(equivalent to 13.391 per share based
 on 18,577,701 shares issued and
 outstanding)                                                    $248,772,262
==============================================================================

Lincoln National Growth and Income
  Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                                Number               Market
                                              of Shares              Value
Common Stocks:                                ----------         -------------

Aerospace:  1.4%
------------------------------------------------------------------------------
McDonnell Douglas Corp.                          270,900          $24,922,800
------------------------------------------------------------------------------

Air Transportation:  0.6%
------------------------------------------------------------------------------
AMR Corp.*                                       154,900           11,501,325
------------------------------------------------------------------------------

Banking and Insurance:  10.6%
------------------------------------------------------------------------------
AllState Corp.                                   480,049           19,742,015
American General Corp.                           584,000           20,367,000
Bank of Boston Corp.                             521,500           24,119,375
Bank of New York Inc.                            502,500           24,496,875
Chemical Banking Corp.                           458,800           26,954,500
Cigna Corp.                                      248,800           25,688,600
First Chicago NBD Corp.                          615,943           24,329,749
NationsBank Corp.                                227,500           15,839,687
Transamerica Corp.                               104,300            7,600,863
Transport Holdings Inc.*                              77                3,138
Travelers Inc.                                    83,500            5,250,062
------------------------------------------------------------------------------
                                                                  194,391,864
Broadcasting:  1.3%
------------------------------------------------------------------------------
Capital Cities ABC Inc.                           82,400           10,166,100
King World Productions Inc.*                     328,900           12,785,988
------------------------------------------------------------------------------
                                                                   22,952,088

Building Materials:  0.7%
------------------------------------------------------------------------------
Dover Corp.                                      334,200           12,323,625
------------------------------------------------------------------------------

Building and Construction:  0.4%
------------------------------------------------------------------------------
Armstrong World Industries Inc.                  114,900            7,123,800
------------------------------------------------------------------------------

Chemicals:  3.1%
------------------------------------------------------------------------------
Dow Chemical Co.                                 147,600           10,387,350
Du Pont E I De Nemours & Co.                     248,300           17,349,962
Eastman Chemical Co.                              82,900            5,191,613
Olin Corp.                                       171,400           12,726,450
Union Carbide Corp.                              274,700           10,301,250
------------------------------------------------------------------------------
                                                                   55,956,625

Consumer Products and Services:  5.7%
------------------------------------------------------------------------------
American Brands Inc.                             133,500            5,957,437
Black & Decker Corp.                             323,000           11,385,750
Omnicom Group Inc.                               232,800            8,671,800
Philip Morris Co. Inc.                           583,000           52,761,500
Procter & Gamble Co.                             320,700           26,618,100
------------------------------------------------------------------------------
                                                                  105,394,587

Drug and Hospital Supplies:  8.3%
------------------------------------------------------------------------------
Baxter International Inc.                        637,500           26,695,313
Bristol Myers Squibb Co.                         488,300           41,932,762
Lilly (Eli) & Co.                                260,000           14,625,000
Merck & Co. Inc.                                 150,800            9,915,100
Pharmacia & Upjohn Inc.*                         719,490           27,880,237
Schering-Plough Corp.                            578,900           31,694,775
------------------------------------------------------------------------------
                                                                  152,743,187

Electrical and Electronics:  7.7%
------------------------------------------------------------------------------
Alliance Semiconductor Corp.*                    296,100            3,442,163
Applied Materials Inc.*                          565,400           22,262,625
Arrow Electrics Inc.*                            115,200            4,968,000
Avnet Inc.                                       239,400           10,713,150
General Electric Co.                             563,500           40,572,000
Harris Corp.                                     306,300           16,731,637
Mentor Graphics Corp. *                          411,200            7,504,400
Read Rite Corp.*                                 638,700           14,849,775
Texas Instruments Inc.                           100,100            5,180,175
Teradyne Inc.*                                   568,000           14,200,000
------------------------------------------------------------------------------
                                                                  140,423,925

Entertainment:  2.1%
------------------------------------------------------------------------------
Bally Entertainment Corp.*                       555,500            7,777,000
Mattel Inc.                                      252,031            7,749,953
Mirage Resorts Inc.*                             678,400           23,404,800
------------------------------------------------------------------------------
                                                                   38,931,753

Finance:  0.9%
------------------------------------------------------------------------------
Household International Inc.                     270,700           16,005,137
------------------------------------------------------------------------------

Food and Beverage:  6.9%
------------------------------------------------------------------------------
Campbell Soup Co.                                 70,300            4,218,000
Coca Cola Co.                                    329,700           24,480,225
ConAgra Inc.                                     331,900           13,690,875
CPC International Inc.                           146,100           10,026,112
Heinz H.J. Co.                                   407,150           13,486,844
IBP Inc.                                         355,300           17,942,650
RJR Nabisco Holding Corp.                        318,920            9,846,655
Safeway Inc.*                                    515,900           26,568,850
Universal Foods Corp.                            142,600            5,721,825
------------------------------------------------------------------------------
                                                                  125,982,036

Industrial:  0.5%
------------------------------------------------------------------------------
TRW Inc.                                         126,100            9,772,750
------------------------------------------------------------------------------

Machinery and Engineering:  1.2%
------------------------------------------------------------------------------
Novellus Systems Inc.*                           394,300           21,292,200
------------------------------------------------------------------------------

Metals and Mining:  2.2%
------------------------------------------------------------------------------
Cyprus Amax Minerals Co.                         413,200           10,794,850
Parker Hannifin Corp.                            261,950            8,971,787
Phelps Dodge Corp.                               336,800           20,965,800
------------------------------------------------------------------------------
                                                                   40,732,437

Motor Vehicles and Equipment:  2.6%
------------------------------------------------------------------------------
Eaton Corp.                                      373,100           20,007,488
Ford Motor Co.                                   405,400           11,756,600
Goodrich BF Co.                                  139,400            9,496,625
Navistar International Corp.*                    679,900            7,138,950
------------------------------------------------------------------------------
                                                                   48,399,663

                                                      Number          Market
                                                    of Shares         Value
                                                   ------------      --------
Office and Business Equipment and Services:  7.0%
--------------------------------------------------------------------------------
Adaptec Inc.*                                         200,400        $8,216,400
Cadence Design Systems Inc.*                          494,250        20,758,500
Cisco Systems Inc.*                                   150,300        11,216,138
Computer Associates International Inc.                 95,300         5,420,187
Dell Computer Corp.*                                  626,200        21,682,175
Digital Equipment Corp.*                               73,600         4,719,600
Manpower Inc.                                         213,100         5,993,437
Micron Technology Inc.                                118,100         4,679,713
Reynolds & Reynolds Co.                               209,200         8,132,650
Seagate Technology*                                   230,300        10,939,250
Sun Microsystems Inc.*                                568,200        25,924,125
--------------------------------------------------------------------------------
                                                                    127,682,175

Paper: 1.8%
--------------------------------------------------------------------------------
Bowater Inc.                                          546,800        19,411,400
Stone Container Corp.                                 465,500         6,691,562
Union Camp Corp.                                      151,600         7,219,950
--------------------------------------------------------------------------------
                                                                     33,322,912

Petroleum and Petroleum Related:  9.1%
--------------------------------------------------------------------------------
Amoco Corp.                                           288,900        20,764,687
Atlantic Richfield Co.                                 92,900        10,288,675
Exxon Corp.                                           574,400        46,023,800
Halliburton Co.                                       277,800        14,063,625
Lyondell Petrochemical Co.                            588,300        13,457,363
Mobil Corp.                                           123,200        13,798,400
Occidental Petroleum Corp.                            195,000         4,168,125
Royal Dutch Petroleum Co.                             147,600        20,830,050
Williams Companies Inc.                               537,500        23,582,812
--------------------------------------------------------------------------------
                                                                    166,977,537

Printing and Publishing:  0.5%
--------------------------------------------------------------------------------
New York Times Co.                                    321,800         9,533,325
--------------------------------------------------------------------------------

Public Utilities:  4.4%
--------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                          150,900         4,300,650
Consolidated Edison Co.                               679,900        21,756,800
General Public Utilities Corp.                        272,450         9,263,300
New York State Electric & Gas Corp.*                  331,300         8,572,388
Northeast Utilities                                   388,000         9,457,500
SCE Corp.                                             203,700         3,615,675
Unicom Corp.                                          730,900        23,936,975
--------------------------------------------------------------------------------
                                                                     80,903,288

Railroads:  0.2%
--------------------------------------------------------------------------------
Conrail Inc.                                           44,200         3,094,000
--------------------------------------------------------------------------------

Retail:  3.6%
--------------------------------------------------------------------------------
Eckerd Corp.*                                         115,300         5,145,263
Jostens Inc.                                           56,100         1,360,425
Kroger Co.*                                           611,600        22,935,000
Pier 1 Imports Inc.                                   416,700         4,739,962
Sears, Roebuck & Co.                                  228,200         8,899,800
Staples Inc.*                                         773,800        18,861,375
Waban Inc.*                                           252,500         4,734,375
--------------------------------------------------------------------------------
                                                                     66,676,200

Securities Dealers:  1.5%
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                              807,100        16,041,113
Dean Witter Discover & Co.                            261,800        12,304,600
--------------------------------------------------------------------------------
                                                                     28,345,713

Shoes:  0.7%
--------------------------------------------------------------------------------
Nike Inc.                                             178,600        12,435,025
--------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics:  1.9%
--------------------------------------------------------------------------------
Clorox Co.                                            220,000        15,757,500
Colgate-Palmolive Co.                                 264,900        18,609,225
--------------------------------------------------------------------------------
                                                                     34,366,725

Telecommunications:  9.2%
--------------------------------------------------------------------------------
American Telephone & Telegraph Co.                    345,200        22,351,700
Ameritech Corp.                                       607,500        35,842,500
Bellsouth Corp.                                       573,600        24,951,600
Comsat Corp.                                          281,600         5,244,800
GTE Corp.                                             738,000        32,472,000
Pacific Telesis Group                                 821,000        27,606,125
SBC Communications Inc.                               135,800         7,808,500
Sprint Corp.                                          333,500        13,298,313
--------------------------------------------------------------------------------
                                                                    169,575,538

Transportation: 0.9%
--------------------------------------------------------------------------------
Illinois Central Corp.                                311,300        11,946,138
PHH Corp.                                              92,700         4,333,725
--------------------------------------------------------------------------------
                                                                     16,279,863

Total Common Stocks:  97.0%
(Cost  $1,404,390,388)                                            1,778,042,103
--------------------------------------------------------------------------------

                                                      Par
Money Market Instruments:                            Amount
                                                   ----------
AT&T Corp.
  5.65%, 1/17/96                                   $5,000,000         4,984,306
U.S. Treasury Bill
  0.0%, 5/2/96                                      4,500,000         4,229,957
Avco Financial Services
  5.66%, 2/13/96                                    2,500,000         2,464,232
Bell Atlantic Financial Services
  5.77%, 1/17/96                                    7,600,000         7,556,148
Commercial Credit Co.
  5.81%, 1/8/96                                     3,300,000         3,289,348
ITT-Hartford Group, Inc.
  5.8%, 1/18/96                                     6,300,000         6,276,655
  5.65%, 1/19/96                                    5,900,000         5,880,555
PHH Corp.
  5.85%, 1/10/96                                    3,725,000         3,717,131
  5.75%, 1/19/96                                    6,300,000         6,250,694
Smith Barney
  5.8%, 1/3/96                                      4,200,000         4,185,790
  5.9%, 1/3/96                                      5,600,000         5,593,521
Sony Captial Corp.
  6.05%, 1/5/96                                     1,400,000         1,398,118
Sumitomo Corp. Of America
  5.75%, 1/4/96                                    12,700,000        12,664,736
  5.75%, 1/5/96                                     5,800,000         5,785,178
  5.8%, 1/22/96                                     5,275,000         5,253,753
Temple-Inland Inc.
  5.9%, 1/17/96                                     5,000,000         4,983,611
UBS Finance Inc.
  5.75%, 1/2/96                                     6,800,000         6,786,967
--------------------------------------------------------------------------------

Total Money Market Instruments:  5.0%
(Cost  $91,300,700)                                                  91,300,700
--------------------------------------------------------------------------------

Total Investments:  102.0%
(Cost $1,495,691,088)                                             1,869,342,803
--------------------------------------------------------------------------------

Other Assets Under Liabilities  (2.0%)                              (35,892,346)
--------------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $29.756 per share
based on 61,615,296 shares
issued and outstanding)                                          $1,833,450,457
================================================================================

Lincoln National International
  Fund, Inc.


Statement of Net Assets
December 31, 1995

Investments
                                           Number       Market
Common Stocks:                           of Shares      Value
                                        -----------   ----------
Argentina:  0.5%
----------------------------------------------------------------
Argentinian Investment Co.*               100,200     $1,904,802
----------------------------------------------------------------

Australia:  1.9%
----------------------------------------------------------------
Broken Hill Proprietary Co. LTD             4,212         59,483
News Corp.                                400,000      2,134,681
Western Mining CP                         350,000      2,247,659
Woodside Petroleum                        465,000      2,377,880
----------------------------------------------------------------
                                                       6,819,703

Brazil:  0.9%
----------------------------------------------------------------
Brazilian Investment Co.*                 109,000      3,332,130
----------------------------------------------------------------

Chile:  1.0%
----------------------------------------------------------------
Chile Fund Inc.                           143,800      3,720,825
----------------------------------------------------------------

China:  0.7%
----------------------------------------------------------------
China North Industries*                 2,850,000      2,565,000
----------------------------------------------------------------

Finland:  0.7%
----------------------------------------------------------------
Nokia A                                    66,400      2,610,566
----------------------------------------------------------------

France:  5.5%
----------------------------------------------------------------
AXA                                        63,800      4,299,367
BIC                                        37,100      3,772,881
Carrefour                                   7,100      4,307,556
Ecco                                       24,050      3,639,177
TF1                                        35,200      3,773,739
----------------------------------------------------------------
                                                      19,792,720

Germany:  5.1%
----------------------------------------------------------------
Gehe AG                                     7,560      3,847,194
Mannesmann AG                              11,800      3,756,751
SAP AG*                                    21,750      3,290,171
Veba AG                                    92,600      3,931,223
Viag                                        8,760      3,511,327
----------------------------------------------------------------
                                                      18,336,667

Hong Kong:  4.8%
----------------------------------------------------------------
First Pacific Co.                       1,814,000      2,017,511
Guoco Group                               560,000      2,701,326
HSBC Holdings PLC                         200,000      3,026,188
Hutchison Whampoa LTD                     570,000      3,471,969
Peregrine Investment Holdings           2,000,000      2,586,485
Swire Pacific                             364,000      2,824,442
Television Broadcast                      200,000        712,576
----------------------------------------------------------------
                                                      17,340,498

India:  0.7%
----------------------------------------------------------------
India Magnum Fund*                         56,250      2,475,000
----------------------------------------------------------------

Ireland:  1.0%
----------------------------------------------------------------
Elan Corp. PLC*                            42,500      2,061,250
Waterford Wedgewood                     1,530,000      1,469,741
----------------------------------------------------------------
                                                       3,530,991

Italy:  1.1%
----------------------------------------------------------------
Telecom Italia Mobile*                  2,220,000      3,907,060
----------------------------------------------------------------

Japan:  33.3%
----------------------------------------------------------------
Acom Co.                                   51,700      2,163,137
Amway Japan LTD                            79,200      3,344,426
Asahi Bank                                240,000      3,021,792
Bridgestone Corp.                         182,000      2,890,847
Canon Inc.                                247,000      4,473,511
Daiwa Securities                          208,000      3,182,954
DDI Corp.                                     191      1,479,903
Hitachi LTD                               284,000      2,860,630
Hitachi Zosen Corp.                       659,000      3,414,673
Honda Motor Co.                           170,000      3,507,022
Kato Denki Co.                            114,000      2,959,031
Keyence Corp.                              26,500      3,054,237
Kinden Corp.                              169,000      2,880,775
Kuraray Co.                               147,000      1,608,814
Kyocera Corp.                              20,000      1,485,714
Matsushita Electric Works                 247,000      2,607,554
Mitsubishi Bank                           123,000      2,894,818
Mitsubishi Heavy Industries               242,000      1,928,969
Mitsubishi Trust & Banking                171,000      2,848,620
Murata Manufacturing Co.                   75,000      2,760,291
NEC Corp.                                 213,000      2,599,322
Nichiei Co.                                44,000      3,281,356
Nintendo Co.                               44,300      3,368,087
Nippon Steel Corp.                        770,000      2,640,000
Nippon Telephone & Telegraph CP               351      2,838,596
Nippon TV Network                          11,200      2,993,898
Nishimatsu Construction                   237,000      2,777,433
NKK Corp.*                              1,000,000      2,692,494
Omron Corp.                               135,000      3,111,864
Ricoh Co.                                 271,000      2,965,908
Rohm Co.                                   40,000      2,258,596
Sankyo Co.                                 65,600      3,049,685
Sanwa Bank                                132,000      2,684,746
Sanyo Shinpan Financial                    25,700      2,115,739
Secom Co.                                  44,000      3,059,758
Sekisui House                             220,000      2,812,591
Seven Eleven Japan                         37,000      2,608,814
Shin Etsu Chemical Co.                    147,000      3,046,780
Sumitomo Bank                             130,000      2,757,385
Tokyo Electron                             78,000      3,021,792
Tostem Corp.                               82,000      2,724,068
Yamanouchi Pharmacy                        66,000      1,419,080
Yamato Transport                          255,000      3,037,772
----------------------------------------------------------------
                                                     119,233,482

Malaysia:  2.5%
----------------------------------------------------------------
Hong Leong Credit                         439,000      2,177,974
Hong Leong Properties BHD               1,500,000      1,559,239
Multi Purpose Holdings                  1,600,000      2,343,584
Renonga BHD                             1,841,000      2,725,582
----------------------------------------------------------------
                                                       8,806,379

Netherlands:  8.4%
----------------------------------------------------------------
Aegon NV                                  127,025      5,620,225
Heineken Holding                           23,275      3,814,623
IHC Caland NV                             123,300      4,149,187
ING Group                                  71,000      4,743,067
Polygram NV                                52,900      2,808,675
Randstad Holdings                         116,000      5,262,541
Wolters Kluwer NV                          38,400      3,632,529
----------------------------------------------------------------
                                                      30,030,847
New Zealand:  1.5%
----------------------------------------------------------------
Carter Holt Harvey                      1,185,000      2,556,551
Telecom Corp. Of New Zealand              666,000      2,873,692
----------------------------------------------------------------
                                                       5,430,243
Norway:  0.8%
----------------------------------------------------------------
Saga Petroleum                            225,600      3,009,615
----------------------------------------------------------------

Singapore:  1.9%
----------------------------------------------------------------
Keppel Corp.                              307,000      2,734,677
Overseas Chinese Banking Corp.            311,500      3,897,879
----------------------------------------------------------------
                                                       6,632,556

                                                   Number              Market
                                                  of Shares             Value
                                                  ---------           ----------
Spain:  2.2%
--------------------------------------------------------------------------------
Centros Com Pryca                                  186,800            $3,919,258
Corporacion Mapfre                                  69,000             3,862,407
--------------------------------------------------------------------------------
                                                                       7,781,665
South Korea:  1.3%
--------------------------------------------------------------------------------
Korea International Investment Fund III*            14,286             1,783,036
Korea International Investment Fund IV*             27,650             2,889,425
--------------------------------------------------------------------------------
                                                                       4,672,461
Sweden:  5.4%
--------------------------------------------------------------------------------
Astra AB                                           107,490             4,290,081
Autoliv AB                                          66,800             3,903,550
Ericsson (LM) Tel                                  159,400             3,120,924
Skandia Foersaekrings                              173,800             4,698,571
Volvo AB                                           165,500             3,389,912
--------------------------------------------------------------------------------
                                                                      19,403,038
Switzerland:  5.0%
--------------------------------------------------------------------------------
BBC Brown Boveri                                     3,500             4,065,886
Roche Holdings AG - Warrants                           590             4,667,317
Sandoz AG                                            5,965             5,460,806
SCHW Ruckversicher                                   3,110             3,618,223
--------------------------------------------------------------------------------
                                                                      17,812,232
United Kingdom: 9.7%
--------------------------------------------------------------------------------
Abbey National                                     363,800             3,593,365
British Airport Authority                          142,215             1,075,612
British Petroleum                                  476,400             3,976,782
Carlton Communications PLC                         225,400             3,379,775
Powergen                                           425,000             3,511,414
Reed Elsevier International                        258,200             3,935,755
Reuters Holdings                                   377,000             3,451,491
Standard Chartered Bank                            600,000             5,106,383
Thorn EMI                                          108,335             2,551,484
Videotron*                                          86,000             1,101,875
Vodafone Group                                     847,000             3,038,624
--------------------------------------------------------------------------------
                                                                      34,722,561

Total Common Stocks:  95.9%
(Cost $306,535,621)                                                  343,871,042
--------------------------------------------------------------------------------

                                                  Maturity
Repurchase Agreement:                              Amount
                                                 ------------

State Street Bank and Trust Co. repurchase
agreement dated 12/29/95, 5.0%, maturing
on 1/2/96 collateralized by U.S. Treasury
Notes 8.0%, 8/15/99                             $5,359,719             5,356,000
--------------------------------------------------------------------------------

Total Repurchase Agreement:  1.5%
(Cost $5,356,000)                                                      5,356,000
--------------------------------------------------------------------------------

Total Investments: 97.4%
(Cost $311,891,621)                                                  349,227,042
--------------------------------------------------------------------------------

Other Assets Over Liabilities:  2.6%                                   9,163,561
--------------------------------------------------------------------------------

Net Assets: 100%
(Equivalent to $13.398 per share based
on 26,750,338 shares issued and
outstanding)                                                        $358,390,603
================================================================================

Lincoln National Managed Fund, Inc.


Statement of Net Assets
December 31, 1995

Investments
                                                   Par                 Market
Long-Term Debt Investments:                       Amount                Value
                                                ----------           ----------

U.S. Government and Agency Obligations:  21.2%
--------------------------------------------------------------------------------
FHLMC Pool
  7.3%, 12/15/12                                $2,994,978            $3,191,149
  8.5%, 1/1/17                                   1,222,426             1,270,236
FNMA
  7.56% Principal Strip, 12/20/01*               4,000,000             3,774,800
  7.6%, 7/25/05                                  1,682,028             1,711,363
  6.73%, 8/1/05                                  2,143,791             2,215,929
  7.0%, 10/1/05                                  2,994,533             3,016,992
  7.175%, 10/1/05                                3,994,881             4,275,641
  6.655%, 11/1/05                                  999,291             1,034,756
  6.66%, 12/1/05                                 2,000,000             2,066,120
  0.0% Debenture, 7/5/14*                        2,500,000               770,700
  7.15%, 10/1/15                                 2,989,283             3,032,209
  7.5%, 5/25/20                                  4,000,000             4,123,880
GNMA
  6.5%, 12/15/23                                 1,386,208             1,378,778
Tennessee Valley Authority Generic*
  0.0%, 11/1/00                                 11,500,000             8,772,200
U.S. Treasury Bonds
  8.0%, 11/15/21                                 6,500,000             8,135,140
U.S. Treasury Notes
  7.875%, 11/15/04                               6,000,000             6,948,720
  6.5%, 8/15/05                                  7,200,000             7,672,464
  7.375%, 5/15/96                                2,000,000             2,015,620
  8.875%, 2/15/96                                7,000,000             7,030,590
  6.0%, 6/30/96                                 13,000,000            13,048,750
  5.375%, 5/31/98                                5,000,000             5,015,600
U.S. Treasury Strip*
  9.875%, 5/15/08                               70,000,000            34,059,200
--------------------------------------------------------------------------------
                                                                     124,560,837

Collateralized Mortgage Obligations:  0.7%
--------------------------------------------------------------------------------
FLHMC
  8.0%, 4/15/16                                  2,075,507             2,121,687
Mid State Trust III
  7.625%, 4/1/22                                   321,520               331,323
Prudential Home Mortgage
  6.7%, 11/25/07                                 1,500,000             1,517,160
--------------------------------------------------------------------------------
                                                                       3,970,170

Indexed Securities:  0.6%
--------------------------------------------------------------------------------
Caterpillar Financial Services Corp.*
  4.25%, 1/8/96, coupon inversely
  indexed to 2 year Italian swap
  rate multiplied by 5.11.                       3,500,000             3,476,900
--------------------------------------------------------------------------------

Air Transportation:  0.9%
--------------------------------------------------------------------------------
American Airlines Equipment Trust
  10.18%, 1/2/13                                 1,500,000             1,881,855
Delta Air Lines Inc.
  8.25%, 12/27/07                                1,500,000             1,747,020
United Airline Inc. Equipment Trust
  9.35%, 4/7/16                                  1,500,000             1,718,145
--------------------------------------------------------------------------------
                                                                       5,347,020
Banking and Insurance:  4.2%
--------------------------------------------------------------------------------
Ahmanson HF & Co.
  8.25%, 10/1/02                                 2,000,000             2,205,740
Banc One Corp.
  9.875%, 3/1/09                                   500,000               647,965
Barclays Bank Services
  3.875%, 11/30/49                               2,000,000             1,715,000
Barnett Banks Inc. Note
  6.9%, 9/1/05                                   1,500,000             1,563,705
Chase Manhatten Corp.
  6.5% Subordinated Note, 1/15/09                3,000,000             3,003,750
First America Bank Corp.
  7.75% Subordinated Note, 7/1/04                2,000,000             2,186,860
First Union Corp.
  8.0%, 8/15/09                                  2,000,000             2,247,240
First USA Bank
  5.75%, 1/15/99                                 2,000,000             1,989,920
Fleet Financial Group
  7.25%, 9/1/99                                  1,000,000             1,046,880
National Westminster Bancorp
  3.69%, 7/30/49                                 3,000,000             2,512,500
National Westminster Bank PLC
  9.45% Debentures, 5/1/01                         500,000               577,820





                                                  Par                Market
                                                Amount                Value
                                              ----------           ----------
NationsBank Corp.
  8.125% Subordinated Debentures, 6/15/02     $1,000,000            $1,103,600
Travelers Group Inc.
  8.625%, 2/1/07                               3,000,000             3,534,090
Viacom Inc.
  8.75%, 5/15/01                                 500,000               511,250
-------------------------------------------------------------------------------
                                                                    24,846,320
Entertainment:   0.4%
-------------------------------------------------------------------------------
Time Warner Inc.
  8.875%, 10/1/12                                500,000               559,330
  9.125%, 1/15/13                              1,500,000             1,687,710
-------------------------------------------------------------------------------
                                                                     2,247,040
Finance:  3.8%
-------------------------------------------------------------------------------
Aristar Finance
  7.5% Senior Subordinated Note, 7/1/99        1,500,000             1,579,170
Avco Financial Services Inc.
  7.25%, 7/15/99                               1,000,000             1,047,760
Chrysler Financial Corp.
  9.5%, 12/15/99                               1,500,000             1,684,935
Discover Credit Corp.
  8.73% Med. Term Note, 8/15/96                  500,000               509,805
Dow Capital B V
  9.0%, 5/15/10                                3,000,000             3,636,030
Ford Motor Credit Co.
  7.95% Med. Term Notes, 5/17/99               2,000,000             2,131,580
General Electric Capital Corp.
  8.3%, 9/20/09                                3,000,000             3,613,050
General Motors Acceptance Corp.
  7.85%, 11/15/97                              1,500,000             1,558,650
  8.875%, 6/1/10                               1,500,000             1,826,670
Household Finance Corp.
  9.625% Senior Subordinated Note, 7/15/00       875,000               999,749
International Lease Finance Co.
  8.25%, 1/15/00                               2,000,000             2,167,860
Salomon Inc.
  7.25%, 1/15/00                               1,000,000             1,022,350
Spiegel Charge Account Trust 2
  6.95%, 12/17/01                                500,000               510,265
-------------------------------------------------------------------------------
                                                                    22,287,874
Financial Services:  0.4%
-------------------------------------------------------------------------------
B.A.T. Capital Corp. Euro Bd (UK)
  6.5%, 11/24/03                               2,500,000             2,514,063
-------------------------------------------------------------------------------

Food and Beverage:  0.7%
-------------------------------------------------------------------------------
Coca Cola Enterprises Inc.
  8.0%, 1/4/05                                 3,000,000             3,419,310
Nabisco Inc.
  7.55%, 6/15/15                                 750,000               786,090
-------------------------------------------------------------------------------
                                                                     4,205,400
Foreign Government:  0.9%
-------------------------------------------------------------------------------
Hydro-Quebec
  7.2%, Med. Term Note 10/5/09                 3,000,000             3,475,560
Manitoba (Province of)
  7.75%, 7/7/16                                1,500,000             1,688,970
-------------------------------------------------------------------------------
                                                                     5,164,530
Machinery and Engineering:  0.4%
-------------------------------------------------------------------------------
Deere & Co. Capital Corp.
  8.625%, 8/1/19                               2,000,000             2,401,440
-------------------------------------------------------------------------------

Metals and Mining:  1.2%
-------------------------------------------------------------------------------
Cyprus Amax Minerals Co. Note
  7.375%, 5/15/07                              2,500,000             2,670,325
Inco LTD Deb
  9.6%, 6/15/22                                1,300,000             1,499,810
Newmont Gold Co.
  8.91%, 1/5/09                                  750,000               833,767
Noranda Inc.
  8.125%, 6/15/04                              2,000,000             2,220,380
-------------------------------------------------------------------------------
                                                                     7,224,282
Miscellaneous:  0.1%
-------------------------------------------------------------------------------
Xerox Corp. - Euronote
  8.375%, 9/25/96                                500,000               505,745
-------------------------------------------------------------------------------

Paper:  0.8%
-------------------------------------------------------------------------------
Champion International Corp.
  7.7%, 12/15/99                               1,500,000             1,593,030
Westvaco Corp.
  8.3%, 8/1/22                                 2,500,000             2,792,550
-------------------------------------------------------------------------------
                                                                     4,385,580

Petroleum and Petroleum Related:  0.9%
-------------------------------------------------------------------------------
Enron Corp.
  9.5%, 6/15/01                                1,000,000             1,160,760
Noble Affiliates Inc.
  7.25%, 10/15/23                                600,000               611,418
Occidental Petroleum Corp.
  11.75%, 3/15/11                              2,000,000             2,113,360
Petro Canada - Debentures
  8.6%, 10/15/01                               1,500,000             1,670,895
-------------------------------------------------------------------------------
                                                                     5,556,433
Public Utilities:  5.6%
-------------------------------------------------------------------------------
Baltimore Gas & Electric Co.
  8.92% Med. Term Note, 7/16/98                1,000,000             1,073,820
Carolina Power & Light Co.
  9.0%, 4/1/22                                   500,000               534,625
Central Maine Power Co.
  6.5% Med. Term Note, 7/22/97                 1,500,000             1,506,765
Commonwealth Edison Co.
  9.375%, 2/15/00                                500,000               557,020
Detroit Edison Co.
  6.56% Med. Term Note,  5/1/01                2,000,000             2,042,980
Duquesne II Funding Corp.
  8.7%, 6/1/16                                 2,475,000             2,773,089
Great Lakes Power Inc.
  9.0%, 8/1/04                                 1,500,000             1,684,680
GTE Hawaiian Telephone Co. Inc.  Sr Db
  7.0%, 2/1/06                                 2,000,000             2,097,200
Gulf States Utilities Co.
  7.35%, 11/1/98                               1,500,000             1,553,205
Illinois Power Co.
  5.85% 1st Mortgage Bonds, 10/1/96              625,000               625,363
Long Island Lighting Co.
  9.625%, 7/1/24                                 500,000               529,995
National Rural Utilities Cooperative
  Finance Corp. 8.5%, 2/15/98                  1,000,000             1,055,810
Nevada Power Co.
  7.06%, 5/1/00                                1,500,000             1,553,235
Old Dominion Electric Co-op
  7.48%, 12/1/13                               1,500,000             1,642,020
Pacificorp
  9.15% Med. Term Note, 8/9/11                 1,500,000             1,872,405
Pennsylvania Power & Light
  7.7%, 10/1/09                                3,000,000             3,378,990
Public Service Co. of Colorado
  6.375%, 11/1/05                              1,500,000             1,487,370
PSI Energry, Inc.
  8.57% Med. Term Note, 12/27/11                 500,000               579,570
Texas Gas Transmission Corp.
  8.625%, 4/4/04                               2,000,000             2,302,580
Texas Utilities Electric Co.
  7.375%, 8/1/01                               1,500,000             1,588,770
Utilicorp United Inc.
  10.5%, 12/1/20                               1,000,000             1,209,270
Washington Water Power Co.
  8.01% Med. Term Note, 12/17/01               1,000,000             1,099,270
-------------------------------------------------------------------------------
                                                                    32,748,032
Railroads:  0.3%
-------------------------------------------------------------------------------
Burlington Northern RR
  6.94%, 1/2/14                                  500,000               524,930
Chicago & Northwestern Holdings Corp.
  6.25%, 7/30/12                               1,460,551             1,464,143
-------------------------------------------------------------------------------
                                                                     1,989,073

                                                Par                  Market
                                               Amount                 Value
                                              ----------            ----------
Retail:  0.5%
-------------------------------------------------------------------------------
Sears, Roebuck & Co.
  9.05%, 2/6/12                               $2,500,000            $3,039,450
-------------------------------------------------------------------------------


Securities Dealers:  0.7%
-------------------------------------------------------------------------------
Lehman Brothers Holding Co. Sr Note
  8.875%, 3/1/02                               1,000,000             1,117,000
Smith Barney Holdings
  7.875%, 10/1/99                              3,000,000             3,196,170
-------------------------------------------------------------------------------
                                                                     4,313,170

Telecommunications:  0.6%
-------------------------------------------------------------------------------
NYNEX Cap Funding
  7.63% Med. Term Note, 10/15/09               3,000,000             3,465,450
-------------------------------------------------------------------------------


Transportation:  0.4%
-------------------------------------------------------------------------------
Federal Express Corp. Note
  9.65%, 6/15/12                               2,000,000             2,534,120
-------------------------------------------------------------------------------

Total Long-Term Debt Investments:  45.3%
(Cost $253,283,367)                                                266,782,929
-------------------------------------------------------------------------------

                                                Number
Common Stocks:                                of Shares
                                              ----------

Aerospace:  1.0%
-------------------------------------------------------------------------------
McDonnell Douglas Corp.                           44,600             4,103,200
Parker Hannifin Corp.                             51,550             1,765,588
-------------------------------------------------------------------------------
                                                                     5,868,788

Air Transportation:  0.4%
-------------------------------------------------------------------------------
America West Airlines Inc. CL B*                  24,700               419,900
AMR Corp.*                                        15,900             1,180,575
Continental Airlines Holdings Inc.*               11,400               495,900
Mesa Airlines Inc.*                               52,500               472,500
-------------------------------------------------------------------------------
                                                                     2,568,875

Banking and Insurance:  5.5%
-------------------------------------------------------------------------------
AllState Corp.                                    88,810             3,652,311
American Bankers Ins. Group Inc.                  12,000               468,000
American General Corp.                            97,900             3,414,263
Bank of Boston Corp.                              78,200             3,616,750
Bank of New York Inc.                             69,400             3,383,250
Banknorth Group Inc.*                             13,200               508,200
Chemical Banking Corp.                            63,100             3,707,125
Cigna Corp.                                       33,900             3,500,175
Deposit Guaranty Corp.                             9,800               436,100
First Chicago NBD Corp.                           96,835             3,824,983
HCC Insurance Holdings Inc.*                      14,100               521,700
MAIC Holdings Inc.*                               13,400               455,600
NationsBank Corp.                                 33,500             2,332,437
Onebancorp Inc.                                   15,100               503,962
Provident Bancorp*                                10,500               493,500
Transamerica Corp.                                17,500             1,275,313
Transport Holdings Inc.*                              13                   530
Travelers Group Inc.                               2,700               169,762
United Carolina Bancshares Inc.*                  11,900               401,625
-------------------------------------------------------------------------------
                                                                    32,665,586

Broadcasting:  0.5%
-------------------------------------------------------------------------------
Heritage Media Corp.*                             17,100               438,187
King World Productions Inc.*                      54,200             2,107,025
Renaissance Communication Corp.*                  23,400               517,725
-------------------------------------------------------------------------------
                                                                     3,062,937

Building Materials:  0.2%
-------------------------------------------------------------------------------
Dover Corp.                                       34,300             1,264,812
-------------------------------------------------------------------------------


Building and Construction:  0.6%
-------------------------------------------------------------------------------
Armstrong World Industries Inc.                   24,900             1,543,800
Halliburton Co.                                   38,800             1,964,250
-------------------------------------------------------------------------------
                                                                     3,508,050

Chemicals:  1.8%
-------------------------------------------------------------------------------
Albelmarle Corp.*                                 23,600               457,250
Bio Rad Laboratories Inc.*                        11,000               467,500
Dow Chemical Co.                                  35,500             2,498,312
Du Pont E I De Nemours & Co.                      20,900             1,460,388
Eastman Chemical Co.                              20,400             1,277,550
International Specialty Products*                 44,400               482,850
Learonal Inc.*                                    16,800               386,400
Mississippi Chemical Corp.*                       19,000               441,750
Olin Corp.                                        20,100             1,492,425
Somatogen Inc.*                                   22,300               420,912
Union Carbide Corp.                               34,600             1,297,500
-------------------------------------------------------------------------------
                                                                    10,682,837

Coal and Gas:  0.2%
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.*                  31,900               482,488
New Jersey Resources Corp.                        16,100               485,013
Zeigler Coal Holding Co.                          38,200               530,025
-------------------------------------------------------------------------------
                                                                     1,497,526

Consumer Products and Services:  3.0%
-------------------------------------------------------------------------------
American Brands Inc.                              17,800               794,325
Black & Decker Corp.                              26,300               927,075
Hughes Supply Inc.*                               17,000               480,250
Libbey Inc.                                       20,000               450,000
Nash Finch Co.                                    22,700               414,275
Omnicom Group Inc.                                18,000               670,500
Philip Morris Co. Inc.                            89,000             8,054,500
Procter & Gamble Co.                              69,400             5,760,200
-------------------------------------------------------------------------------
                                                                    17,551,125

Drug and Hospital Supplies:  4.4%
-------------------------------------------------------------------------------
Adac Laboratories                                 36,300               440,138
Baxter International Inc.                        101,800             4,262,875
Bristol Myers Squibb Co.                          68,300             5,865,262
Lilly (Eli) & Co.                                 75,000             4,218,750
Merck & Co. Inc.                                  11,700               769,275
Omnicare Inc.*                                    12,000               537,000
Pharmacia & Upjohn Inc.*                         106,045             4,109,244
Schering-Plough Corp.                             76,400             4,182,900
Sybron International Corp.*                       19,200               456,000
Target Therapeutics Inc.*                         13,600               581,400
Watson Pharmaceuticals Inc.*                       9,500               465,500
-------------------------------------------------------------------------------
                                                                    25,888,344

Electrical and Electronics:  4.1%
-------------------------------------------------------------------------------
Alliance Semiconductor Corp.*                     81,300               945,112
Applied Materials Inc.*                           69,700             2,744,438
Arrow Electrics Inc.*                             31,000             1,336,875
Auspex Systems Inc.*                              29,600               540,200
Electroglas Inc.*                                 20,100               492,450
FSI International Inc.*                           18,900               382,725
General Electric Co.                              92,200             6,638,400
Harris Corp.                                      44,600             2,436,275
Helix Technology Corp.*                           12,500               493,750
Kemet Corp. Class B*                              19,100               456,013
Mentor Graphics Corp.*                           101,100             1,845,075
Read Rite Corp.*                                  94,200             2,190,150
Rexel Inc.*                                       34,600               467,100
Sanmina Corp.*                                     8,800               456,500
Teradyne Inc.*                                    78,000             1,950,000
Texas Instruments Inc.                            12,000               621,000
Wyle Electronics                                  11,500               403,937
-------------------------------------------------------------------------------
                                                                    24,400,000

Entertainment:  1.0%
-------------------------------------------------------------------------------
Bally Entertainment Corp.*                        61,500               861,000
Grand Casinos Inc.*                               18,300               425,475
Mattel Inc.                                       33,512             1,030,494
Mirage Resorts Inc.*                              96,800             3,339,600
-------------------------------------------------------------------------------
                                                                     5,656,569

Finance:  0.7%
-------------------------------------------------------------------------------
Household International Inc.                      58,000             3,429,250
One Valley Bancorp West Virginia Inc.             14,000               437,500
-------------------------------------------------------------------------------
                                                                     3,866,750

                                               Number                 Market
                                              of Shares                Value
                                              ----------            ----------

Financial Services:  0.3%
-------------------------------------------------------------------------------
Dean Witter Discover & Co.                      21,800              $1,024,600
Interpool, Inc.                                 27,300                 487,988
Olympic Financial LTD*                          28,800                 468,000
-------------------------------------------------------------------------------
                                                                     1,980,588

Food and Beverage:  3.5%
-------------------------------------------------------------------------------
Campbell Soup Co.                               23,800               1,428,000
Coca Cola Co.                                   40,600               3,014,550
ConAgra Inc.                                    88,700               3,658,875
CPC International Inc.                          23,000               1,578,375
Heinz H.J. Co.                                  71,250               2,360,156
Hudson Foods Inc.                               28,000                 483,000
IBP Inc.                                        53,800               2,716,900
RJR Nabisco Holding Corp.                       38,480               1,188,070
Robert Mondavi Corp.*                           14,000                 386,750
Safeway Inc.*                                   52,400               2,698,600
Smithfield Foods Inc.*                          14,400                 457,200
WLR Foods Inc.                                  27,300                 450,450
-------------------------------------------------------------------------------
                                                                    20,420,926

Hospital and Health Care:  0.3%
-------------------------------------------------------------------------------
Healthcare Compare Corp.*                       29,300               1,274,550
Universal Health Services Inc.*                 11,000                 488,125
-------------------------------------------------------------------------------
                                                                     1,762,675

Hotels:  0.1%
-------------------------------------------------------------------------------
Marcus Corp.*                                   18,700                 511,912
-------------------------------------------------------------------------------


Industrial:  0.3%
-------------------------------------------------------------------------------
TRW Inc.                                        20,800               1,612,000
-------------------------------------------------------------------------------


Machinery and Engineering:  0.6%
-------------------------------------------------------------------------------
Barnes Group Inc.*                              12,000                 432,000
Graco Inc.                                      13,600                 414,800
Novellus Systems Inc.*                          54,200               2,926,800
-------------------------------------------------------------------------------
                                                                     3,773,600

Metals and Mining:  1.1%
-------------------------------------------------------------------------------
ASARCO Inc.                                     27,700                 886,400
Chaparral Steel Co.*                            30,100                 504,175
Cyprus Amax Minerals Co.                        15,600                 407,550
Intermet Corp.*                                 38,000                 399,000
Phelps Dodge Corp.                              50,000               3,112,500
Texas Industries Inc.*                           8,900                 471,700
Tredegar Industries Inc.                        14,400                 468,000
-------------------------------------------------------------------------------
                                                                     6,249,325

Miscellaneous:  0.3%
-------------------------------------------------------------------------------
Anthony Industries Inc.                         19,700                 453,100
CDW Computer Centers Inc.*                      11,500                 465,750
Medisense Inc.*                                 15,000                 474,375
Ultratech Stepper Inc.*                         17,100                 440,325
-------------------------------------------------------------------------------
                                                                     1,833,550

Motor Vehicles and Equipment:  1.6%
-------------------------------------------------------------------------------
Champion Enterprises Inc.*                      17,000                 524,875
Custom Chrome Inc.*                             19,100                 441,688
Dana Corp.                                      33,500                 979,875
Eaton Corp.                                     56,200               3,013,725
Ford Motor Co.                                  61,400               1,780,600
Goodrich BF Co.                                 26,500               1,805,313
Navistar International Corp.*                   68,700                 721,350
Wynns International Inc.*                       15,100                 447,337
-------------------------------------------------------------------------------
                                                                     9,714,763

Office and Business Equipment and Services:  4.0%
-------------------------------------------------------------------------------
Adaptec Inc.*                                   27,300               1,119,300
Applied Magnetics Corp.*                        28,800                 536,400
Avery Dennison Corp.                            32,700               1,639,088
Boole & Babbage Inc.*                           17,700                 433,650
Cadence Design Systems Inc.*                    59,150               2,484,300
Cisco Systems Inc.*                             23,900               1,783,537
Computer Associates International Inc.          18,150               1,032,281
Computervision Corp.*                           31,600                 485,850
Dell Computer Corp.*                            95,200               3,296,300
Gateway 2000 Inc.*                              19,000                 465,500
Health Management Systems Inc.*                 12,600                 491,400
Jack Henry & Associates*                        19,900                 492,525
Kronos Inc.*                                    10,300                 489,250
Medic Computer Systems Inc.*                     6,700                 405,350
Micron Technology Inc.                          20,800                 824,200
Moore Corp. LTD                                 16,600                 309,175
Optical Data Systems Inc.*                      15,800                 398,950
Reynolds & Reynolds Co.                         21,800                 847,475
Seagate Technology*                             45,900               2,180,250
Sun Microsystems Inc.*                          81,000               3,695,625
-------------------------------------------------------------------------------
                                                                    23,410,406

Paper:  0.6%
-------------------------------------------------------------------------------
Bowater Inc.                                    35,000               1,242,500
Caraustar Industries Inc.                       22,800                 456,000
Republic Group*                                 34,900                 488,600
Stone Container Corp.                           85,400               1,227,625
-------------------------------------------------------------------------------
                                                                     3,414,725

Petroleum and Petroleum Related:  4.3%
-------------------------------------------------------------------------------
Amoco Corp.                                     36,400               2,616,250
Atlantic Richfield Co.                          13,600               1,506,200
Exxon Corp.                                     88,900               7,123,113
Lyondell Petrochemical Co.                     123,600               2,827,350
Mitchell Energy & Development Corp.             25,500                 478,125
Mobil Corp.                                     41,500               4,648,000
Occidental Petroleum Corp.                      38,200                 816,525
Royal Dutch Petroleum Co.                       19,000               2,681,375
Sonat Offshore Drilling Inc.*                   11,000                 492,250
Valero Energy Corp. *                           17,500                 428,750
Varco International Inc.*                       38,700                 464,400
Williams Companies Inc.                         20,200                 886,275
Yankee Energy System Inc.                       18,800                 474,700
-------------------------------------------------------------------------------
                                                                    25,443,313

Plastics:  0.2%
-------------------------------------------------------------------------------
LCI International Inc.*                         26,000                 533,000
Safeskin Corp.*                                 26,800                 455,600
-------------------------------------------------------------------------------
                                                                       988,600

Printing and Publishing:  0.5%
-------------------------------------------------------------------------------
American Business Products Inc.*                19,300                 550,050
Bowne & Co. Inc.                                22,900                 458,000
New York Times Co.                              36,300               1,075,387
Pulitzer Publishing Co.*                         9,800                 467,950
Scientific Games Holdings Corp.*                13,300                 502,075
-------------------------------------------------------------------------------
                                                                     3,053,462

Public Utilities:  2.4%
-------------------------------------------------------------------------------
Consolidated Edison Co.                        102,800               3,289,600
General Public Utilities Corp.                  40,200               1,366,800
Green Mountain Power Corp.                      16,300                 452,325
Northeast Utilities                             93,600               2,281,500
Northwestern Public Service Co.*                16,800                 470,400
Ohio Edison Co.                                 24,200                 568,700
SCE Corp.                                      142,100               2,522,275
Southern California Water Co.*                  23,500                 475,875
TNP Enterprises Inc.                            23,900                 448,125
Tucson Electric Power Co.*                     150,000                 487,500
Unicom Corp.                                    51,100               1,673,525
-------------------------------------------------------------------------------
                                                                    14,036,625

Railroads:  0.1%
-------------------------------------------------------------------------------
Conrail Inc.                                     8,600                 602,000
-------------------------------------------------------------------------------


Restraurant:  0.1%
-------------------------------------------------------------------------------
Applebee's International Inc.                   18,100                 411,775
-------------------------------------------------------------------------------

Retail:  2.8%
-------------------------------------------------------------------------------
Carson Pirie Scott & Co.*                       22,600                 449,175
Caseys General Stores Inc.*                     23,200                 507,500
Claire's Stores Inc.                            21,000                 370,125


                                                 Number                Market
                                                of Shares               Value
                                                ----------           ----------

CompUSA Inc.*                                      15,500              $482,438
Eckerd Corp.*                                      21,900               977,288
Fabri Centers Of America*                          32,000               424,000
Jostens Inc.                                      129,500             3,140,375
Kroger Co.*                                        85,200             3,195,000
National Media Corp.*                              25,000               525,000
Pier 1 Imports Inc.                                60,000               682,500
Sears, Roebuck & Co.                               52,900             2,063,100
Staples Inc.*                                     104,700             2,552,062
Waban Inc.*                                        51,200               960,000
Zale Corp.*                                        27,000               435,375
--------------------------------------------------------------------------------
                                                                     16,763,938

Securities Dealers:  0.4%
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                           89,700             1,782,788
Raymond James Financial Inc.                       19,800               418,275
--------------------------------------------------------------------------------
                                                                      2,201,063

Shoes:  0.5%
--------------------------------------------------------------------------------
Nike Inc.                                          43,800             3,049,574
--------------------------------------------------------------------------------


Soaps, Cleaner and Cosmetics:  0.7%
--------------------------------------------------------------------------------
Clorox Co.                                         12,500               895,313
Colgate-Palmolive Co.                              43,500             3,055,875
--------------------------------------------------------------------------------
                                                                      3,951,188

Telecommunications:  4.2%
--------------------------------------------------------------------------------
American Telephone & Telegraph Co.                 56,100             3,632,475
Ameritech Corp.                                    89,800             5,298,200
Bellsouth Corp.                                    90,600             3,941,100
Cincinnati Bell Inc.                               54,500             1,893,874
Comnet Cellular Inc.*                              16,500               476,438
GTE Corp.                                          73,300             3,225,200
Pacific Telesis Group                             119,600             4,021,550
Sprint Corp.                                       64,700             2,579,913
--------------------------------------------------------------------------------
                                                                     25,068,750

Textiles-Apparel Manufacturing:  0.1%
--------------------------------------------------------------------------------
Pillowtex Corp.*                                   37,900               440,587
--------------------------------------------------------------------------------


Transportation:  0.6%
--------------------------------------------------------------------------------
Illinois Central Corp.                             65,700             2,521,238
PHH Corp.                                          21,300               995,775
--------------------------------------------------------------------------------
                                                                      3,517,013

Waste Management:  0.1%
--------------------------------------------------------------------------------
United Waste Systems Inc.*                         11,200               417,199
--------------------------------------------------------------------------------

Total Common Stocks:  53.1%
(Cost $250,080,875)                                                 313,111,756
--------------------------------------------------------------------------------

                                                  Par
Money Market Instruments:                        Amount
                                                ----------

ITT-Hartford Group Inc.
  5.8%, 1/15/96                                $9,700,000             9,684,372
UBS Finance Inc.
  5.75%, 1/2/96                                 9,000,000             8,982,750
  6.0%, 1/2/96                                  8,400,000             8,390,200
--------------------------------------------------------------------------------

Total Money Market Instruments:  4.6%
(Cost $27,057,322)                                                   27,057,322
--------------------------------------------------------------------------------

Total Investments:  103.0%
(Cost $530,421,564)                                                 606,952,007
--------------------------------------------------------------------------------

Other Assets Under Liabilities:  (3.0%)                             (17,787,406)
--------------------------------------------------------------------------------

Net Assets: 100.0%
(equivalent to $15.895 per share
based on 37,066,794 shares
issued and outstanding)                                            $589,164,601
================================================================================

Lincoln National Money Market Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                                   Par                 Market
Money Market Instruments:                         Amount                Value
                                                ----------           ----------

U.S. Government and Agency Obligations:  19.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank
  5.61%, 9/20/96                               $7,000,000            $6,994,171
Federal Home Loan Mortgage Corp.
  7.699%, 12/15/96                              1,500,000             1,530,465
FNMA
  7.07%, 11/18/96                               1,400,000             1,418,489
U.S. Treasury Bill
  6.61%, 2/8/96                                 5,000,000             4,665,828
--------------------------------------------------------------------------------
                                                                     14,608,953

Banking and Insurance:  21.2%
--------------------------------------------------------------------------------
Boatmen's Bank of Southern Missouri
  6.25%, 2/14/96                                4,100,000             4,099,912
Corporate Asset Funding Co.
  5.53%, 2/22/96                                1,200,000             1,188,387
First Bank of South Dakota Floater
  5.91% Med. Term Note, 5/6/96                  4,000,000             3,999,727
Metlife Funding Inc.
  5.67%, 2/2/96                                 3,000,000             2,972,122
Morgan Guaranty Trust Co. of NY
  6.0%, 10/11/96                                3,700,000             3,700,000
--------------------------------------------------------------------------------
                                                                     15,960,148

Chemicals:  4.1%
--------------------------------------------------------------------------------
Du Pont E I De Nemours & Co.
  5.673%, 1/25/96                               3,100,000             3,062,893
--------------------------------------------------------------------------------


Consumer Products and Services:  1.5%
--------------------------------------------------------------------------------
Kimberly Clark Corp.
  5.6%, 1/30/96                                 1,100,000             1,094,524
--------------------------------------------------------------------------------


Finance:  19.3%
--------------------------------------------------------------------------------
American Express Centurian Bank
  5.72%, 10/29/96                               3,800,000             3,799,417
Associates Corp. of North America
  5.853%, 1/2/96                                3,100,000             3,100,000
Avco Financial Services Inc.
  5.66%, 2/13/96                                3,700,000             3,647,063
Caterpillar Financial Services Corp.
  6.12% Med. Term Note, 7/25/96                 4,000,000             4,000,000
--------------------------------------------------------------------------------
                                                                     14,546,480

Machinery and Engineering:  4.5%
--------------------------------------------------------------------------------
Vermont American Corp.
  5.65%, 2/02/96                                3,435,000             3,411,819
--------------------------------------------------------------------------------


Motor Vehicles and Equipment:  8.6%
--------------------------------------------------------------------------------
Daimler-Benz North America Corp.
  5.7%, 2/2/96                                  3,500,000             3,465,088
Toyota Motor Credit Floater
  6.08%, 1/12/96                                3,000,000             3,000,000
--------------------------------------------------------------------------------
                                                                      6,465,088

Petroleum and Petroleum Related:  1.7%
--------------------------------------------------------------------------------
Exxon Imperial U.S. Inc.
  5.7%, 1/12/96                                 1,300,000             1,290,943
--------------------------------------------------------------------------------



                                                   Par                Market
                                                  Amount               Value
                                                ----------          ----------
Securities Dealers:  14.4%
--------------------------------------------------------------------------------
Dean Witter Discover & Co.
  5.7%, 2/7/96                                  $3,500,000           $3,463,979
Merrill Lynch & Co. Inc.
  5.8%, 1/11/96                                  3,700,000            3,679,136
Smith Barney Holdings
  5.76%, 1/9/96                                  3,700,000            3,680,464
--------------------------------------------------------------------------------
                                                                     10,823,579

Telecommunications:  4.9%
--------------------------------------------------------------------------------
Southwestern Bell Capital Corp.
  5.64%, 3/25/96                                 3,800,000            3,710,700
--------------------------------------------------------------------------------


Transportation:  5.3%
--------------------------------------------------------------------------------
PHH Corp. Floater
  5.901% Med. Term Note, 8/21/96                 4,000,000            3,998,996
--------------------------------------------------------------------------------

Total Money Market Instruments:  104.9%
(Cost $78,974,123)                                                   78,974,123
--------------------------------------------------------------------------------

Other Assets Under Liabilities:  (4.9%)                              (3,654,736)
--------------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $10.000 per share
based on 7,531,939 shares
issued and outstanding)                                             $75,319,387
================================================================================

Lincoln National Social Awareness Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments:
Common Stocks:                                   Number of            Market
                                                  Shares               Value
                                                ----------          ----------

Air Transportation:  1.5%
--------------------------------------------------------------------------------
AMR Corp.*                                          35,300           $2,621,025
Delta Air Lines Inc.                                25,900            1,913,363
--------------------------------------------------------------------------------
                                                                      4,534,388

Banking and Insurance:  18.8%
--------------------------------------------------------------------------------
AllState Corp.                                     117,534            4,833,586
American General Corp.                              93,500            3,260,812
Bank of Boston Corp.                                78,100            3,612,125
Bank of New York Inc.                               88,600            4,319,250
BankAmerica Corp.                                   97,300            6,300,175
Chemical Banking Corp.                              83,800            4,923,250
Cigna Corp.                                         37,100            3,830,575
First Chicago NBD Corp.                             96,111            3,796,385
First Union Corp.                                   62,100            3,454,312
Healthcare Compare Corp.*                           80,100            3,484,350
Mid Ocean LTD Shares                                71,000            2,635,875
Nations Bank Corp.                                  82,200            5,723,175
Transamerica Corp.                                  47,600            3,468,850
US Life Corp.                                       76,950            2,298,880
--------------------------------------------------------------------------------
                                                                     55,941,600

Broadcasting:  1.7%
--------------------------------------------------------------------------------
Capital Cities ABC Inc.                             16,600            2,048,025
King World Productions Inc.*                        75,300            2,927,288
--------------------------------------------------------------------------------
                                                                      4,975,313

Building Materials:  2.0%
--------------------------------------------------------------------------------
Dover Corp.                                         56,500            2,083,437
Owens Corning Fiberglas Corp.*                      89,300            4,007,338
--------------------------------------------------------------------------------
                                                                      6,090,775

Building and Construction:  0.4%
--------------------------------------------------------------------------------
Armstrong World Industries Inc.                     20,000            1,240,000
--------------------------------------------------------------------------------


Coal and Gas:  1.1%
--------------------------------------------------------------------------------
Union Planters Corp.                               100,200            3,193,875
--------------------------------------------------------------------------------


Consumer Products and Services:  4.6%
--------------------------------------------------------------------------------
Johnson & Johnson                                   30,500            2,611,563
Omnicom Group Inc.                                  70,600            2,629,850
Procter & Gamble Co.                               100,500            8,341,500
--------------------------------------------------------------------------------
                                                                     13,582,913

Drug and Hospital Supplies:  4.5%
--------------------------------------------------------------------------------
Amgen Inc.*                                         89,400            5,308,125
Baxter International Inc.                          108,500            4,543,438
Nellcor Inc.*                                       62,000            3,596,000
--------------------------------------------------------------------------------
                                                                     13,447,563

Electrical and Electronics:  2.8%
--------------------------------------------------------------------------------
Alliance Semiconductor Corp.*                       60,000              697,500
Applied Materials Inc.*                             33,400            1,315,125
Avnet Inc.                                          42,300            1,892,925
Good Guys Inc.*                                    152,100            1,368,900
Lam Research Corp.*                                 28,600            1,308,450
Mentor Graphics Corp.*                              93,200            1,700,900
--------------------------------------------------------------------------------
                                                                      8,283,800

Entertainment:  1.3%
--------------------------------------------------------------------------------
Mattel Inc.                                        130,818            4,022,653
--------------------------------------------------------------------------------


Finance:  2.2%
--------------------------------------------------------------------------------
Green Tree Financial Corp.                         101,400            2,674,425
Household International Inc.                        65,200            3,854,950
--------------------------------------------------------------------------------
                                                                      6,529,375

Financial Services:  0.3%
--------------------------------------------------------------------------------
Student Loan Marketing Association                  13,700              902,488
--------------------------------------------------------------------------------


Food and Beverage:  12.5%
--------------------------------------------------------------------------------
Campbell Soup Co.                                   75,400            4,524,000
Coca Cola Co.                                      134,000            9,949,500
Flowers Industries Inc.                            201,300            2,440,763
Hershey Foods Corp.                                 38,600            2,509,000
Hormel Foods Corp.                                  80,400            1,979,850
International Multifoods Corp.                      74,000            1,489,250
Pepsico Inc.                                        50,600            2,827,275
Safeway Inc.*                                       70,400            3,625,600
SuperValu Inc.                                     102,800            3,238,200
Universal Foods Corp.                               34,500            1,384,312
Von Companies Inc.*                                114,400            3,231,800
--------------------------------------------------------------------------------
                                                                     37,199,550

Hospital and Health Care:  0.4%
--------------------------------------------------------------------------------
Oxford Health Plans Inc.*                           17,500            1,292,812
--------------------------------------------------------------------------------


Machinery and Engineering:  0.9%
--------------------------------------------------------------------------------
Novellus Systems Inc.*                              51,100            2,759,400
--------------------------------------------------------------------------------


Metals and Mining:  0.7%
--------------------------------------------------------------------------------
Cleveland-Cliffs Inc.                               49,200            2,017,200
--------------------------------------------------------------------------------


Miscellaneous:  0.7%
--------------------------------------------------------------------------------
Sealed Air Corp.*                                   79,000            2,221,875
--------------------------------------------------------------------------------


Office and Business Equipment and Services:  8.0%
--------------------------------------------------------------------------------
Cadence Design Systems Inc.*                        82,300            3,456,600
Computer Associates International Inc.              64,600            3,674,125
Dell Computer Corp.*                                93,600            3,240,900
Manpower Inc.                                       82,100            2,309,063
Reynolds & Reynolds Co.                             84,600            3,288,825
Seagate Technology*                                 68,200            3,239,500
Sun Microsystems Inc.*                             100,000            4,562,500
--------------------------------------------------------------------------------
                                                                     23,771,513
Petroleum and Petroleum Related:  0.8%
--------------------------------------------------------------------------------
Reading & Bates Corp.*                             152,500            2,287,500
--------------------------------------------------------------------------------



                                             Number of             Market
                                               Shares               Value
                                             ----------          ----------

Printing and Publishing:  1.2%
----------------------------------------------------------------------------
Ennis Business Forms Inc.                      64,100              $785,225
New York Times Co.                             90,100             2,669,212
----------------------------------------------------------------------------
                                                                  3,454,437

Public Utilities:  0.9%
----------------------------------------------------------------------------
Portland General                               90,200             2,627,075
----------------------------------------------------------------------------


Retail:  6.2%
----------------------------------------------------------------------------
Consolidated Stores Corp.*                     63,400             1,378,950
Eckerd Corp.*                                  75,100             3,351,337
Jostens Inc.                                   83,300             2,020,025
Kroger Co.*                                   102,800             3,855,000
Rite Aid Corp.                                 51,100             1,750,175
Staples Inc.*                                 112,800             2,749,500
Tiffany & Co.                                  29,300             1,475,988
Waban Inc.*                                    64,200             1,203,750
Wal-Mart Stores                                27,800               622,025
----------------------------------------------------------------------------
                                                                 18,406,750

Securities Dealers:  2.3%
----------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                      125,600             2,496,300
Dean Witter Discover & Co.                     18,000               846,000
Edwards (A G) Inc.*                           143,500             3,426,063
----------------------------------------------------------------------------
                                                                  6,768,363

Shoes:  1.2%
----------------------------------------------------------------------------
Nike Inc.                                      50,400             3,509,100
----------------------------------------------------------------------------


Soaps, Cleaner and Cosmetics:  3.3%
----------------------------------------------------------------------------
Clorox Co.                                     46,800             3,352,050
Dial Corp.                                     76,000             2,251,500
Gillette Co.                                   40,000             2,085,000
International Flavors & Fragrances Inc.        44,700             2,145,600
----------------------------------------------------------------------------
                                                                  9,834,150

Telecommunications:  9.8%
----------------------------------------------------------------------------
Ameritech Corp.                               104,100             6,141,900
Bell Atlantic Corp.                            56,400             3,771,750
Cincinnati Bell Inc.                          116,100             4,034,475
Comsat Corp.                                   42,000               782,250
Pacific Telesis Group                         149,200             5,016,850
SBC Communications Inc.                        85,000             4,887,500
Southern New England Telecomm                  26,800             1,065,300
Sprint Corp.                                   89,700             3,576,787
----------------------------------------------------------------------------
                                                                 29,276,812

Textiles-Apparel Manufacturing:  0.6%
----------------------------------------------------------------------------
Jones Apparel Group Inc.*                      47,200             1,858,500
----------------------------------------------------------------------------


Transportation:  0.3%
----------------------------------------------------------------------------
Paccar Inc.                                    25,600             1,078,400
----------------------------------------------------------------------------

Total Common Stocks:  91.0%
(Cost  $210,479,745)                                            271,108,180
----------------------------------------------------------------------------

Money Market Instruments:                     Par                  Market
                                             Amount                Value
                                           ----------            ----------

Colgate Palmolive Co.
  5.85%,  1/8/96                           $1,800,000             1,794,150
  5.9%,  1/8/96                             1,300,000             1,297,230
Consolidated Natural Gas Co.
  5.65%, 1/8/96                             5,200,000             5,184,494
Merrill Lynch
  5.7%, 1/16/96                             7,900,000             7,877,485
PHH Corp.
  5.85%, 1/10/96                            5,300,000             5,288,804
Smith Barney
  5.85%, 1/2/96                             4,000,000             3,990,250
  5.95%, 1/3/96                             4,800,000             4,794,447
United States Treasury Bill
  0.0%, 5/2/96                                750,000               704,993
----------------------------------------------------------------------------

Total Money Market Instruments:  10.4%
(Cost  $30,931,853)                                              30,931,853
----------------------------------------------------------------------------

Total Investments:  101.4%
(Cost $241,411,598)                                             302,040,033
----------------------------------------------------------------------------

Other Assets Under Liabilities:  (1.4%)                          (4,057,131)
----------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $22.590 per share
based on 13,190,885 shares
issued and outstanding)                                        $297,982,902
============================================================================

Lincoln National Special Opportunities Fund, Inc.

Statement of Net Assets
December 31, 1995

Investments
                                              Par                  Market
Common Stocks:                               Amount                 Value
                                           ----------            ----------

Aerospace:  1.0%
----------------------------------------------------------------------------
McDonnell Douglas Corp.                        53,400            $4,912,800
----------------------------------------------------------------------------


Banking and Insurance:  10.9%
----------------------------------------------------------------------------
Bank of Boston Corp.                          110,000             5,087,500
Bank of New York Inc.                         109,500             5,338,125
Chemical Banking Corp.                         84,500             4,964,375
Cigna Corp.                                    47,100             4,863,075
First Chicago NBD Corp.                       121,994             4,818,763
Mid Ocean LTD Shares                          138,600             5,145,525
NationsBank Corp.                              71,100             4,950,338
Star Banc Corp.                                80,000             4,760,000
Transamerica Corp.                             70,400             5,130,400
Travelers Inc.                                 80,800             5,080,300
US Life Corp.                                 166,950             4,987,631
----------------------------------------------------------------------------
                                                                 55,126,032
Building Materials:  1.0%
----------------------------------------------------------------------------
Dover Corp.                                   135,700             5,003,938
----------------------------------------------------------------------------


Chemicals:  2.9%
----------------------------------------------------------------------------
Eastman Chemical Co.                           74,800             4,684,350
Olin Corp.                                     69,700             5,175,225
Union Carbide Corp.                           129,500             4,856,250
----------------------------------------------------------------------------
                                                                 14,715,825

Consumer Products and Services:  3.9%
----------------------------------------------------------------------------
American Brands Inc.                          111,900             4,993,538
Leggett & Platt Inc.                          210,900             5,114,325
The Stanley Works                              89,900             4,629,850
Universal Corp.                               207,700             5,062,687
----------------------------------------------------------------------------
                                                                 19,800,400

Drug and Hospital Supplies:  4.0%
----------------------------------------------------------------------------
Baxter International Inc.                     118,000             4,941,250
Medtronic Inc.                                 87,800             4,905,825
Nellcor Inc.*                                  87,800             5,092,400
Pharmacia & Upjohn Inc.*                      136,590             5,292,863
----------------------------------------------------------------------------
                                                                 20,232,338

                                                 Number               Market
                                               of Shares              Value
                                             -------------          ---------
Electrical and Electronics:  7.5%
-------------------------------------------------------------------------------
Alliance Semiconductor Corp.*                    256,600            $2,982,975
Applied Materials Inc.*                          116,800             4,599,000
Cirrus Logic Inc.*                               111,500             2,202,125
Cypress Semiconductor Corp.*                     362,100             4,616,775
Harris Corp.                                      92,900             5,074,663
Lam Research Corp.*                              108,000             4,941,000
Teradyne Inc.*                                   206,100             5,152,500
Texas Instruments Inc.                            77,200             3,995,100
TRW Inc.                                          57,700             4,471,750
-------------------------------------------------------------------------------
                                                                    38,035,888
Entertainment:  2.1%
-------------------------------------------------------------------------------
Mattel Inc.                                      176,843             5,437,922
Mirage Resorts Inc.*                             151,300             5,219,850
-------------------------------------------------------------------------------
                                                                    10,657,772
Finance:  0.9%
-------------------------------------------------------------------------------
Household International Inc.                      78,500             4,641,312
-------------------------------------------------------------------------------

Food and Beverage:  3.7%
-------------------------------------------------------------------------------
Heinz H.J. Co.                                   156,300             5,177,438
IBP Inc.                                          79,400             4,009,700
International Multifoods Corp.                   220,700             4,441,587
Von Companies Inc.*                              183,700             5,189,525
-------------------------------------------------------------------------------
                                                                    18,818,250
Industrial:  0.7%
-------------------------------------------------------------------------------
Measurex Corp.                                   111,100             3,138,575
Trinova Corp.                                      8,500               243,313
-------------------------------------------------------------------------------
                                                                     3,381,888
Machinery and Engineering:  2.0%
-------------------------------------------------------------------------------
Carpenter Technology Corp.                       123,000             5,058,375
Novellus Systems Inc.*                            90,300             4,876,200
-------------------------------------------------------------------------------
                                                                     9,934,575
Metals and Mining:  4.5%
-------------------------------------------------------------------------------
ASARCO Inc.                                      157,100             5,027,200
Ball Corp.                                       130,500             3,588,750
Cleveland-Cliffs Inc.                            118,700             4,866,700
Parker Hannifin Corp.                            140,150             4,800,138
Phelps Dodge Corp.                                75,400             4,693,650
-------------------------------------------------------------------------------
                                                                    22,976,438
Miscellaneous:  1.0%
-------------------------------------------------------------------------------
Flight Transportation Corp.*                       4,725                     1
Snap On Inc.                                     110,900             5,018,225
-------------------------------------------------------------------------------
                                                                     5,018,226
Motor Vehicles and Equipment:  1.9%
-------------------------------------------------------------------------------
Dana Corp.                                       168,000             4,914,000
Eaton Corp.                                       86,500             4,638,563
-------------------------------------------------------------------------------
                                                                     9,552,563
Office and Business Equipment and Services:  8.8%
-------------------------------------------------------------------------------
Borland International Inc.*                      271,300             4,476,450
Cadence Design Systems Inc.*                     128,850             5,411,700
Mentor Graphics Corp.*                           270,600             4,938,450
Moore Corp. LTD                                  255,200             4,753,100
New England Business Services Inc.               223,600             4,863,300
Reynolds & Reynolds Co.                          133,100             5,174,263
Seagate Technology*                              105,700             5,020,750
Sun Microsystems Inc.*                           112,100             5,114,562
Symantec Corp.*                                  193,700             4,503,525
-------------------------------------------------------------------------------
                                                                    44,256,100
Paper:  4.1%
-------------------------------------------------------------------------------
Avery Dennison Corp.                             104,900             5,258,112
Boise Cascade Corp.                              129,500             4,483,937
Chesapeake Corp.                                 127,900             3,789,038
Stone Container Corp.                            216,500             3,112,187
Westvaco Corp.                                   152,850             4,241,587
-------------------------------------------------------------------------------
                                                                    20,884,861
Petroleum and Petroleum Related:  6.7%
-------------------------------------------------------------------------------
GATX                                              95,700            $4,653,412
Lyondell Petrochemical Co.                       215,000             4,918,125
Occidental Petroleum Corp.                       239,000             5,108,625
Phillips Petroleum Co.                           139,900             4,774,087
Smith International Inc.*                        212,100             4,984,350
Union Texas Petroleum                            236,900             4,589,938
Williams Companies Inc.                          115,000             5,045,625
-------------------------------------------------------------------------------
                                                                    34,074,162
Printing and Publishing:  1.9%
-------------------------------------------------------------------------------
Banta Corp.                                      112,500             4,950,000
New York Times Co.                               165,300             4,897,013
-------------------------------------------------------------------------------
                                                                     9,847,013
Public Utilities:  7.6%
-------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                     170,700             4,864,950
General Public Utilities Corp.                   153,200             5,208,800
Northeast Utilities                              195,900             4,775,062
Rochester Gas & Electric Corp.                   198,000             4,479,750
SCE Corp.                                        260,400             4,622,100
Sierra Pacific Resources*                        209,600             4,899,400
Southwestern Public Service Co.*                 145,800             4,774,950
Unicom Corp.                                     149,300             4,889,575
-------------------------------------------------------------------------------
                                                                    38,514,587
Railroads:  2.0%
-------------------------------------------------------------------------------
Burlington Northern Inc.                          58,100             4,531,800
Burlington Northern Santa Fe                       7,000               546,000
Conrail Inc.                                      68,700             4,809,000
-------------------------------------------------------------------------------
                                                                     9,886,800
Restaurant:  0.9%
-------------------------------------------------------------------------------
Buffets Inc.*                                    330,100             4,538,875
-------------------------------------------------------------------------------

Retail:  7.1%
-------------------------------------------------------------------------------
Eckerd Corp.*                                    114,200             5,096,175
Kroger Co.*                                      138,500             5,193,750
Rite Aid Corp.                                   158,100             5,414,925
Smith's Food & Drug Centers Inc.                 193,400             4,883,350
Staples Inc.*                                    224,450             5,470,969
Tiffany & Co.                                     95,600             4,815,850
Waban Inc.*                                      267,900             5,023,125
-------------------------------------------------------------------------------
                                                                    35,898,144
Securities Dealers:  1.9%
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                         238,400             4,738,200
Edwards (A G) Inc.*                              200,000             4,775,000
-------------------------------------------------------------------------------
                                                                     9,513,200
Shoes:  1.1%
-------------------------------------------------------------------------------
Nike Inc.                                         78,700             5,479,487
-------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics:  1.8%
-------------------------------------------------------------------------------
Clorox Co.                                        66,300             4,748,738
International Flavors & Fragrances Inc.           94,000             4,512,000
-------------------------------------------------------------------------------
                                                                     9,260,738
Steel:  0.6%
-------------------------------------------------------------------------------
USX Steel Group Inc.                             105,300             3,237,975
-------------------------------------------------------------------------------

Telecommunications:  1.0%
-------------------------------------------------------------------------------
Pacific Telesis Group                            143,100             4,811,737
-------------------------------------------------------------------------------

Textiles-Apparel Manufacturing:  0.9%
-------------------------------------------------------------------------------
Springs Industries Inc.                          108,700             4,497,462
------------------------------------------------------------------------------

Total Common Stocks:  94.4%
(Cost $410,931,424)                                                477,509,386
-------------------------------------------------------------------------------

                                             Par                 Market
                                           Amount                Value
                                         -----------           ----------
Money Market Instruments:

ITT-Hartford Group Inc.
  5.8%, 1/8/96                            $9,600,000            $9,584,534
Sumitomo Corp. Of America
  6.0%, 1/5/96                            18,100,000            18,072,850
UBS Finance Inc.
  5.75%, 2/1/96                            6,200,000             6,188,117
  6.0%, 2/1/96                             1,400,000             1,398,366
United States Treasury Bill
  0.0%, 5/1/96 +                             750,000               704,993
---------------------------------------------------------------------------

Total Money Market Instruments:  7.1%
(Cost $35,948,860)                                              35,948,860
---------------------------------------------------------------------------

Total Investments:  101.5%
(Cost $446,880,284)                                            513,458,246
---------------------------------------------------------------------------

Other Assets Under Liabilities:  (1.5%)                         (7,703,566)
---------------------------------------------------------------------------

Net Assets:  100.0%
(equivalent to $27.383 per share
based on 18,469,661 shares
issued and outstanding)                                       $505,754,680
===========================================================================

 * Non-income producing.
 + Pledged as collateral for financial futures contracts.
** Par amounts for foreign debt are expressed in local currency.

See accompanying notes to financial statements.




STATEMENT OF OPERATIONS
Year Ended December 31, 1995

                                            Lincoln                    Lincoln     Lincoln      Lincoln     Lincoln
                                            National       Lincoln     National    National     National    National
                                           Aggressive      National    Capital      Equity    Global Asset   Growth
                                             Growth          Bond    Appreciation   Income     Allocation  and Income
                                           Fund, Inc.     Fund, Inc.  Fund, Inc.   Fund, Inc.  Fund, Inc.  Fund, Inc.
_______________________________________________________________________________________________________________________
Investment income:
    Interest                                $457,978     $16,669,644    $967,072   $ 839,554  $6,485,461   $5,126,223
_______________________________________________________________________________________________________________________
    Dividends                                511,448               -     903,961   4,400,328   3,062,699   39,790,594
_______________________________________________________________________________________________________________________
        Total investment income              969,426      16,669,644   1,871,033   5,239,882   9,548,160   44,916,817
_______________________________________________________________________________________________________________________

Expenses:
    Management fees                          725,544       1,061,701     726,011   1,457,623   1,570,876    5,077,981
_______________________________________________________________________________________________________________________
    Dividend tax                               7,359               -      17,809      55,996     123,638            -
_______________________________________________________________________________________________________________________
    Custodial fees                            73,401               -     104,956     122,340     252,730            -
_______________________________________________________________________________________________________________________
    Directors fees                             3,000           3,000       3,000       3,000       3,000        3,000
_______________________________________________________________________________________________________________________
    Printing and Postage                      85,816           7,462      82,086      82,086      29,849       14,924
_______________________________________________________________________________________________________________________
    Other                                     13,919          42,709      30,899      41,893      78,306      189,603
_______________________________________________________________________________________________________________________
        Total expenses                       909,039       1,114,872     964,761   1,762,938   2,058,399    5,285,508
_______________________________________________________________________________________________________________________
Net investment income                         60,387      15,554,772     906,272   3,476,944   7,489,761   39,631,309
_______________________________________________________________________________________________________________________

Net realized and unrealized gain (loss)
on investments:
    Net realized gain(loss) on:
          Investment transactions          6,547,737       5,612,959   6,661,868   4,268,897  15,704,684  112,217,388
_______________________________________________________________________________________________________________________
          Foreign currency transactions           (6)              -      95,066       9,551     (57,069)           -
_______________________________________________________________________________________________________________________
          Options written                          -               -           -           -      10,833            -
_______________________________________________________________________________________________________________________
           Net realized gain on
             investments                   6,547,731       5,612,959   6,756,934   4,278,448  15,658,448  112,217,388
_______________________________________________________________________________________________________________________
    Net change in unrealized appreciation
      or depreciation on:
          Investments                     21,583,506      19,675,624  15,206,253  36,186,200  24,681,168  328,786,475
_______________________________________________________________________________________________________________________
          Translation of assets and
            liabilities in foreign
            currencies                             -               -      74,580          75     578,031            -
_______________________________________________________________________________________________________________________
          Options written                          -               -           -           -         463            -
_______________________________________________________________________________________________________________________
         Net change in unrealized
         appreciation or depreciation
         on investments                   21,583,506      19,675,624  15,280,833  36,186,275  25,259,662  328,786,475
_______________________________________________________________________________________________________________________
Net gain on investments                   28,131,237      25,288,583  22,037,767  40,464,723  40,918,110  441,003,863
_______________________________________________________________________________________________________________________
Net increase in net assets
resulting from operations                $28,191,624     $40,843,355 $22,944,039 $43,941,667 $48,407,871 $480,635,172
=======================================================================================================================

See accompanying notes to financial statements.

Year Ended December 31, 1995

                                                                                     Lincoln     Lincoln       Lincoln
                                                           Lincoln       Lincoln     National    National      National
                                                          National       National     Money       Social        Special
                                                        International    Managed      Market     Awareness   Opportunities
                                                         Fund, Inc.     Fund, Inc.  Fund, Inc.   Fund, Inc.    Fund, Inc.
                                                        ------------------------------------------------------------------
Investment income:
    Interest                                              $  286,150  $ 17,168,999  $4,972,995  $ 1,296,978  $  1,659,405
--------------------------------------------------------------------------------------------------------------------------
    Dividends                                              5,854,392     7,482,245           -    4,732,608    10,372,607
--------------------------------------------------------------------------------------------------------------------------
        Total investment income                            6,140,542    24,651,244   4,972,995    6,029,586    12,032,012
--------------------------------------------------------------------------------------------------------------------------

Expenses:
    Management fees                                        2,770,197     2,120,656     385,019    1,048,366     1,809,514
--------------------------------------------------------------------------------------------------------------------------
    Dividend tax                                             780,822             -           -            -             -
--------------------------------------------------------------------------------------------------------------------------
    Custodial fees                                           527,342             -           -            -             -
--------------------------------------------------------------------------------------------------------------------------
    Directors fees                                             3,000         3,000       3,000        3,000         3,000
--------------------------------------------------------------------------------------------------------------------------
    Printing and Postage                                       7,462        11,193       7,462       14,925        29,849
--------------------------------------------------------------------------------------------------------------------------
    Other                                                    114,039        80,925      25,165       47,618        59,359
--------------------------------------------------------------------------------------------------------------------------
        Total expenses                                     4,202,862     2,215,774     420,646    1,113,909     1,901,722
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                      1,937,680    22,435,470   4,552,349    4,915,677    10,130,290
--------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments:
    Net realized gain(loss) on:
          Investment transactions                          2,363,240    37,948,391           -   18,559,957    40,236,411
--------------------------------------------------------------------------------------------------------------------------
          Foreign currency transactions                      135,456             -           -            -             -
--------------------------------------------------------------------------------------------------------------------------
          Options written                                          -             -           -            -    (2,078,011)
--------------------------------------------------------------------------------------------------------------------------
          Net realized gain on investments                 2,498,696    37,948,391           -   18,559,957    38,158,400
--------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
      or depreciation on:
          Investments                                     24,061,865    74,805,363           -   55,729,211    62,954,572
--------------------------------------------------------------------------------------------------------------------------
          Translation of assets and
            liabilities in foreign currencies                166,890             -           -            -             -
--------------------------------------------------------------------------------------------------------------------------
          Options written                                          -             -           -            -        20,675
--------------------------------------------------------------------------------------------------------------------------
         Net change in unrealized
         appreciation or depreciation
         on investments                                   24,228,755    74,805,363           -   55,729,211    62,975,247
--------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                   26,727,451   112,753,754           -   74,289,168   101,133,647
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                $28,665,131  $135,189,224  $4,552,349  $79,204,845  $111,263,937
==========================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1994 and 1995

                                            Lincoln                    Lincoln     Lincoln       Lincoln     Lincoln
                                            National     Lincoln       National    National      National    National
                                           Aggressive    National      Capital      Equity     Global Asset   Growth
                                             Growth        Bond      Appreciation   Income      Allocation  and Income
                                           Fund, Inc.   Fund, Inc.    Fund, Inc.  Fund, Inc.    Fund, Inc.  Fund, Inc.
                                           --------------------------------------------------------------------------------
Net Assets at January 1, 1994                  $110,000 $226,149,503   $  110,000   $  110,000 $153,499,616 $1,034,105,477
---------------------------------------------------------------------------------------------------------------------------
Changes from operations:
    Net investment income                        65,795   13,491,950      352,060      913,313    5,639,619     31,708,118
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on investments  (3,757,574)  (9,964,996)    (193,457)     580,266   (1,141,455)    69,061,295
---------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments            2,469,310  (13,242,315)     526,731     (411,077)  (7,976,231)   (86,360,222)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                    (1,222,469)  (9,715,361)     685,334    1,082,502   (3,478,067)    14,409,191
---------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                       (65,795) (13,491,950)    (352,060)    (913,313)  (5,639,619)   (31,708,118)
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                  -   (9,456,561)           -            -  (10,629,009)   (45,931,842)
---------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder          (65,795) (22,948,511)    (352,060)    (913,313) (16,268,628)   (77,639,960)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions    61,875,525    1,524,135   52,460,614   78,581,998   61,943,978    190,449,599
---------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net assets  60,587,261  (31,139,737)  52,793,888   78,751,187   42,197,283    127,218,830
---------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1994             $60,697,261 $195,009,766  $52,903,888  $78,861,187 $195,696,899 $1,161,324,307

Changes from operations:
    Net investment income                        60,387   15,554,772      906,272    3,476,944    7,489,761     39,631,309
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments          6,547,731    5,612,959    6,756,934    4,278,448   15,658,448    112,217,388
---------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments           21,583,506   19,675,624   15,280,833   36,186,275   25,259,662    328,786,475
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                    28,191,624   40,843,355   22,944,039   43,941,667   48,407,871    480,635,172
---------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                       (60,387) (15,554,772)    (906,272)  (3,476,944)  (7,489,761)   (39,631,309)
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                  -            -            -     (580,266)           -    (69,061,295)
---------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder          (60,387) (15,554,772)    (906,272)  (4,057,210)  (7,489,761)  (108,692,604)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions    49,642,126   30,517,705   52,994,129  120,025,232   12,157,253    300,183,582
---------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net assets  77,773,363   55,806,288   75,031,896  159,909,689   53,075,363    672,126,150
---------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1995            $138,470,624 $250,816,054 $127,935,784 $238,770,876 $248,772,262 $1,833,450,457
===========================================================================================================================

See accompanying notes to financial statements.

Years Ended December 31, 1994 and 1995

                                                                                        Lincoln        Lincoln        Lincoln
                                                           Lincoln        Lincoln       National      National       National
                                                          National       National        Money         Social         Special
                                                        International     Managed        Market       Awareness    Opportunities
                                                         Fund, Inc.     Fund, Inc.     Fund, Inc.    Fund, Inc.     Fund, Inc.
                                                        ------------------------------------------------------------------------
Net Assets at January 1, 1994                            $161,469,998   $445,039,996   $81,041,767   $137,606,415   $273,997,784
--------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
    Net investment income                                     651,719     20,179,660     3,196,613      3,407,741      7,440,312
--------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on investments                15,901,915        718,100             -      6,175,723     15,004,876
--------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments                        (11,656,933)   (29,823,356)            -     (9,493,018)   (25,542,877)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   4,896,701     (8,925,596)    3,196,613         90,446     (3,097,689)
--------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                                    (651,719)   (20,179,660)   (3,196,613)    (3,407,741)    (7,440,312)
--------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                                -    (17,841,259)            -     (7,339,542)   (18,072,011)
--------------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder                       (651,719)   (38,020,919)   (3,196,613)   (10,747,283)   (25,512,323)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting  from capital share transactions                150,634,925     44,046,103    (3,864,330)    36,564,581     73,029,402
--------------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net assets               154,879,907     (2,900,412)   (3,864,330)    25,907,744     44,419,390
--------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1994                          $316,349,905   $442,139,584   $77,177,437   $163,514,159   $318,417,174

Changes from operations:
    Net investment income                                   1,937,680     22,435,470     4,552,349      4,915,677     10,130,290
--------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                        2,498,696     37,948,391             -     18,559,957     38,158,400
--------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments                         24,228,755     74,805,363             -     55,729,211     62,975,247
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                  28,665,131    135,189,224     4,552,349     79,204,845    111,263,937
--------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                                  (1,937,680)   (22,435,470)   (4,552,349)    (4,915,677)   (10,130,290)
--------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                      (14,698,525)      (718,100)            -     (6,175,723)   (15,004,876)
--------------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder                    (16,636,205)   (23,153,570)   (4,552,349)   (11,091,400)   (25,135,166)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting  from capital share transactions                 30,011,772     34,989,363    (1,858,050)    66,355,298    101,208,735
--------------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net assets                42,040,698    147,025,017    (1,858,050)   134,468,743    187,337,506
--------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1995                          $358,390,603   $589,164,601   $75,319,387   $297,982,902   $505,754,680
================================================================================================================================

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

THE FUNDS: Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., and Lincoln National Social Awareness Fund, Inc. are registered as open-end, diversified management investment companies and Lincoln National Special Opportunities Fund, Inc. is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. The Funds' shares are sold only to The Lincoln National Life Insurance Company (the Company) for allocation to its Variable Annuity Account C, which was established for the purpose of funding variable annuity contracts, and to its Flexible Premium Variable Life Accounts D, G, and K, which were established for the purpose of funding variable universal life contracts.

The Funds' investment objectives are as follows:


         FUND                                               INVESTMENT OBJECTIVE
         ----                                               --------------------
Lincoln National Aggressive                 The investment objective is to maximize capital
Growth Fund, Inc.                           appreciation. The Fund invests in stocks of smaller,
                                            lesser-known companies which have a chance to grow
                                            significantly in a short time.

Lincoln National Bond                       The investment objective is to maximize current income
Fund, Inc.                                  consistent with prudent investment strategy. The Fund
                                            invests primarily in medium and long-term corporate and
                                            government bonds.

Lincoln National Capital                    The investment objective is to maximize long-term
Appreciation Fund, Inc.                     growth of capital in a manner consistent with
                                            preservation of capital. The Fund primarily buys
                                            stocks in a large number of companies of all sizes
                                            if the companies are competing well and if their
                                            products or services are in high demand. It may also
                                            buy some money market securities and bonds, including
                                            junk (high-risk) bonds.

Lincoln National Equity                     The investment objective is to achieve reasonable
Income Fund, Inc.                           income by investing primarily in income-producing equity
                                            securities. The Fund invests mostly in high-income stocks
                                            and some high-yielding bonds (including junk bonds).

Lincoln National Global                     The investment objective is to maximize long-term total
Asset Allocation Fund, Inc.                 return consistent with preservation of capital. The
                                            Fund allocates its assets among several categories of
                                            equity and fixed-income securities, both of U.S. and
                                            foreign issuers.

Lincoln National Growth                     The investment objective is to maximize long-term
and Income Fund, Inc.                       capital appreciation. The Fund buys stocks of
                                            established companies.

Lincoln National                            The investment objective is to maximize long-term
International Fund, Inc.                    capital appreciation. The Fund trades in securities
                                            issued outside the U.S.--mostly stocks, with an
                                            occasional bond or money market security.

Lincoln National Managed                    The investment objective is to maximize long-term
Fund, Inc.                                  total return (capital gains plus income) consistent
                                            with prudent investment strategy. The Fund invests
                                            in a mix of stocks, bonds, and money market securities,
                                            as determined by an investment committee.

Lincoln National Money                      The investment objective is to maximize current income
Market Fund, Inc.                           consistent with the preservation of capital. The
                                            Fund invests in short-term obligations issued by U.S.
                                            corporations, the U.S. Government, and federally-
                                            chartered banks and U.S. branches of foreign banks.

Lincoln National Social                     The investment objective is to maximize long-term
Awareness Fund, Inc.                        capital appreciation. The Fund buys stocks of established
                                            companies which adhere to certain specific social
                                            criteria.

Lincoln National Special                    The investment objective is to maximize capital
Opportunities Fund, Inc.                    appreciation. The Fund primarily invests in mid-size
                                            companies whose stocks have significant growth potential.
                                            Current income is a secondary consideration.


INVESTMENT VALUATION: Investments are stated at value. Portfolio securities which are traded on stock exchanges are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Long-term debt investments are valued at their bid quotations. The Funds hedge certain portions of their exposure to fluctuations in interest, market, and foreign exchange risks by entering into derivative transactions. These hedges include options, financial futures, and forward foreign currency contracts. Options traded on exchanges are valued at the last bid price for options purchased and the last sale price for options written. Options traded in the over-the-counter market are valued at the last bid price for options purchased and the last asked price for options written. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. Money market instruments in securities are stated at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term debt investments. Realized gains or losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

SECURITIES SOLD SHORT: Short-selling of securities obligate the Funds to replace the security borrowed by purchasing it at market value at the replacement date. The Funds would realize a gain (loss) if the price of the security declines (increases) between the sale and replacement date.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liability in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

EXPENSES: The custodian bank of the Lincoln National Bond Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. has agreed to waive its custodial fees when the Funds maintain a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1995, the custodial fees offset arrangements were not material to either total expenses or the calculation of average net assets and the ratio of expenses to average net assets.

TAXES: Each Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, each Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rates.

2. OTHER ASSETS OVER (UNDER) LIABILITIES

The statement of net assets accounts "Other Assets Over (Under) Liabilities" at December 31, 1995 consisted of the following assets (liabilities):

                                        LINCOLN                       LINCOLN        LINCOLN       LINCOLN         LINCOLN
                                        NATIONAL       LINCOLN        NATIONAL       NATIONAL      NATIONAL        NATIONAL
                                       AGGRESSIVE      NATIONAL        CAPITAL        EQUITY     GLOBAL ASSET       GROWTH
                                         GROWTH          BOND       APPRECIATION      INCOME      ALLOCATION      AND INCOME
                                       FUND, INC.     FUND, INC.     FUND, INC.     FUND, INC.    FUND, INC.      FUND, INC.
                                      ------------  --------------  -------------  ------------  -------------  --------------

Cash                                  $        88    $    339,473   $     67,156   $       204   $    544,472    $    830,757
-----------------------------------------------------------------------------------------------------------------------------
Foreign currency                                -               -         67,804        37,912        871,848               -
-----------------------------------------------------------------------------------------------------------------------------
Receivable for dividends earned            55,978               -         59,675       664,972        273,633       4,440,444
-----------------------------------------------------------------------------------------------------------------------------
Receivable for interest earned              3,807       3,436,206              -        64,004      1,555,633         358,793
-----------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                  -               -      2,651,156     1,058,144      1,836,969               -
-----------------------------------------------------------------------------------------------------------------------------
Receivable for capital shares sold        606,011               -        274,145       413,025         36,821               -
-----------------------------------------------------------------------------------------------------------------------------
Dividends declared and unpaid             (60,387)    (15,554,772)      (906,272)   (3,476,944)    (7,489,761)    (39,631,309)
-----------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                -               -     (1,203,370)   (5,980,421)    (6,597,545)     (1,368,346)
-----------------------------------------------------------------------------------------------------------------------------
Management fees payable                   (84,472)        (97,784)       (84,236)     (185,137)      (154,346)       (511,243)
-----------------------------------------------------------------------------------------------------------------------------
Other, net                                (22,021)         (8,439)         5,049       (41,947)       662,202         (11,442)
-----------------------------------------------------------------------------------------------------------------------------
                                      $   499,004    $(11,885,316)  $    931,107   $(7,446,188)  $ (8,460,074)   $(35,892,346)
                                      =======================================================================================


                                                                      LINCOLN       LINCOLN         LINCOLN
                                         LINCOLN       LINCOLN       NATIONAL       NATIONAL       NATIONAL
                                        NATIONAL       NATIONAL        MONEY         SOCIAL         SPECIAL
                                      INTERNATIONAL    MANAGED        MARKET       AWARENESS     OPPORTUNITIES
                                       FUND, INC.     FUND, INC.    FUND, INC.     FUND, INC.     FUND, INC.
                                      -------------  ------------   -----------   ------------   -------------

Cash                                  $       571    $  1,258,934   $    146,890   $   362,195   $  1,203,486
-------------------------------------------------------------------------------------------------------------
Foreign currency                       11,447,664               -              -             -              -
-------------------------------------------------------------------------------------------------------------
Receivable for dividends earned           297,616         749,005              -       529,323      1,190,953
-------------------------------------------------------------------------------------------------------------
Receivable for interest earned              2,232       3,855,207        789,708        65,061         61,939
-------------------------------------------------------------------------------------------------------------
Receivable for securities sold            383,892         106,557              -       676,725      3,791,213
-------------------------------------------------------------------------------------------------------------
Receivable for capital shares sold        395,827               -              -             -              -
-------------------------------------------------------------------------------------------------------------
Dividends declared and unpaid          (1,937,680)    (22,435,470)    (4,552,349)   (4,915,677)   (10,130,290)
-------------------------------------------------------------------------------------------------------------
Payable for securities purchased       (1,434,861)     (1,115,977)             -      (652,862)    (3,338,623)
-------------------------------------------------------------------------------------------------------------
Management fees payable                  (249,453)       (196,393)       (30,721)     (113,396)      (175,592)
-------------------------------------------------------------------------------------------------------------
Other, net                                257,755          (9,269)        (8,264)       (8,500)      (306,652)
-------------------------------------------------------------------------------------------------------------
                                     $  9,163,561    $(17,787,406)   $(3,654,736)  $(4,057,131)  $ (7,703,566)
                                     ============    ============    ===========   ===========   ============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Lincoln Investment Management, Inc. (the Advisor) manages the Funds' investment portfolios, maintains their accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Funds. In return for these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net asset value of the Funds, .40% of the next $200,000,000, and .30% of the average daily net asset value of the Funds in excess of $400,000,000 for all the Funds except for the Lincoln National Global Asset Allocation Fund, Inc. which has management fee annual rates of .75%, .70%, and .68%, respectively, the Lincoln National International Fund, Inc. which has management fee annual rates of .90%, .75%, and .60%, respectively, and the Lincoln National Aggressive Growth Fund, Inc. which has management fee annual rates of .75%, .70%, and .65%, respectively. The Lincoln National Capital Appreciation Fund, Inc. and the Lincoln National Equity Income Fund, Inc. have management fees of .80% and .95%, respectively, with no breakpoints. If the aggregate annual expenses of the Funds, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceeds 1 1/2% of the average daily net asset value of the Fund, the Advisor will reimburse the Funds in the amount of such excess. No reimbursement was due for the year ended December 31, 1995.

Certain officers and directors of the Funds are also officers or directors of the Company. The compensation of unaffiliated directors of the Funds is borne by the Funds.

4. ANALYSIS OF NET ASSETS

The analysis of net assets at December 31, 1995 consisted of the following:

                               LINCOLN                         LINCOLN         LINCOLN         LINCOLN          LINCOLN
                               NATIONAL        LINCOLN         NATIONAL        NATIONAL        NATIONAL         NATIONAL
                              AGGRESSIVE       NATIONAL        CAPITAL          EQUITY       GLOBAL ASSET        GROWTH
                                GROWTH           BOND        APPRECIATION       INCOME        ALLOCATION       AND INCOME
                              FUND, INC.      FUND, INC.      FUND, INC.      FUND, INC.      FUND, INC.       FUND, INC.
                             ------------    ------------    ------------    ------------    ------------    --------------
Common Stock, par value
  $.01 per share  **         $    113,663    $    204,803    $     99,051    $    176,770    $    185,777    $      616,153
---------------------------------------------------------------------------------------------------------------------------
Paid-in capital in excess
 of par value of shares
 issued                       111,513,988     241,848,769     105,465,692     198,540,460     205,348,238     1,346,965,201
---------------------------------------------------------------------------------------------------------------------------
Undistributed net realized
 gain (loss) on investments     2,790,157      (4,352,037)      6,563,477       4,278,448      14,516,993       112,217,388
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
 or depreciation on
 investments                   24,052,816      13,114,519      15,807,564      35,775,198      28,721,254       373,651,715
---------------------------------------------------------------------------------------------------------------------------
                             $138,470,624    $250,816,054    $127,935,784    $238,770,876    $248,772,262    $1,833,450,457
                             ==============================================================================================


                                                               LINCOLN         LINCOLN          LINCOLN
                                LINCOLN        LINCOLN         NATIONAL        NATIONAL        NATIONAL
                               NATIONAL        NATIONAL         MONEY           SOCIAL          SPECIAL
                             INTERNATIONAL     MANAGED          MARKET        AWARENESS      OPPORTUNITIES
                              FUND, INC.      FUND, INC.      FUND, INC.      FUND, INC.      FUND, INC.
                             ------------    ------------    ------------    ------------    -------------


Common Stock, par value
 $.01 per share  **          $    267,503    $    370,668     $    75,319    $    131,909    $    184,697
----------------------------------------------------------------------------------------------------------
Paid-in capital in excess
 of par value of shares
 issued                       318,184,241     474,315,099      75,244,068     218,662,601     401,072,386
----------------------------------------------------------------------------------------------------------
Undistributed net realized
 gain (loss) on investments     2,498,696      37,948,391               -      18,559,957      38,158,400
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
 or depreciation on
 investments                   37,440,163      76,530,443               -      60,628,435      66,339,197
----------------------------------------------------------------------------------------------------------
                             $358,390,603    $589,164,601     $75,319,387    $297,982,902    $505,754,680
                             ============================================================================

    ** Each Fund has 50,000,000 authorized shares except for the Lincoln National Growth and Income Fund, Inc. which has 100,000,000.


5. INVESTMENTS

The cost of investments for federal income tax purposes is the same as for book purposes. The aggregate cost of investments purchased, the aggregate proceeds from investments sold, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation of investments and other financial instruments at December 31, 1995 are as follows:


                               AGGREGATE    AGGREGATE       GROSS         GROSS          NET
                                COST OF      PROCEEDS     UNREALIZED    UNREALIZED    UNREALIZED
                               PURCHASES    FROM SALES   APPRECIATION  DEPRECIATION  APPRECIATION
                             ------------  ------------  ------------  ------------  ------------
Lincoln National
 Aggressive Growth Fund,
 Inc.                        $127,542,310  $ 76,551,006  $ 26,366,155  $ (2,313,339)  $ 24,052,816
Lincoln National Bond
 Fund, Inc.                   316,532,400   300,710,759    13,617,673      (503,154)    13,114,519
Lincoln National Capital
 Appreciation Fund, Inc.      198,079,335   142,994,566    16,389,980      (582,416)    15,807,564
Lincoln National Equity
 Income Fund, Inc.            163,425,199    40,525,669    37,774,153    (1,998,955)    35,775,198
Lincoln National Global
 Asset Allocation Fund, Inc.  303,779,578   301,637,967    30,778,320    (2,057,066)    28,721,254
Lincoln National Growth
 and Income Fund, Inc.        956,735,084   746,186,273   419,990,161   (46,338,446)   373,651,715
Lincoln National
 International Fund, Inc.     222,318,630   207,467,136    44,903,382    (7,463,219)    37,440,163
Lincoln National Managed
 Fund, Inc.                   588,376,075   576,174,240    85,821,159    (9,290,716)    76,530,443
Lincoln National Social
 Awareness Fund, Inc          156,868,225   109,970,497    65,187,045    (4,558,610)    60,628,435
Lincoln National Special
 Opportunities Fund, Inc.     430,824,124   358,721,194    84,294,639   (17,955,442)    66,339,197


6.  SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION

OPTIONS: The Funds purchase or write options which are exchange traded to hedge fluctuation risks in the price of certain securities. When the Funds write a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by the Funds for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments. Written call option activity for 1995 is summarized as follows:

                                              LINCOLN NATIONAL GLOBAL         LINCOLN NATIONAL SPECIAL
                                            ASSET ALLOCATION FUND, INC.       OPPORTUNITIES FUND, INC.
                                            ---------------------------       ------------------------
                                               PAR            PREMIUMS         NUMBER OF     PREMIUMS
                                              AMOUNT          RECEIVED          SHARES       RECEIVED
                                            ---------------------------       ------------------------
Options outstanding at January 1, 1995      $  92,600        $   5,556           125,400   $   204,656
Options written                               923,400          111,099         2,455,200    11,009,524
Options exercised                                   -                -          (399,500)   (2,744,150)
Options expired                              (499,600)               -          (134,800)     (241,498)
Options closed                               (516,400)        (116,655)       (2,046,300)   (8,228,532)
                                            --------------------------        ------------------------

Options outstanding at December 31, 1995    $       0        $       0                 0   $         0
                                            ==========================        ========================

FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Funds to take or deliver a financial instrument of foreign currency at a future date at a specified price. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Funds are subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. The sale of forward foreign currency contracts that were open at December 31, 1995 were as follows:

                              FOREIGN                             AGGREGATE                                     UNREALIZED
FUND                         CURRENCY                            FACE VALUE     SETTLEMENT DATE(S)              GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------

Lincoln National            5,000,000  Deutschemark             $ 3,485,900     June 1996                       $ (28,288)
Capital Appreciation          975,000  Great Britain Pound        1,493,846     March 1996                        (17,603)
Fund, Inc.                178,500,000  Japanese Yen               1,819,076     January, February, March 1996      73,269
                            1,000,000  Netherlands Guilder          623,267     June 1996                          (5,537)
                           18,254,000  Swedish Krona              2,727,659     February 1996                       1,833
                                                                                                                ---------
                                                                                                                $  23,674
                                                                                                                =========

Lincoln National              980,000  Australian Dollar        $   722,954     March 1996                      $   2,868
Global Asset                1,455,000  Canadian Dollar            1,065,567     March 1996                           (112)
Allocation                 11,993,800  Danish Krone               2,153,913     March 1996                           (127)
Fund, Inc.                 28,672,572  Deutschemark              20,064,950     January, March 1996                21,151
                           14,050,000  French Franc               2,840,203     March, May 1996                    25,075
                            2,124,000  Great Britain Pound        3,267,642     March, May 1996                    (7,819)
                           11,875,400  Italian Lira               7,292,476     January, March 1996               121,742
                        1,069,050,000  Japanese Yen              10,952,540     February, March 1996              344,892
                            3,110,000  Netherlands Guilder        1,950,736     March, May 1996                       286
                          348,900,000  Spanish Peseta             2,823,559     March 1996                         (9,549)
                            4,500,000  Swedish Krona                684,275     March 1996                        (10,442)
                            1,320,000  Swiss Franc                1,141,849     March 1996                        (11,274)
                                                                                                                 --------
                                                                                                                 $476,691
                                                                                                                 ========

FINANCIAL FUTURES CONTRACTS: The Funds may purchase or sell financial futures contracts, which are exchange traded, to hedge fluctuation risks of adverse changes in exchange markets or interest rates. Financial futures contracts obligate the Funds to take delivery or deliver a financial instrument at a future date at a specified price. The Funds deposit with its custodian a specified amount of cash or eligible securities called "initial margin" or "variation margin". The market value of investments pledged to cover margin requirements for open positions at December 31, 1995 was $704,993 for the Lincoln National Special Opportunities Fund, Inc., and $3,582,294 for Lincoln National Global Asset Allocation Fund, Inc. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the market risks of unexpected changes in the underlying markets and interest rates; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Purchased financial futures contracts open at December 31, 1995 were as follows:

                                                           UNDERLYING   EXPIRATION  UNREALIZED
FUND                        CONTRACTS                      FACE AMOUNT  DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------
Lincoln National Special    85 S&P 400 midcap stock index  $ 9,505,890  March 1996   $(238,765)
Opportunities Fund, Inc.

Lincoln National Global     98 U.S. Treasury contracts      11,548,688  March 1996   $(355,250)
Asset Allocation            103 Gilt contracts               8,510,789  March 1996     245,203
Fund, Inc.                  53 German 10 year contracts      8,601,775  March 1996     226,341
                                                                                     ---------
                                                                                     $ 116,294
                                                                                     =========

INDEXED SECURITIES: The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

REPURCHASE AGREEMENTS: The Funds, through their respective custodians, receive delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. Repurchase agreements are subject to the risk of the default or insolvency of the counterparty.


7. CONCENTRATION OF CREDIT RISK

The Lincoln National Money Market Fund, Inc. had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 40.5% of net assets at December 31, 1995. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., and Lincoln National International Fund, Inc., invest in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. None of these Funds had investments in excess of 4% in any individual foreign country except the Lincoln National International Fund, Inc.

Distribution of investments for the Lincoln National International Fund, Inc. by industry, as a percentage of net assets, consisted of the following at December 31, 1995:


        Banking and Insurance..........................  13.3%
        Electrical and Electronics.....................   9.9
        Telecommunications.............................   5.1
        Finance........................................   5.0
        Motor Vehicles and Equipment...................   4.8
        Broadcasting...................................   4.7
        Consumer Products and Services.................   4.3
        Office and Business Equipment and Services.....   4.2
        Financial Services.............................   4.0
        Others (individually less than 4%).............  44.7
                                                        -----
                                                        100.0%
                                                        =====

8. SUMMARY OF CHANGES FROM CAPITAL SHARE TRANSACTIONS

                                                                                          Shares Issued Upon
                                                                  Capital                   Reinvestment of
                                                                Shares Sold                    Dividends
                                                         ---------------------------------------------------------
                                                            Shares        Amount         Shares          Amount
                                                            ------        ------         ------          ------
Year Ended December 31, 1994:

Lincoln National Aggressive Growth Fund, Inc.             6,740,944    $ 62,268,594             -     $          -
Lincoln National Bond Fund, Inc.                            927,405      10,546,350     1,738,841       21,824,702
Lincoln National Capital Appreciation Fund, Inc.          5,209,541      52,552,638             -                -
Lincoln National Equity Income Fund, Inc.                 7,649,310      78,895,415             -                -
Lincoln National Global Asset Allocation Fund, Inc.       4,504,338      52,281,703     1,187,851       14,293,180
Lincoln National Growth and Income Fund, Inc.             6,010,672     141,925,232     2,859,641       69,491,281
Lincoln National International Fund, Inc.                11,973,168     156,601,805         6,025           77,392
Lincoln National Managed Fund, Inc.                       2,079,210      27,714,248     2,489,916       34,885,204
Lincoln National Money Market Fund, Inc.                  6,670,441      66,704,408       257,051        2,570,514
Lincoln National Social Awareness Fund, Inc.              1,842,973      31,337,312       552,267        9,491,031
Lincoln National Special Opportunities Fund, Inc.         4,246,768      96,029,031       983,331       23,219,317

Year Ended December 31, 1995:

Lincoln National Aggressive Growth Fund, Inc.             5,242,400      56,157,989         7,077           65,795
Lincoln National Bond Fund, Inc.                          2,340,450      27,385,295     1,218,139       13,491,950
Lincoln National Capital Appreciation Fund, Inc.          4,988,791      56,695,794        33,385          352,060
Lincoln National Equity Income Fund, Inc.                10,160,881     121,799,890       139,249        1,493,579
Lincoln National Global Asset Allocation Fund, Inc.       1,445,957      17,741,652       498,073        5,639,619
Lincoln National Growth and Income Fund, Inc.             8,053,315     216,522,961     4,377,795      100,769,413
Lincoln National International Fund, Inc.                 3,749,122      47,488,828     1,305,767       15,350,244
Lincoln National Managed Fund, Inc.                       2,090,355      30,761,358     1,590,320       20,897,760
Lincoln National Money Market Fund, Inc.                  4,195,254      41,952,539       319,661        3,196,613
Lincoln National Social Awareness Fund, Inc.              2,904,034      58,598,901       560,629        9,583,464
Lincoln National Special Opportunities Fund, Inc.         3,684,568      92,454,762     1,003,269       22,445,188

                                                                                        Net Increase(Decrease)
                                                               Capital Shares           Resulting From Capital
                                                                  Redeemed                Share Transactions
                                                         ---------------------------------------------------------
                                                            Shares        Amount         Shares          Amount
                                                            ------        ------         ------          ------
Year Ended December 31, 1994:

Lincoln National Aggressive Growth Fund, Inc.               (43,447)   $   (393,069)    6,697,497     $ 61,875,525
Lincoln National Bond Fund, Inc.                         (2,659,758)    (30,846,917)        6,488        1,524,135
Lincoln National Capital Appreciation Fund, Inc.             (9,110)        (92,024)    5,200,431       52,460,614
Lincoln National Equity Income Fund, Inc.                   (29,894)       (313,417)    7,619,416       78,581,998
Lincoln National Global Asset Allocation Fund, Inc.        (409,031)     (4,630,905)    5,283,158       61,943,978
Lincoln National Growth and Income Fund, Inc.              (899,760)    (20,966,914)    7,970,553      190,449,599
Lincoln National International Fund, Inc.                  (468,046)     (6,044,272)   11,511,147      150,634,925
Lincoln National Managed Fund, Inc.                      (1,428,741)    (18,553,349)    3,140,385       44,046,103
Lincoln National Money Market Fund, Inc.                 (7,313,925)    (73,139,252)     (386,433)      (3,864,330)
Lincoln National Social Awareness Fund, Inc.               (251,218)     (4,263,762)    2,144,022       36,564,581
Lincoln National Special Opportunities Fund, Inc.        (2,057,740)    (46,218,946)    3,172,359       73,029,402

Year Ended December 31, 1995:

Lincoln National Aggressive Growth Fund, Inc.              (591,654)     (6,581,658)    4,657,823       49,642,126
Lincoln National Bond Fund, Inc.                           (901,701)    (10,359,540)    2,656,888       30,517,705
Lincoln National Capital Appreciation Fund, Inc.           (328,520)     (4,053,725)    4,693,656       52,994,129
Lincoln National Equity Income Fund, Inc.                  (253,517)     (3,268,237)   10,046,613      120,025,232
Lincoln National Global Asset Allocation Fund, Inc.        (927,716)    (11,224,018)    1,016,314       12,157,253
Lincoln National Growth and Income Fund, Inc.              (665,107)    (17,108,792)   11,766,003      300,183,582
Lincoln National International Fund, Inc.                (2,588,240)    (32,827,300)    2,466,649       30,011,772
Lincoln National Managed Fund, Inc.                      (1,201,733)    (16,669,755)    2,478,942       34,989,363
Lincoln National Money Market Fund, Inc.                 (4,700,720)    (47,007,202)     (185,805)      (1,858,050)
Lincoln National Social Awareness Fund, Inc.                (98,975)     (1,827,067)    3,365,688       66,355,298
Lincoln National Special Opportunities Fund, Inc.          (584,289)    (13,691,215)    4,103,548      101,208,735


9. DISTRIBUTION TO SHAREHOLDER

The Funds declare dividends daily on net investment income and annually on net realized gains, if any. Dividends are distributed annually.

10. CAPITAL LOSS CARRYFORWARD

As of December 31, 1995, the Lincoln National Bond Fund, Inc. had $4,433,131 of unused capital loss carryforward for federal tax purposes. The loss carryforward expires in the year 2002.

11. FUND NAME CHANGES

Effective April 28, 1995, the name of the Lincoln National Growth Fund, Inc. was changed to the Lincoln National Growth and Income Fund, Inc. and the Lincoln National Putnam Master Fund, Inc. was changed to Lincoln National Global Asset Allocation Fund, Inc.

FINANCIAL HIGHLIGHTS
(Selected data for each capital share outstanding throughout the year)

                            Income from Investment Operation                    Less Dividends From:
                      ---------------------------------------------    ---------------------------------------
            Net                             Net
           Asset                        Realized and       Total
Year       Value          Net            Unrealized         From           Net       Net Realized
Ended    Beginning     Investment      Gain (Loss) on    Investment    Investment      Gain on         Total
12/31    of Period    Income (Loss)     Investments      Operations      Income      Investments     Dividends
--------------------------------------------------------------------------------------------------------------
                                Lincoln National Aggressive Growth Fund, Inc.
1993      $10.000        $  -             $   -           $   -           $  -          $  -           $  -
1994       10.000         0.019            (0.952)         (0.933)**      (0.019)          -           (0.019)
1995        9.048         0.007             3.135           3.142         (0.007)          -           (0.007)

                                      Lincoln National Bond Fund, Inc.
1986      $11.904        $1.192           $ 0.780         $ 1.972        ($1.192)      ($0.236)       ($1.428)
1987       12.448         1.055            (0.873)          0.182         (1.055)       (0.434)        (1.489)
1988       11.141         1.053            (0.131)          0.922         (1.053)          -           (1.053)
1989       11.010         1.027             0.428           1.455         (1.027)          -           (1.027)
1990       11.438         0.998            (0.240)          0.758         (0.998)          -           (0.998)
1991       11.198         0.956             0.990           1.946         (0.956)          -           (0.956)
1992       12.188         0.903             0.052           0.955         (0.903)          -           (0.903)
1993       12.240         0.758             0.703           1.461         (0.758)       (0.250)        (1.008)
1994       12.693         0.741            (1.233)         (0.492)        (0.741)       (0.519)        (1.260)
1995       10.941         0.803             1.306           2.109         (0.803)          -           (0.803)

                             Lincoln National Capital Appreciation Fund, Inc.
1993      $10.000        $  -             $  -            $  -            $  -          $  -           $  -
1994       10.000         0.134             0.152           0.286         (0.134)          -           (0.134)
1995       10.152         0.116             2.764           2.880         (0.116)          -           (0.116)

                                 Lincoln National Equity Income Fund, Inc.
1993      $10.000        $  -              $  -            $  -          $   -          $  -           $  -
1994       10.000         0.258             0.335           0.593         (0.258)          -           (0.258)
1995       10.335         0.275             3.218           3.493         (0.275)       (0.046)        (0.321)

                                  Lincoln National Global Asset Allocation Fund, Inc.
1987*     $10.000        $0.146           ($0.973)        ($0.827)       ($0.146)       $  -          ($0.146)
1988        9.027         0.405             0.589           0.994         (0.405)          -           (0.405)
1989        9.616         0.573             1.165           1.738         (0.573)          -           (0.573)
1990       10.781         0.549            (0.516)          0.033         (0.549)       (0.279)        (0.828)
1991        9.986         0.426             1.391           1.817         (0.426)       (0.138)        (0.564)
1992       11.239         0.404             0.271           0.675         (0.404)       (0.306)        (0.710)
1993       11.204         0.362             1.522           1.884         (0.362)       (0.224)        (0.586)
1994       12.502         0.349            (0.702)         (0.353)        (0.349)       (0.656)        (1.005)
1995       11.144         0.412             2.247           2.659         (0.412)          -           (0.412)

                             Lincoln National Growth and Income Fund, Inc.
1986      $16.138        $0.544            $2.147          $2.691        ($0.544)      ($0.254)       ($0.798)
1987       18.031         0.587             2.148           2.735         (0.587)       (0.539)        (1.126)
1988       19.640         0.540             0.729           1.269         (0.540)       (2.997)        (3.537)
1989       17.372         0.793             2.859           3.652         (0.793)          -           (0.793)
1990       20.231         0.512            (0.539)         (0.027)        (0.512)       (1.068)        (1.580)
1991       18.624         0.617             5.142           5.759         (0.617)          -           (0.617)
1992       23.766         0.663            (0.336)          0.327         (0.663)       (0.503)        (1.166)
1993       22.927         0.610             2.285           2.895         (0.610)       (0.519)        (1.129)
1994       24.693         0.668            (0.428)          0.240         (0.668)       (0.968)        (1.636)
1995       23.297         0.701             7.680           8.380         (0.701)       (1.221)        (1.921)

                             Lincoln National International Fund, Inc.
1991*     $10.000       ($0.030)           $0.047          $0.017        ($0.059)       $  -          ($0.059)
1992        9.958         0.037            (0.867)         (0.830)        (0.037)          -           (0.037)
1993        9.091         0.010             3.551           3.561         (0.010)          -           (0.010)
1994       12.642         0.033             0.385           0.418         (0.033)          -           (0.033)
1995       13.027         0.069             0.892           0.961         (0.069)       (0.521)        (0.590)

            Net                                        Ratio of Net
           Asset                          Ratio of      Investment                   Net Assets
Year       Value                          Expenses        Income       Portfolio        At End
Ended       End           Total          To Average     To Average     Turnover       of Period
12/31    of Period      Return***        Net Assets     Net Assets       Rate          (000's)
-----------------------------------------------------------------------------------------------
                         Lincoln National Aggressive Growth Fund, Inc.
1993      $10.000           -               -               -              -         $    110
1994        9.048**       (9.52%)          1.11%           0.21%        100.31%        60,697
1995       12.183         34.78%           0.94%           0.06%         85.82%       138,471

                               Lincoln National Bond Fund, Inc.
1986      $12.448         16.53%           0.52%           9.75%        156.50%      $ 59,449
1987       11.141         (0.47%)          0.56%           9.17%        176.75%        50,795
1988       11.010          9.24%           0.57%           9.41%        183.79%        59,947
1989       11.438         13.23%           0.53%           9.13%        121.19%        91,152
1990       11.198          5.45%           0.53%           9.00%         76.67%       103,845
1991       12.188         17.96%           0.52%           8.32%         72.80%       139,854
1992       12.240          7.58%           0.52%           7.45%        257.27%       168,636
1993       12.693         13.39%           0.50%           6.05%        324.90%       226,150
1994       10.941         (5.01%)          0.50%           6.40%        213.26%       195,010
1995       12.247         19.59%           0.49%           6.90%        139.61%       250,816

                        Lincoln National Capital Appreciation Fund, Inc.
1993      $10.000           -               -               -              -        $     110
1994       10.152**        1.52%           1.18%           1.33%        185.28%        52,904
1995       12.916         27.95%           1.07%           1.00%        195.63%       127,936

                           Lincoln National Equity Income Fund, Inc.
1993      $10.000           -               -               -               -       $     110
1994       10.335**        3.35%           1.26%           2.48%         33.40%        78,861
1995       13.507         32.84%           1.15            2.27          27.81%       238,771

                      Lincoln National Global Asset Allocation Fund, Inc.
1987      $ 9.027         (9.73%)          0.45%           1.42%         12.92%     $  21,084
1988        9.616          7.56%           1.16%           4.36%        136.79%        26,885
1989       10.781         16.74%           1.33%           5.59%         79.11%        44,913
1990        9.986         (0.12%)          1.14%           5.49%         56.28%        56,088
1991       11.239         20.17%           1.04%           4.01%        101.41%        76,269
1992       11.204          6.39%           1.07%           3.70%        128.53%        95,607
1993       12.502         17.88%           1.05%           3.04%        208.55%       153,500
1994       11.144         (2.43%)          1.06%           3.07%        134.33%       195,697
1995       13.391         23.58%           0.92%           3.36%        146.49%       248,772

                         Lincoln National Growth and Income Fund, Inc.
1986      $18.031         16.77%           0.50%           3.06%         55.22      $ 105,781
1987       19.640         14.75%           0.52%           2.78%        142.01%       177,354
1988       17.372          8.06%           0.54%           3.08%        179.88%       209,513
1989       20.231         19.86%           0.50%           4.06%        208.98%       295,399
1990       18.624          1.68%           0.48%           2.79%         59.47%       356,329
1991       23.766         30.83%           0.44%           2.86%         33.59%       581,297
1992       22.927          1.24%           0.41%           2.97%         74.50%       765,457
1993       24.693         13.31%           0.38%           2.58%         60.76%     1,034,105
1994       23.297          0.65%           0.37%           2.85%         76.34%     1,161,324
1995       29.756         39.06%           0.35%           2.64%         51.76%     1,833,450

                           Lincoln National International Fund, Inc.
1991      $ 9.958         (0.42%)          1.06%          (0.30%)        25.18%     $  20,935
1992        9.091         (8.41%)          1.46%           0.39%         22.86%        45,627
1993       12.642         39.46%           1.24%           0.09%         61.44%       161,470
1994       13.027          3.09%           1.24%           0.25%         52.78%       316,350
1995       13.398          8.34%           1.27%           0.59%         63.15%       358,391

(Selected data for each capital share outstanding throughout the year)

                      Income from Investment Operation            Less Dividends From:
                    -------------------------------------  ----------------------------------
           Net                      Net
          Asset                 Realized and      Total
Year      Value        Net       Unrealized       From        Net     Net Realized
Ended   Beginning   Investment  Gain(Loss) on  Investment  Investment   Gain on       Total
12/31   of Period     Income     Investments   Operations    Income   Investments   Dividends
---------------------------------------------------------------------------------------------
                Lincoln National Managed Fund, Inc.
1986     $11.305     $0.699         $0.943      $1.642       ($0.699)      $    -    ($0.699)
1987      12.248      0.674          0.352       1.026        (0.674)      (0.317)    (0.991)
1988      12.283      0.666          0.352       1.018        (0.666)      (1.108)    (1.774)
1989      11.527      0.798          1.186       1.984        (0.798)           -     (0.798)
1990      12.713      0.705         (0.334)      0.371        (0.705)      (0.438)    (1.143)
1991      11.941      0.710          1.906       2.616        (0.710)           -     (0.710)
1992      13.847      0.653         (0.158)      0.495        (0.653)      (0.036)    (0.689)
1993      13.653      0.584          0.908       1.492        (0.584)      (0.409)    (0.993)
1994      14.152      0.628         (0.814)     (0.186)       (0.628)      (0.555)    (1.183)
1995      12.783      0.623          3.132       3.755        (0.623)      (0.020)    (0.643)

                Lincoln National Money Market Fund, Inc.
1986     $10.000     $0.662         $    -      $0.662       ($0.662)      $    -    ($0.662)
1987      10.000      0.658              -       0.658        (0.658)           -     (0.658)
1988      10.000      0.744              -       0.744        (0.744)           -     (0.744)
1989      10.000      0.909              -       0.909        (0.909)           -     (0.909)
1990      10.000      0.802              -       0.802        (0.802)           -     (0.802)
1991      10.000      0.571              -       0.571        (0.571)           -     (0.571)
1992      10.000      0.354              -       0.354        (0.354)           -     (0.354)
1993      10.000      0.276              -       0.276        (0.276)           -     (0.276)
1994      10.000      0.381              -       0.381        (0.381)           -     (0.381)
1995      10.000      0.570              -       0.570        (0.570)           -     (0.570)

                Lincoln National Social Awareness Fund, Inc.
1988*    $10.000     $0.032         $0.454      $0.486       ($0.032)      $    -    ($0.032)
1989      10.454      0.309          2.920       3.229        (0.309)      (0.024)    (0.333)
1990      13.350      0.289         (0.989)     (0.700)       (0.289)      (0.154)    (0.443)
1991      12.207      0.348          4.242       4.590        (0.348)           -     (0.348)
1992      16.449      0.399          0.179       0.578        (0.399)      (0.051)    (0.450)
1993      16.577      0.326          1.792       2.118        (0.326)      (0.454)    (0.780)
1994      17.915      0.377         (0.461)     (0.084)       (0.377)      (0.812)    (1.189)
1995      16.642      0.432          6.491       6.923        (0.432)      (0.543)    (0.975)

               Lincoln National Special Opportunities Fund, Inc.
1986     $17.233     $0.178        ($0.616)    ($0.438)      ($0.178)      $    -    ($0.178)
1987      16.617      0.064          1.316       1.380        (0.064)           -     (0.064)
1988      17.933      0.060          0.327       0.387        (0.060)      (2.659)    (2.719)
1989      15.601      0.276          4.904       5.180        (0.276)           -     (0.276)
1990      20.505      0.236         (1.931)     (1.695)       (0.236)      (1.208)    (1.444)
1991      17.366      0.323          7.195       7.518        (0.323)           -     (0.323)
1992      24.561      0.546          1.106       1.652        (0.546)      (0.955)    (1.501)
1993      24.712      0.530          2.703       3.233        (0.530)      (2.937)    (3.467)
1994      24.478      0.565         (0.942)     (0.377)       (0.565)      (1.372)    (1.937)
1995      22.164      0.616          6.131       6.747        (0.616)      (0.912)    (1.528)


          Net                             Ratio of Net
         Asset                 Ratio of    Investment              Net Assets
Year     Value                 Expenses     Income    Portfolio      At End
Ended     End        Total    To Average  To Average  Turnover     of Period
12/31  of Period   Return***  Net Assets  Net Assets    Rate        (000's)
----------------------------------------------------------------------------
1986    $12.248      14.03%      0.51%       5.77%      76.05%       $78,824
1987     12.283       7.35%      0.53%       5.23%     121.98%       121,167
1988     11.527       8.17%      0.55%       5.71%     166.57%       140,135
1989     12.713      16.00%      0.52%       6.47%     158.73%       182,576
1990     11.941       3.41%      0.52%       5.96%      93.38%       204,310
1991     13.847      22.59%      0.50%       5.53%      22.70%       276,899
1992     13.653       3.69%      0.49%       4.86%     226.66%       343,439
1993     14.152      11.91%      0.45%       4.24%     235.59%       445,040
1994     12.783      (2.42%)     0.44%       4.45%     160.79%       442,140
1995     15.875      30.11%      0.43%       4.37%     112.52%       589,165


1986    $10.000       9.18%      0.55%       6.71%          -        $45,932
1987     10.000       8.02%      0.56%       6.50%          -         55,093
1988     10.000       5.45%      0.55%       7.21%          -         59,160
1989     10.000       7.20%      0.54%       9.09%          -         88,551
1990     10.000       7.61%      0.53%       7.94%          -        102,399
1991     10.000       7.48%      0.53%       5.79%          -        149,555
1992     10.000       4.70%      0.53%       3.48%          -         92,472
1993     10.000       4.46%      0.50%       2.76%          -         81,042
1994     10.000       3.20%      0.52%       3.82%          -         77,177
1995     10.000       4.22%      0.52%       5.67%          -         75,319


1988*   $10.454       4.54%      1.64%       0.30%      10.07%        $2,067
1989     13.350      28.51%      0.99%       2.43%      63.37%         9,565
1990     12.207      (5.54%)     0.65%       2.34%      29.39%        24,674
1991     16.449      36.98%      0.56%       2.33%      45.00%        52,959
1992     16.577       2.87%      0.55%       2.50%      84.32%        89,669
1993     17.915      13.77%      0.51%       1.90%      84.43%       137,606
1994     16.642      (0.39%)     0.53%       2.22%      64.97%       163,514
1995     22.590      43.50%      0.50%       2.21%      54.02%       297,983


1986    $16.617      (2.50%)     0.54%       1.00%     102.32%       $43,369
1987     17.933       8.77%      0.56%       0.31%     110.80%        58,866
1988     15.601       3.73%      0.59%       0.39%      73.91%        63,982
1989     20.505      31.92%      0.55%       1.50%      92.56%        75,245
1990     17.366     (7.28%)      0.55%       1.33%      37.50%        83,762
1991     24.561      43.14%      0.53%       1.49%     111.60%       132,753
1992     24.712       6.24%      0.53%       2.35%     128.49%       189,867
1993     24.478      18.31%      0.49%       2.29%      74.11%       273,998
1994     22.164     (1.55%)      0.48%       2.49%      74.63%       318,417
1995     27.383     32.05%       0.45%       2.39%      90.12%       505,755


* The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on August 3, 1987 through December 31, 1987 for the Lincoln National Global Asset Allocation Fund, Inc., May 2, 1988 through December 31, 1988 for the Lincoln National Social Awareness Fund, Inc., and May 1, 1991 through December 31, 1991 for the Lincoln National International Fund, Inc. Accordingly, the total return percentage, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

**  The amounts differ from December 31, 1994 Annual Report due to restatement.

*** Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares in which Separate Account C, D, G, and K may invest. The total return percentages in the table are NOT calculated on the same basis as the performance percentages noted in the letter at the front of this booklet (those percentages are based upon the change in unit values).

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDER OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC., LINCOLN NATIONAL BOND FUND, INC., LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC., LINCOLN NATIONAL EQUITY INCOME FUND, INC., LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC., LINCOLN NATIONAL GROWTH AND INCOME FUND, INC., LINCOLN NATIONAL INTERNATIONAL FUND, INC., LINCOLN NATIONAL MANAGED FUND, INC., LINCOLN NATIONAL MONEY MARKET FUND, INC., LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC., AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.

We have audited the accompanying statements of net assets of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (Funds) as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds at December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Fort Wayne, Indiana
January 24, 1996

                                       49